UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

Jeffrey Ringdahl, PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: June 30, 2022

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon® FUNDS

2022 ANNUAL REPORT

June 30, 2022

ARK TRANSFORMATIONAL INNOVATION FUND

ARK 0622

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

ARK TRANSFORMATIONAL INNOVATION FUND

Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. Companies that the sub-advisor believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to factors affecting those sectors. Information Technology sector companies may face intense competition and rapid product obsolescence, have limited product lines, markets, financial resources or personnel, and lose patent, copyright and trademark protections. Investing in Health Care sector companies involves risk due to government regulations, product litigation, competitive forces, and loss of patent protection. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2022

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

On April 14, 1938, while addressing the country’s economic challenges in his 12th fireside chat to the American public, President Franklin Delano Roosevelt said, “… to reach a port, we must sail – sail, not tie at anchor – sail, not drift.”

President Roosevelt’s expression still rings true today. That is to say, to successfully reach our destination – whether a geographical one or a financial goal – we should thoughtfully and purposefully plan our journey. Such a journey requires diligence, patience and time, and there are no guarantees that we will reach port safely by the course we initially charted. Instead, we must diligently monitor our charts and compass, making adjustments along the way to help us reach our destination. These periodic recalibrations can be especially important as we seek to preserve and grow our investment portfolios during periods of economic uncertainty – particularly as we consider the potential impacts from events such as Russia’s war with Ukraine, rising global and domestic inflation, and ongoing supply chain disruptions associated with the COVID-19 pandemic.

We encourage you to work with financial professionals who can help develop your personal savings plan, conduct annual plan reviews, and guide adjustments to your portfolio to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your individual risk tolerance, you may be better positioned to withstand short-term volatility. And with careful and continual planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

1

Global Equity Market Overview

June 30, 2022 (Unaudited)

For the 12-month period ended June 30, 2022, equity markets were down significantly. Supply-chain snarls resulting from bottlenecks at Western ports and a resurgence in COVID-19 cases in key Chinese cities, combined with the Russian invasion of Ukraine, led to the world economy facing substantial inflationary pressures and central banks raising interest rates. Against this market backdrop, the MSCI® All Country World Index produced a -15.75% return for the period, as both developed and emerging markets experienced market turmoil.

In the U.S., the S&P 500® Index was down 10.62% and only four sectors produced positive returns for the period: Energy (up 34.09%); Utilities (up 10.84%); Consumer Staples (up 3.94%); and Health Care (up 1.73). Lagging sectors included Telecommunication Services (down 29.63%) and Consumer Discretionary (down 24.73%). From a style perspective, Value outperformed Growth as the Russell 3000® Value Index returned -7.46% and the Russell 3000 Growth Index returned -19.78%. In terms of market capitalization, large-cap stocks significantly outperformed their smaller-capitalization peers, evidenced by the Russell 1000® Index return of -13.04% and the Russell 2000® Index return of -25.20%.

International developed markets also ended the period lower, with the MSCI EAFE Index down 17.77%. In Europe, the top-performing countries were Portugal and Norway, represented by the MSCI Portugal Index (up 1.40%) and the MSCI Norway Index (down 1.56%); lagging countries included Ireland and Germany, represented by the MSCI Ireland Index (down 35.36%) and the MSCI Germany Index (down 31.16%). In Japan, equities produced below-average and below-median returns in comparison to other countries as the MSCI Japan Index returned -19.93%.

In the developing world, emerging markets performed worse than developed markets as the MSCI Emerging Market Index returned -25.29%. The worst-performing countries were Hungary (down 42.17%), represented by the MSCI Hungary Index, followed by South Korean equities and the MSCI Korea Index (down 38.49%). In contrast, the Czech Republic and Kuwait were two of the best-performing markets as the MSCI Czech Republic Index returned 27.36% and the MSCI Kuwait Index returned 22.77%.

2

American Beacon ARK Transformational Innovation FundSM

Performance Overview

June 30, 2022 (Unaudited)

The Investor Class of the American Beacon ARK Transformational Innovation Fund (the “Fund”) returned -68.36% for the twelve months ended June 30, 2022. The Fund underperformed the S&P 500® Index (the “Index”) return of -10.62% for the same period.

Comparison of Changes in Value of a $10,000 Investment for the period 1/27/2017 through 6/30/2022

Total Returns for the Period ended June 30, 2022

	Ticker	1 Year	3 Year	5 Year	Since Inception 01/27/2017	Value of $10,000 01/27/2017- 06/30/2022
R5 Class (1,4,6)	ADNIX	(68.27)%	(4.79)%	6.61%	11.13%	$17,722
Y Class (1,6)	ADNYX	(68.30)%	(4.86)%	6.49%	11.02%	$17,629
Investor Class (1,6)	ADNPX	(68.36)%	(5.10)%	6.24%	10.75%	$17,392
A without Sales Charge (1,2,3,6)	ADNAX	(68.40)%	(5.15)%	6.33%	10.86%	$17,492
A with Sales Charge (1,2,3,6)	ADNAX	(70.22)%	(7.00)%	5.07%	9.66%	$16,486
C without Sales Charge (1,2,3,6)	ADNCX	(68.62)%	(5.85)%	5.78%	10.33%	$17,042
C with Sales Charge (1,2,3,6)	ADNCX	(69.62)%	(5.85)%	5.78%	10.33%	$17,042
R6 Class (1,4,6)	ADNRX	(68.25)%	(4.83)%	6.58%	11.10%	$17,699

S&P 500® Index (5)		(10.62)%	10.60%	11.31%	11.69%	$18,209

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the R5, Y, Investor, and R6 Classes of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. The strategy employed by the Fund’s sub-advisor has the potential for more volatility than broad market averages, which may result in significant fluctuations in the Fund’s short-term returns, both positive and negative.

3

American Beacon ARK Transformational Innovation FundSM

Performance Overview

June 30, 2022 (Unaudited)

2.

A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. A portion of the fees charged to the A and C Classes of the Fund was waived from Fund inception to 2020. Performance prior to waiving fees was lower than the actual returns shown from inception to 2020.

3.

Fund performance for the three-year and since inception periods represents the total returns achieved by the Investor Class from 1/27/2017 up to 1/2/2019, the inception date of the A and C Classes. Expenses of the Investor Class are lower than those of the A and C Classes. As a result, total returns shown may be higher than they would have been had the A and C Classes been in existence since 1/27/2017.

4.

Fund performance for the three-year and since inception periods represents the total returns achieved by the R5 Class from 1/27/2017 up to 10/28/2020, the inception date of the R6 Class. Expenses of the R5 Class are higher than those of the R6 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 1/27/2017.

5.

The S&P 500® Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (“SPDJI”) and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The American Beacon ARK Transformational Innovation Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. One cannot directly invest in an index.

6.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 1.03%, 1.11%, 1.38%, 1.37%, 2.12%, and 1.22%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index primarily due to security selection, while sector allocation slightly detracted from relative performance over the period. The Fund’s underperformance relative to the Index was principally attributable to holdings in the Health Care and Information Technology sectors. Within the Health Care sector, Teladoc Health, Inc. (down 79.9%) was a large detractor, due in part to the “stay-at-home” selloff in the fourth quarter of 2021 and adjusting projected EBITDA guidance lower due to greater competition in the digital mental health space. In the Information Technology sector, a large detractor was Zoom Video Communications, Inc., Class A (down 71.2%), which also was punished by the “stay-at-home” selloff and disappointing guidance during the period.

Sector allocation slightly detracted over the period. Underweight allocations to the Energy and Consumer Staples sectors (up 40.0% and 6.7%, respectively) detracted from performance. Conversely, an overweight allocation to the Health Care sector (up 3.2%), contributed to relative performance.

The sub-advisor will continue to focus on identifying companies best positioned for long-term exponential growth and capital appreciation created by disruptive innovation.

4

American Beacon ARK Transformational Innovation FundSM

Performance Overview

June 30, 2022

Top Ten Holdings (% Net Assets)
Zoom Video Communications, Inc., Class A		10.0
Tesla, Inc.		8.8
Roku, Inc.		8.4
Teladoc Health, Inc.		6.1
CRISPR Therapeutics AG		5.7
UiPath, Inc., Class A		5.0
Exact Sciences Corp.		4.7
Intellia Therapeutics, Inc.		4.7
Block, Inc.		4.5
Twilio, Inc., Class A		4.0

Total Fund Holdings	33

Industry Weightings (% of Investments)
Software		22.1
Biotechnology		18.6
Entertainment		11.8
IT Services		11.4
Automobiles		9.0
Health Care Technology		6.2
Capital Markets		5.9
Health Care Providers & Services		3.6
Life Sciences Tools & Services		2.5
Hotels, Restaurants & Leisure		2.4
Chemicals		1.7
Technology Hardware, Storage & Peripherals		1.1
Diversified Consumer Services		1.0
Semiconductors & Semiconductor Equipment		0.9
Health Care Equipment & Supplies		0.9
Road & Rail		0.9

5

American Beacon ARK Transformational Innovation FundSM

Expense Examples

June 30, 2022 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2022 through June 30, 2022.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon ARK Transformational Innovation FundSM

Expense Examples

June 30, 2022 (Unaudited)

American Beacon ARK Transformational Innovation Fund

	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Expenses Paid During Period 1/1/2022-6/30/2022*
R5 Class
Actual	$1,000.00	$427.00	$3.57
Hypothetical**	$1,000.00	$1,019.79	$5.06
Y Class
Actual	$1,000.00	$426.90	$3.89
Hypothetical**	$1,000.00	$1,019.34	$5.51
Investor Class
Actual	$1,000.00	$426.40	$4.74
Hypothetical**	$1,000.00	$1,018.15	$6.71
A Class
Actual	$1,000.00	$426.00	$5.09
Hypothetical**	$1,000.00	$1,017.65	$7.20
C Class
Actual	$1,000.00	$424.60	$7.88
Hypothetical**	$1,000.00	$1,013.74	$11.13
R6 Class
Actual	$1,000.00	$427.20	$3.57
Hypothetical**	$1,000.00	$1,019.79	$5.06

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.01%, 1.10%, 1.34%, 1.44%, 2.23%, and 1.01% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon ARK Transformational Innovation FundSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon ARK Transformational Innovation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon ARK Transformational Innovation Fund (one of the funds constituting American Beacon Funds, referred hereafter as the “Fund”) as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statement of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

August 26, 2022

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

8

American Beacon ARK Transformational Innovation FundSM

Schedule of Investments

June 30, 2022

	Shares	Fair Value

COMMON STOCKS - 98.30%

Communication Services - 11.62%

Entertainment - 11.62%
ROBLOX Corp., Class AA	202,451	$6,652,540
Roku, Inc.A	283,690	23,302,297
Spotify Technology SAA	23,750	2,228,462

		32,183,299

Total Communication Services		32,183,299

Consumer Discretionary - 12.10%

Automobiles - 8.80%
Tesla, Inc.A	36,211	24,385,212

Diversified Consumer Services - 0.97%
2U, Inc.A	256,699	2,687,638

Hotels, Restaurants & Leisure - 2.33%
DraftKings, Inc., Class AA B	552,266	6,444,944

Total Consumer Discretionary		33,517,794

Financials - 5.82%

Capital Markets - 5.82%
Coinbase Global, Inc., Class AA	204,506	9,615,872
Robinhood Markets, Inc., Class AA	791,346	6,504,864

		16,120,736

Total Financials		16,120,736

Health Care - 31.26%

Biotechnology - 18.27%
CRISPR Therapeutics AGA B	261,473	15,889,714
Exact Sciences Corp.A	331,685	13,065,072
Intellia Therapeutics, Inc.A	251,963	13,041,605
Organovo Holdings, Inc.A B	3,141	5,560
Twist Bioscience Corp.A	131,948	4,612,902
Veracyte, Inc.A	200,338	3,986,726

		50,601,579

Health Care Equipment & Supplies - 0.91%
Cerus Corp.A	476,564	2,521,024

Health Care Providers & Services - 3.50%
Invitae Corp.A B	1,187,846	2,898,344
Signify Health, Inc., Class AA B	491,995	6,789,531

		9,687,875

Health Care Technology - 6.07%
Teladoc Health, Inc.A B	505,986	16,803,795

Life Sciences Tools & Services - 2.51%
10X Genomics, Inc., Class AA	93,654	4,237,844
Compugen Ltd.A B	192,471	356,071
Pacific Biosciences of California, Inc.A B	530,144	2,343,236

		6,937,151

Total Health Care		86,551,424

See accompanying notes

9

American Beacon ARK Transformational Innovation FundSM

Schedule of Investments

June 30, 2022

	Shares	Fair Value

COMMON STOCKS - 98.30% (continued)

Industrials - 0.87%

Road & Rail - 0.87%
TuSimple Holdings, Inc., Class AA	334,172	$2,416,064

Information Technology - 34.95%

IT Services - 11.24%
Block, Inc.A	200,943	12,349,957
Shopify, Inc., Class AA	250,060	7,811,874
Twilio, Inc., Class AA	130,904	10,971,064

		31,132,895

Semiconductors & Semiconductor Equipment - 0.92%
NVIDIA Corp.	16,733	2,536,556

Software - 21.73%
Materialise NV, ADRA	141,779	1,931,030
PagerDuty, Inc.A	290,819	7,206,495
UiPath, Inc., Class AA	763,631	13,890,448
Unity Software, Inc.A B	256,052	9,427,835
Zoom Video Communications, Inc., Class AA	256,682	27,713,955

		60,169,763

Technology Hardware, Storage & Peripherals - 1.06%
Stratasys Ltd.A	157,313	2,948,046

Total Information Technology		96,787,260

Materials - 1.68%

Chemicals - 1.68%
Ginkgo Bioworks Holdings, Inc.A B	1,949,477	4,639,755

Total Common Stocks (Cost $676,137,989)		272,216,332

SHORT-TERM INVESTMENTS - 1.81% (Cost $5,017,674)

Investment Companies - 1.81%
American Beacon U.S. Government Money Market Select Fund, 1.14%C D	5,017,674	5,017,674

SECURITIES LENDING COLLATERAL - 3.40% (Cost $9,417,165)

Investment Companies - 3.40%
American Beacon U.S. Government Money Market Select Fund, 1.14%C D	9,417,165	9,417,165

TOTAL INVESTMENTS - 103.51% (Cost $690,572,828)		286,651,171
LIABILITIES, NET OF OTHER ASSETS - (3.51%)		(9,719,513)

TOTAL NET ASSETS - 100.00%		$276,931,658

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at June 30, 2022 (Note 8).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

ADR - American Depositary Receipt.

See accompanying notes

10

American Beacon ARK Transformational Innovation FundSM

Schedule of Investments

June 30, 2022

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2022, the investments were classified as described below:

ARK Transformational Innovation Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$272,216,332	$-	$-	$272,216,332
Short-Term Investments	5,017,674	-	-	5,017,674
Securities Lending Collateral	9,417,165	-	-	9,417,165

Total Investments in Securities - Assets	$286,651,171	$-	$-	$286,651,171

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended June 30, 2022, there were no transfers into or out of Level 3.

See accompanying notes

11

American Beacon ARK Transformational Innovation FundSM

Statement of Assets and Liabilities

June 30, 2022

Assets:
Investments in unaffiliated securities, at fair value† §	$272,216,332
Investments in affiliated securities, at fair value‡	14,434,839
Dividends and interest receivable	4,327
Receivable for fund shares sold	393,448
Receivable for tax reclaims	99,986
Prepaid expenses	63,367

Total assets	287,212,299

Liabilities:
Payable for fund shares redeemed	388,897
Payable for expense recoupment (Note 2)	22,713
Management and sub-advisory fees payable (Note 2)	224,274
Service fees payable (Note 2)	38,126
Transfer agent fees payable (Note 2)	20,844
Payable upon return of securities loaned (Note 8)§	9,417,165
Custody and fund accounting fees payable	51,391
Professional fees payable	80,933
Payable for prospectus and shareholder reports	34,745
Other liabilities	1,553

Total liabilities	10,280,641

Net assets	$276,931,658

Analysis of net assets:
Paid-in-capital	$728,359,319
Total distributable earnings (deficits)A	(451,427,661)

Net assets	$276,931,658

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	386,542

Y Class	14,902,474

Investor Class	5,399,569

A Class	1,866,974

C Class	1,077,245

R6 Class	40,449

Net assets:
R5 Class	$4,569,803

Y Class	$175,258,402

Investor Class	$62,722,510

A Class	$21,659,351

C Class	$12,244,432

R6 Class	$477,160

Net asset value, offering and redemption price per share:
R5 Class	$11.82

Y Class	$11.76

Investor Class	$11.62

A Class	$11.60

A Class (offering price)	$12.31

C Class	$11.37

R6 Class	$11.80

† Cost of investments in unaffiliated securities	$676,137,989
‡ Cost of investments in affiliated securities	$14,434,839
§ Fair value of securities on loan	$38,133,980

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

12

American Beacon ARK Transformational Innovation FundSM

Statement of Operations

For the year ended June 30, 2022

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$339,891
Dividend income from affiliated securities (Note 2)	9,298
Income derived from securities lending (Note 8)	4,510,465

Total investment income	4,859,654

Expenses:
Management and sub-advisory fees (Note 2)	6,993,906
Transfer agent fees:
R5 Class (Note 2)	4,074
Y Class (Note 2)	467,700
Investor Class	7,520
A Class	1,971
C Class	1,169
R6 Class	485
Custody and fund accounting fees	132,764
Professional fees	202,936
Registration fees and expenses	210,388
Service fees (Note 2):
Investor Class	669,703
A Class	52,034
C Class	33,816
Distribution fees (Note 2):
A Class	132,559
C Class	294,868
Prospectus and shareholder report expenses	82,476
Trustee fees (Note 2)	53,252
Loan expense (Note 9)	4,281
Other expenses	117,108

Total expenses	9,463,010

Net fees waived and expenses (reimbursed) (Note 2)	(292,619)

Net expenses	9,170,391

Net investment (loss)	(4,310,737)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	43,033,949
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	(719,293,224)
Foreign currency transactions	(68)

Net (loss) from investments	(676,259,343)

Net (decrease) in net assets resulting from operations	$(680,570,080)

† Foreign taxes	$34,565

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

13

American Beacon ARK Transformational Innovation FundSM

Statement of Changes in Net Assets

	Year Ended June 30, 2022	Year Ended June 30, 2021
Increase (decrease) in net assets:
Operations:
Net investment (loss)	$(4,310,737)	$(9,777,184)
Net realized gain from investments in unaffiliated securities	43,033,949	118,406,396
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, and foreign currency transactions	(719,293,292)	231,272,202

Net increase (decrease) in net assets resulting from operations	(680,570,080)	339,901,414

Distributions to shareholders:
Total retained earnings:
R5 Class	(2,685,198)	(93,934)
Y Class	(112,948,763)	(2,937,105)
Investor Class	(45,317,560)	(1,190,082)
A Class	(13,396,308)	(224,521)
C Class	(7,709,359)	(127,606)
R6 ClassA	(504,056)	(7,017)

Net distributions to shareholders	(182,561,244)	(4,580,265)

Capital share transactions (Note 10):
Proceeds from sales of shares	292,365,287	1,302,358,978
Reinvestment of dividends and distributions	181,453,825	4,551,536
Cost of shares redeemed	(548,129,793)	(764,674,529)

Net increase (decrease) in net assets from capital share transactions	(74,310,681)	542,235,985

Net increase (decrease) in net assets	(937,442,005)	877,557,134

Net assets:
Beginning of year	1,214,373,663	336,816,529

End of year	$276,931,658	$1,214,373,663

A The R6 Class became effective on October 28, 2020 and commenced operations on October 29, 2020.

See accompanying notes

14

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2022

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, open-end management investment company. As of June 30, 2022, the Trust consists of twenty-eight active series, one of which is presented in this filing: American Beacon ARK Transformational Innovation Fund (the “Fund”). The remaining twenty-seven active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives the fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how the fund will use derivatives, may adversely affect the fund’s performance and may increase costs related to the fund’s use of derivatives.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to the fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Fund.

15

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2022

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the

16

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2022

exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain (loss) in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under

17

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2022

the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with ARK Investment Management LLC (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $5 billion	0.55%
Next $5 billion	0.525%
Next $10 billion	0.50%
Over $20 billion	0.475%

The Management and Sub-Advisory Fees paid by the Fund for the year ended June 30, 2022 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$3,026,071
Sub-Advisor Fees	0.55%	3,967,835

Total	0.90%	$6,993,906

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and investor-advisory fees” on the Statement of Operations. During the year ended June 30, 2022, the Manager received securities lending fees of $453,769 for the securities lending activities of the Fund.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

18

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2022

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended June 30, 2022, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
ARK Transformational Innovation	$451,367

As of June 30, 2022, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
ARK Transformational Innovation	$15,159

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund listed below held the following shares with a June 30, 2022 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	June 30, 2022 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	June 30, 2022 Shares/ Fair Value
U.S. Government Money Market Select	Direct	ARK Transformational Innovation	$5,017,674	$-	$-	$9,298	$5,017,674
U.S. Government Money Market Select	Securities Lending	ARK Transformational Innovation	9,417,165	-	-	N/A	9,417,165

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended June 30, 2022, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
ARK Transformational Innovation	$16,041	$26,330	$42,371

19

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2022

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended June 30, 2022, the Fund borrowed on average $2,669,439 for 5 days at an average interest rate of 0.88% with interest charges of $322. These amounts are recorded as “Other expenses” in the Statement of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund, through October 31, 2022, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Fund’s expense cap. During the year ended June 30, 2022, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap					Expiration of Reimbursed Expenses
Fund	Class	7/1/2021 - 10/31/2021	11/1/2021 – 6/30/2022	Reimbursed Expenses	(Recouped) Expenses
ARK Transformational Innovation	R5	0.99%	0.99%	$6,096	$(543	)*	2024-2025
ARK Transformational Innovation	Y	1.08%	1.08%	176,092	(42,726	)*	2024-2025
ARK Transformational Innovation	Investor	1.32%	1.32%	109,116	(1,485	)*	2024-2025
ARK Transformational Innovation	A	1.39%	N/A	-	-		2024-2025
ARK Transformational Innovation	C	2.12%	N/A	-	-		2024-2025
ARK Transformational Innovation	R6	0.94%	0.99%	1,315	(188	)*	2024-2025

* These amounts represent Recouped Expenses from prior fiscal years and are reflected in Total Expenses on the Statement of Operations.

Of the above amounts, $22,713 was disclosed as a Payable for expense recoupment on the Statement of Assets and Liabilities at June 30, 2022.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2024 and 2025. The Fund did not record a liability for potential reimbursement due to the current assessment that a

20

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2022

reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
ARK Transformational Innovation	$44,211	$-	$195,149	2021-2022
ARK Transformational Innovation	543	138,754	-	2022-2023
ARK Transformational Innovation	188	213,735	-	2023-2024

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended June 30, 2022, RID collected $39,304 from the sale of A Class Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the year ended June 30, 2022, fees of $3 were collected for A Class Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the year ended June 30, 2022, CDSC fees of $18,069 were collected for C Class Shares of the Fund.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

21

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2022

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/

22

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2022

or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

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American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2022

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

The Fund may invest in securities issued by foreign companies through ADR and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency),resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying securities.

Foreign Securities

The Fund may invest in securities of foreign issuers. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund at times may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Fund invests, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

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Notes to Financial Statements

June 30, 2022

5.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Asset Selection Risk

Assets selected by the sub-advisor or the Manager for the Fund may not perform to expectations. The portfolio manager’s judgments about the attractiveness, value and potential performance of a particular asset class or individual security may be incorrect, and there is no guarantee that individual securities will perform as anticipated. Additionally, asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets. The investment models used to manage the Fund may rely in part on data derived from third parties and may not perform as intended. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Currency Risk

The Fund may have exposure to foreign currencies by using various instruments. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses.

Equity Investments Risk

Equity securities are subject to investment and market risk. The Fund’s investments in equity securities may include common stocks. Investing in such securities may expose the funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) greater volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country. Global economic and financial markets are becoming increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on

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American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2022

international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Non-Diversification Risk

When a Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When a Fund invests in a relatively small number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. When a Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund. Investments in securities of a limited number of issuers exposes a Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.

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American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2022

Other Investment Companies Risk

To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to a Fund’s direct fees and expenses. If a Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to a Fund’s shareholders when distributed to them. A Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund’s investment may decline, adversely affecting a Fund’s performance. To the extent a Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, a Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United

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American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2022

Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Sector Risk

The Fund’s investing approach may dictate an emphasis on certain sectors or sub-sectors of the market at any given time. To the extent the Fund invests more heavily in one particular sector, industry, or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors or sub-sectors. In addition, the value of the Fund’s shares may change at different rates than to the value of shares of another fund that invests in a more diversified mix of sectors and industries. An individual sector, industry, or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Because the Fund may hold a limited number of securities, it may at times be substantially over-weighted in certain economic sectors and underweighted in others. Accordingly, the Fund’s performance is likely to be disproportionately affected by the factors influencing the sectors in which it is substantially over-weighted. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. Borrowers of a Fund’s securities provide collateral either in the form of cash, which a Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. A Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, a Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of a Fund’s collateral is inadequate. Although a Fund’s securities lending agent may indemnify a Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that a Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

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American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2022

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2022.

	Remaining Contractual Maturity of the Agreements As of June 30, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$9,417,165	$-	$-	$-	$9,417,165

Total Borrowings	$9,417,165	$-	$-	$-	$9,417,165

Gross amount of recognized liabilities for securities lending transactions					$9,417,165

6.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended June 30, 2022 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

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American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2022

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended June 30, 2022	Year Ended June 30, 2021
Distributions paid from:
Ordinary income*
R5 Class	$828,707	$60,537
Y Class	34,427,122	1,833,465
Investor Class	13,263,997	653,913
A Class	3,952,773	110,132
C Class	2,070,125	62,262
R6 Class**	155,638	4,449
Long-term capital gains
R5 Class	1,856,491	33,397
Y Class	78,521,641	1,103,640
Investor Class	32,053,563	536,169
A Class	9,443,535	114,389
C Class	5,639,234	65,344
R6 Class**	348,418	2,568

Total distributions paid	$182,561,244	$4,580,265

*	For tax purposes, short-term capital gains are considered ordinary income distributions.
**	Class launched on October 28, 2020 and commenced operations on October 29, 2020.

As of June 30, 2022, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
ARK Transformational Innovation	$733,863,664	$2,322,211	$(449,534,737)	$(447,212,526)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
ARK Transformational Innovation	$(447,212,526)	$-	$16,808,725	$(21,023,861)	$1	$(451,427,661)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the deferral of late year losses and the realization for tax purposes of unrealized gains from passive foreign investment companies.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from unused net operating losses and equalization distributions as of June 30, 2022:

Fund	Paid-in-Capital	Distributable Earnings/(Deficits)
ARK Transformational Innovation	$9,267,707	$(9,267,707)

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American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2022

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at June 30, its fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

As of June 30, 2022, the Fund did not have any capital loss carryforwards.

The Fund is permitted for tax purposes to defer into the next fiscal year qualified late year losses. Qualified late year capital losses are net losses incurred after October 31 through the Fund’s fiscal year end, June 30, 2022. Qualified late year ordinary losses are specified losses generally incurred after October 31 through the end of the Fund’s fiscal year end, June 30, 2022. For the period ending June 30, 2022, the Fund deferred $8,758,143 ordinary loss, $53,805,458 short-term capital loss and $41,539,740 long-term capital gain to July 1, 2022.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended June 30, 2022 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
ARK Transformational Innovation	$416,656,863	$607,901,676

A summary of the Fund’s transactions in the USG Select Fund for the year ended June 30, 2022 were as follows:

Fund	Type of Transaction	June 30, 2021 Shares/Fair Value	Purchases	Sales	June 30, 2022 Shares/Fair Value
ARK Transformational Innovation	Direct	$66,715,694	$269,021,884	$330,719,904	$5,017,674
ARK Transformational Innovation	Securities Lending	700,964	342,100,954	333,384,753	9,417,165

8.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

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American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2022

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of June 30, 2022, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Fair Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ARK Transformational Innovation	$38,133,980	$9,417,165	$31,958,372	$41,375,537

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

9.  Borrowing Arrangements

Effective November 11, 2021 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $150 million with an expiration date November 10, 2021.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $50 million with an expiration date of November 10, 2021.

32

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2022

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended June 30, 2022, the Fund did not utilize these facilities.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	R5 Class
	Year Ended June 30, 2022		Year Ended June 30, 2021
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	117,372	$3,082,508	229,607	$9,277,755
Reinvestment of dividends	93,450	2,657,723	1,904	93,934
Shares redeemed	(171,861)	(5,060,205)	(191,815)	9,142,558)

Net increase in shares outstanding	38,961	$680,026	39,696	$229,131

	Y Class
	Year Ended June 30, 2022		Year Ended June 30, 2021
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	8,905,547	$224,385,259	16,983,545	$724,710,182
Reinvestment of dividends	3,964,770	112,242,638	59,257	2,912,490
Shares redeemed	(13,126,039)	(361,424,619)	(9,959,892)	(424,799,825)

Net increase (decrease) in shares outstanding	(255,722)	$(24,796,722)	7,082,910	$302,822,847

	Investor Class
	Year Ended June 30, 2022		Year Ended June 30, 2021
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	1,751,215	$46,788,467	11,229,000	$481,470,792
Reinvestment of dividends	1,615,676	45,238,934	24,411	1,187,583
Shares redeemed	(4,865,543)	(149,518,802)	(6,921,933)	298,851,937)

Net increase (decrease) in shares outstanding	(1,498,652)	$(57,491,401)	4,331,478	$183,806,438

	A Class
	Year Ended June 30, 2022		Year Ended June 30, 2021
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	394,670	$10,652,906	1,387,839	$59,088,673
Reinvestment of dividends	468,861	13,118,735	4,604	224,082
Shares redeemed	(738,168)	(20,918,805)	(515,576)	21,852,317)

Net increase in shares outstanding	125,363	$2,852,836	876,867	$37,460,438

	C Class
	Year Ended June 30, 2022		Year Ended June 30, 2021
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	236,775	$5,800,101	607,818	$25,198,565
Reinvestment of dividends	279,395	7,691,739	2,633	126,430
Shares redeemed	(390,958)	(9,507,838)	220,811)	(9,488,816)

Net increase in shares outstanding	125,212	$3,984,002	389,640	$15,836,179

	R6 Class
	Year Ended June 30, 2022		October 28, 2020A to June 30, 2021
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	51,141	$1,656,046	57,992	$2,613,011
Reinvestment of dividends	17,761	504,056	142	7,017
Shares redeemed	(75,063)	(1,699,524)	(11,524)	(539,076)

Net increase (decrease) in shares outstanding	(6,161)	$460,578	46,610	$2,080,952

A Class launched on October 28, 2020 and commenced operations on October 29, 2020.

33

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2022

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

34

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended June 30,
	2022		2021		2020		2019	2018

Net asset value, beginning of period	$48.75		$27.41		$18.59		$18.60	$12.87

Income (loss) from investment operations:
Net investment income (loss)	(0.12	)B	(0.34	)D	(0.16	)B C	(0.29)	0.06
Net gains (losses) on investments (both realized and unrealized)	(28.04)		21.91		9.60		1.24	6.25

Total income (loss) from investment operations	(28.16)		21.57		9.44		0.95	6.31

Less distributions:
Dividends from net investment income	(0.90)		(0.07)		(0.03)		-	(0.09)
Distributions from net realized gains	(7.87)		(0.16)		(0.59)		(0.96)	(0.49)

Total distributions	(8.77)		(0.23)		(0.62)		(0.96)	(0.58)

Net asset value, end of period	$11.82		$48.75		$27.41		$18.59	$18.60

Total returnE	(68.27)%		78.67%		52.22%		6.55%	49.76%

Ratios and supplemental data:
Net assets, end of period	$4,569,803		$16,943,552		$8,438,698		$2,674,638	$7,650,448
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.12%		1.03%		1.24%		1.74%	4.74%
Expenses, net of reimbursements and/or recoupmentsF	1.06%		1.00%		1.00%		1.00%	1.02%
Net investment (loss), before expense reimbursements and/or recoupments	(0.47)%		(0.87	)%D	(1.04	)%C	(1.42)%	(3.59)%
Net investment income (loss), net of reimbursements and/or recoupments	(0.41)%		(0.84	)%D	(0.80	)%C	(0.68)%	0.14%
Portfolio turnover rate	59%		61%		28%		63%	59%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Per share amounts have been calculated using the average shares method.
C	Net investment income includes a significant dividend payment from Xilinx, Inc. amounting to $0.0021.
D	Net investment income includes a significant dividend payment from Novartis AG, ADR amounting to $0.0114.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to security lending expenses.

See accompanying notes

35

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended June 30,
	2022	2021		2020		2019	2018

Net asset value, beginning of period	$48.53	$27.31		$18.54		$18.57	$12.87

Income (loss) from investment operations:
Net investment (loss)	(0.04)	(0.29	)C	(0.19	)A B	(0.06)	(0.02)
Net gains (losses) on investments (both realized and unrealized)	(28.00)	21.73		9.58		0.99	6.30

Total income (loss) from investment operations	(28.04)	21.44		9.39		0.93	6.28

Less distributions:
Dividends from net investment income	(0.86)	(0.06)		(0.03)		-	(0.09)
Distributions from net realized gains	(7.87)	(0.16)		(0.59)		(0.96)	(0.49)

Total distributions	(8.73)	(0.22)		(0.62)		(0.96)	(0.58)

Net asset value, end of period	$11.76	$48.53		$27.31		$18.54	$18.57

Total returnD	(68.30)%	78.48%		52.09%		6.45%	49.52%

Ratios and supplemental data:
Net assets, end of period	$175,258,402	$735,669,845		$220,504,263		$32,822,832	$9,887,450
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.19%	1.11%		1.26%		1.94%	4.84%
Expenses, net of reimbursements and/or recoupmentsE	1.15%	1.09%		1.10%		1.10%	1.12%
Net investment (loss), before expense reimbursements and/or recoupments	(0.52)%	(0.95	)%C	(1.08	)%B	(1.62)%	(3.85)%
Net investment (loss), net of reimbursements and/or recoupments	(0.48)%	(0.93	)%C	(0.92	)%B	(0.78)%	(0.13)%
Portfolio turnover rate	59%	61%		28%		63%	59%

A	Per share amounts have been calculated using the average shares method.
B	Net investment income includes a significant dividend payment from Xilinx, Inc. amounting to $0.0042.
C	Net investment income includes a significant dividend payment from Novartis AG, ADR amounting to $0.0150.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to security lending expenses.

See accompanying notes

36

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended June 30,
	2022	2021		2020		2019	2018

Net asset value, beginning of period	$47.98	$27.05		$18.42		$18.51	$12.85

Income (loss) from investment operations:
Net investment (loss)	(0.37)	(0.37	)C	(0.25	)A B	(0.17)	(0.06	)A
Net gains (losses) on investments (both realized and unrealized)	(27.41)	21.48		9.50		1.04	6.30

Total income (loss) from investment operations	(27.78)	21.11		9.25		0.87	6.24

Less distributions:
Dividends from net investment income	(0.71)	(0.02)		(0.03)		-	(0.09)
Distributions from net realized gains	(7.87)	(0.16)		(0.59)		(0.96)	(0.49)

Total distributions	(8.58)	(0.18)		(0.62)		(0.96)	(0.58)

Net asset value, end of period	$11.62	$47.98		$27.05		$18.42	$18.51

Total returnD	(68.36)%	78.03%		51.66%		6.13%	49.28%

Ratios and supplemental data:
Net assets, end of period	$62,722,510	$331,002,394		$69,421,549		$9,310,932	$6,910,383
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.45%	1.38%		1.52%		2.03%	4.96%
Expenses, net of reimbursements and/or recoupmentsE	1.39%	1.34%		1.38%		1.38%	1.40%
Net investment (loss), before expense reimbursements and/or recoupments	(0.77)%	(1.21	)%C	(1.34	)%B	(1.71)%	(3.92)%
Net investment (loss), net of reimbursements and/or recoupments	(0.71)%	(1.17	)%C	(1.19	)%B	(1.06)%	(0.36)%
Portfolio turnover rate	59%	61%		28%		63%	59%

A	Per share amounts have been calculated using the average shares method.
B	Net investment income includes a significant dividend payment from Xilinx, Inc. amounting to $0.0063.
C	Net investment income includes a significant dividend payment from Novartis AG, ADR amounting to $0.0143.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to security lending expenses.

See accompanying notes

37

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended June 30,					January 2, 2019A to June 30, 2019

	2022	2021		2020

Net asset value, beginning of period	$48.00	$27.05		$18.42		$14.72

Income (loss) from investment operations:
Net investment (loss)	(0.06)	(0.35	)C	(0.06	)B	(0.05)
Net gains (losses) on investments (both realized and unrealized)	(27.74)	21.46		9.31		3.75

Total income (loss) from investment operations	(27.80)	21.11		9.25		3.70

Less distributions:
Dividends from net investment income	(0.73)	(0.00	)D	(0.03)		-
Distributions from net realized gains	(7.87)	(0.16)		(0.59)		-

Total distributions	(8.60)	(0.16)		(0.62)		-

Net asset value, end of period	$11.60	$48.00		$27.05		$18.42

Total returnE	(68.40)%	78.03%		51.66%		25.14	%F

Ratios and supplemental data:
Net assets, end of period	$21,659,351	$83,589,357		$23,391,480		$3,606,814
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.43%	1.37%		1.66%		2.31	%G
Expenses, net of reimbursements and/or recoupmentsH	1.43%	1.37%		1.40%		1.40	%G
Net investment (loss), before expense reimbursements and/or recoupments	(0.76)%	(1.21	)%C	(1.47	)%B	(2.00	)%G
Net investment (loss), net of reimbursements and/or recoupments	(0.76)%	(1.21	)%C	(1.21	)%B	(1.09	)%G
Portfolio turnover rate	59%	61%		28%		63%

A	Commencement of operations.
B	Net investment income includes a significant dividend payment from Xilinx, Inc. amounting to $(0.0608).
C	Net investment income includes a significant dividend payment from Novartis AG, ADR amounting to $0.0160.
D	Amount represents less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to security lending expenses.

See accompanying notes

38

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended June 30,					January 2, 2019A to June 30, 2019

	2022	2021		2020

Net asset value, beginning of period	$47.16	$26.78		$18.35		$14.72

Income (loss) from investment operations:
Net investment (loss)	(0.27)	(0.61	)C	(0.09	)B	(0.10)
Net gains (losses) on investments (both realized and unrealized)	(27.23)	21.15		9.11		3.73

Total income (loss) from investment operations	(27.50)	20.54		9.02		3.63

Less distributions:
Dividends from net investment income	(0.42)	–		–		–
Distributions from net realized gains	(7.87)	(0.16)		(0.59)		–

Total distributions	(8.29)	(0.16)		(0.59)		–

Net asset value, end of period	$11.37	$47.16		$26.78		$18.35

Total returnD	(68.62)%	76.68%		50.54%		24.66	%E

Ratios and supplemental data:
Net assets, end of period	$12,244,432	$44,900,174		$15,060,539		$1,790,079
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.19%	2.12%		2.31%		3.25	%F
Expenses, net of reimbursements and/or recoupmentsG	2.19%	2.12%		2.15%		2.15	%F
Net investment (loss), before expense reimbursements and/or recoupments	(1.52)%	(1.96	)%C	(2.13)%		(2.94	)%F
Net investment (loss), net of reimbursements and/or recoupments	(1.52)%	(1.96	)%C	(1.97)%		(1.83	)%F
Portfolio turnover rate	59%	61%		28%		63%

A	Commencement of operations.
B	Net investment income includes a significant dividend payment from Xilinx, Inc. amounting to $(0.0873).
C	Net investment income includes a significant dividend payment from Novartis AG, ADR amounting to $0.0154.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to security lending expenses.

See accompanying notes

39

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended June 30,		October 28, 2020A to June 30,

	2022		2021

Net asset value, beginning of period	$48.67		$36.25

Income from investment operations:
Net investment (loss)	(0.55)		(0.14	)B
Net gains (losses) on investments (both realized and unrealized)	(27.54)		12.78

Total income (loss) from investment operations	(28.09)		12.64

Less distributions:
Dividends from net investment income	(0.91)		(0.06)
Distributions from net realized gains	(7.87)		(0.16)

Total distributions	(8.78)		(0.22)

Net asset value, end of period	$11.80		$48.67

Total returnC	(68.25	)%D	34.86	%D

Ratios and supplemental data:
Net assets, end of period	$477,160		$2,268,341
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.12%		1.22	%E
Expenses, net of reimbursements and/or recoupmentsF	1.04%		0.95	%E
Net investment (loss), before expense reimbursements and/or recoupments	(0.42)%		(1.05	)%B E
Net investment (loss), net of reimbursements and/or recoupments	(0.34)%		(0.78	)%B E
Portfolio turnover rate	59%		61	%D

A	Commencement of operations.
B	Net investment income includes a significant dividend payment from Novartis AG, ADR amounting to $0.0197.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to security lending expenses.

See accompanying notes

40

American Beacon ARK Transformational Innovation FundSM

Federal Tax Information

June 30, 2022 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021.

The Fund designated the following items with regard to distributions paid during the fiscal year ended June 30, 2022. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

ARK Transformational Innovation	0.22%

Qualified Dividend Income:

ARK Transformational Innovation	1.80%

Long-Term Capital Gain Distributions:

ARK Transformational Innovation	$131,228,149

Short-Term Capital Gain Distributions:

ARK Transformational Innovation	$38,041,724

Shareholders will receive notification in January 2023 of the applicable tax information necessary to prepare their 2022 income tax returns.

41

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At meetings held on May 16, 2022 and June 7-8, 2022 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 8, 2022 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of the American Beacon ARK Transformational Innovation Fund (“Fund”); and

(2) the Investment Advisory Agreement among the Manager, ARK Investment Management LLC (the “sub-advisor”), and the Trust, on behalf of the Fund. The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the sub-advisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or the sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the

42

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

investment performance of the Fund and the sub-advisor for the Fund; (3) the profits earned by the Manager and the sub-advisor in rendering services to the Fund; (4) comparisons of services and fee rates with contracts entered into by the Manager or the sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the sub-advisor from its relationship with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s performance since its inception on January 27, 2017; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the sub-advisor; succession plans for key employees who perform services for the Fund; diversity and inclusion initiatives; the adequacy of the resources committed to the Fund by the sub-advisor; the financial stability of the sub-advisor; and representations made by the sub-advisor regarding its compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the sub-advisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge Performance Universe. The Board also considered that the Performance Universe selected by Broadridge may not provide appropriate comparisons for the Fund due to the Fund’s unique or distinctive investment strategies. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by the sub-advisor regarding the performance of the Fund relative to the performance of other comparable investment accounts managed by the sub-advisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain the sub-advisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual fund level, with the Fund earning a profit for the Manager before the payment of distribution-related expenses and the Manager sustaining a loss after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund. The Board also noted that, for the Fund and certain of its share classes, the Manager is waiving fees and/or reimbursing expenses.

43

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the sub-advisor in connection with its investment advisory services to the Fund, the Board considered representations made by the sub-advisor that the Fund’s sub-advisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board considered the extent to which the sub-advisor earned a profit with respect to the services provided to the Fund.

Based on the foregoing and other information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager and the profitability levels of the sub-advisor were reasonable in light of the services performed by the sub-advisor. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints for the sub-advisory fee rate for the Fund. The Board also considered that the current assets of the Fund did not exceed the threshold necessary to reach the first sub-advisory fee rate breakpoint.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. In this regard, the Board considered that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing and other information, the Board concluded that the Manager and sub-advisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the sub-advisor’s investment process and expanding the level of assets under management by the Manager and the sub-advisor. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. The Board also noted the Manager’s representation that its relationship with the Trust provides cross-selling opportunities for products sponsored by the subadvisor for which the Fund’s distributor provides distribution services. Based on the foregoing and other information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to the Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, if applicable, as the most important consideration because relative performance over shorter

44

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill. The Board noted that the Fund had a shorter term performance record, and evaluated the information provided.

The expense comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to the Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for the Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for the Fund as of December 31, 2021. References to the Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. The Board also considered that, in connection with the change in the name of the Funds’ Institutional Class shares to R5 Class shares, the share class used for the Funds’ Morningstar Fee Level comparisons had changed to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Fund.

In considering the renewal of the Agreements for the Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4	th Quintile
Compared to Broadridge Expense Universe	4	th Quintile
Morningstar Fee Level Ranking	5	th Quintile

Broadridge and Morningstar Performance Analysis (three-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	3	rd Quintile
Compared to Morningstar Category	1	st Quintile

The Board also considered: (1) information provided by the sub-advisor regarding the fee rate charged for managing an account in the same or a similar strategy as the sub-advisor manages the Fund; (2) the challenges associated with identifying a peer group for evaluating the Fund’s expenses and performance, as none of the funds in the Fund’s Broadridge Expense Group, Expense Universe or Performance Universe, or its Morningstar category, pursue a comparable investment strategy; (3) that the Manager or its affiliated entities have other material business relationships with the sub-advisor or its affiliated entities; and (4) information provided by the sub-advisor indicating that it had earned a profit with respect to the services that it provides to the Fund; and (5) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and the sub-advisor’s continued management of the Fund.

45

Disclosure Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 2-3, 2022 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2021 through December 31, 2021 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

46

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (67)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (52)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (60)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (63)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

47

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (61)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (64)	Trustee since 2018	Partner, KPMG LLP (1990 – 2017); Independent Director, Blue Owl Capital Inc. (2021-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (60)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (59)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

48

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Jeffrey K. Ringdahl (47)	President since 2022 Vice President (2010-2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd; President (2022-Present); Vice President (2010-2022), American Beacon Select Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2018-2021), American Beacon Apollo Total Return Fund.

Rosemary K. Behan (63)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021- Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd

49

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

(2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Gregory J. Stumm (40)	VP since 2022	Senior Vice President (2022-Present), American Beacon Advisors, Inc.; Senior Vice President (2022-Present), Resolute Investment Managers, Inc.; Senior Vice President (2022-Present), Resolute Investment Distributors, Inc.; Senior Vice President (2022-Present), Resolute Investment Services, Inc.; Vice President (2022-Present), American Beacon Select Funds; Vice President (2022-Present), American Beacon Institutional Funds Trust.

Paul B. Cavazos (53)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (51)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (61)	VP since 2021 Principal Accounting Officer and Treasurer (2010-2021)	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO (2015-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

50

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (58)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (59)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Christina E. Sears (50)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Chief Compliance Officer (2018-2019), Vice President (2018-Present), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (65)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Director, Fund and Tax Reporting (2011-Present), Resolute investment Services, Inc.; Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

51

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Shelley L. Dyson (52)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (47)	Assistant Secretary since 2008	Senior Corporate Governance & Regulatory Specialist (2020-Present), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (55)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-Present), Director (2022-Present) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President (2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (63)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

52

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Michael D. Jiang (37)	Assistant Secretary since 2021	Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022–Present) and Associate General Counsel, (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

*As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

53

American Beacon ARK Transformational Innovation FundSM

Privacy Policy

June 30, 2022 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

54

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55

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56

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon ARK Transformational Innovation Fund are service marks of American Beacon Advisors, Inc.

AR 06/22

American Beacon® FUNDS

2022 ANNUAL REPORT

June 30, 2022

SHAPIRO EQUITY OPPORTUNITIES FUND

SHAPIRO SMID CAP EQUITY FUND

Shapiro 0622

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

SHAPIRO EQUITY OPPORTUNITIES FUND

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in small- or mid-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

SHAPIRO SMID CAP EQUITY FUND

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in small- or mid-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2022

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

On April 14, 1938, while addressing the country’s economic challenges in his 12th fireside chat to the American public, President Franklin Delano Roosevelt said, “… to reach a port, we must sail – sail, not tie at anchor – sail, not drift.”

President Roosevelt’s expression still rings true today. That is to say, to successfully reach our destination – whether a geographical one or a financial goal – we should thoughtfully and purposefully plan our journey. Such a journey requires diligence, patience and time, and there are no guarantees that we will reach port safely by the course we initially charted. Instead, we must diligently monitor our charts and compass, making adjustments along the way to help us reach our destination. These periodic recalibrations can be especially important as we seek to preserve and grow our investment portfolios during periods of economic uncertainty – particularly as we consider the potential impacts from events such as Russia’s war with Ukraine, rising global and domestic inflation, and ongoing supply chain disruptions associated with the COVID-19 pandemic.

We encourage you to work with financial professionals who can help develop your personal savings plan, conduct annual plan reviews, and guide adjustments to your portfolio to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your individual risk tolerance, you may be better positioned to withstand short-term volatility. And with careful and continual planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long- term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

1

Global Equity Market Overview

June 30, 2022 (Unaudited)

For the 12-month period ended June 30, 2022, equity markets were down significantly. Supply-chain snarls resulting from bottlenecks at Western ports and a resurgence in COVID-19 cases in key Chinese cities, combined with the Russian invasion of Ukraine, led to the world economy facing substantial inflationary pressures and central banks raising interest rates. Against this market backdrop, the MSCI® All Country World Index produced a -15.75% return for the period, as both developed and emerging markets experienced market turmoil.

In the U.S., the S&P 500® Index was down 10.62% and only four sectors produced positive returns for the period: Energy (up 34.09%); Utilities (up 10.84%); Consumer Staples (up 3.94%); and Health Care (up 1.73). Lagging sectors included Telecommunication Services (down 29.63%) and Consumer Discretionary (down 24.73%). From a style perspective, Value outperformed Growth as the Russell 3000® Value Index returned -7.46% and the Russell 3000 Growth Index returned -19.78%. In terms of market capitalization, large-cap stocks significantly outperformed their smaller-capitalization peers, evidenced by the Russell 1000® Index return of -13.04% and the Russell 2000® Index return of -25.20%.

International developed markets also ended the period lower, with the MSCI EAFE Index down 17.77%. In Europe, the top-performing countries were Portugal and Norway, represented by the MSCI Portugal Index (up 1.40%) and the MSCI Norway Index (down 1.56%); lagging countries included Ireland and Germany, represented by the MSCI Ireland Index (down 35.36%) and the MSCI Germany Index (down 31.16%). In Japan, equities produced below-average and below-median returns in comparison to other countries as the MSCI Japan Index returned -19.93%.

In the developing world, emerging markets performed worse than developed markets as the MSCI Emerging Market Index returned -25.29%. The worst-performing countries were Hungary (down 42.17%), represented by the MSCI Hungary Index, followed by South Korean equities and the MSCI Korea Index (down 38.49%). In contrast, the Czech Republic and Kuwait were two of the best-performing markets as the MSCI Czech Republic Index returned 27.36% and the MSCI Kuwait Index returned 22.77%.

2

American Beacon Shapiro Equity Opportunities FundSM

Performance Overview

June 30, 2022 (Unaudited)

The Investor Class of the American Beacon Shapiro Equity Opportunities Fund (the “Fund”) returned -17.80% for the twelve months ended June 30, 2022. The Fund underperformed the Russell 3000® Value Index (the “Index”) return of -7.46% for the period.

Comparison of Changes in Value of a $10,000 Investment for the period 9/12/2017 through 6/30/2022

Total Returns for the Period ended June 30, 2022

	Ticker	1 year	3 year	Since Inception 09/12/2017	Value of $10,000 09/12/2017- 06/30/2022
R5 Class (1,4)	SHXIX	(17.65)%	9.62%	9.32%	$15,337
Y Class (1,4)	SHXYX	(17.63)%	9.52%	9.26%	$15,296
Investor Class (1,4)	SHXPX	(17.80)%	9.29%	8.95%	$15,092
A Class without Sales Charge (1,2,4)	SHXAX	(17.80)%	9.28%	8.95%	$15,091
A Class with Sales Charge (1,2,4)	SHXAX	(22.53)%	7.16%	7.62%	$14,223
C Class without Sales Charge (1,2,4)	SHXCX	(18.24)%	9.09%	8.83%	$15,011
C Class with Sales Charge (1,2,4)	SHXCX	(19.24)%	9.09%	8.83%	$15,011

Russell 3000® Value Index (3)		(7.46)%	6.82%	7.04%	$13,859
Russell 3000® Index (3)		(13.87)%	9.77%	10.34%	$16,040

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

3

American Beacon Shapiro Equity Opportunities FundSM

Performance Overview

June 30, 2022 (Unaudited)

2.

A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. Fund performance represents the returns achieved by the Investor Class from 9/12/2017 up to the 10/28/2021 inception date of the A and C Classes and returns of the A and C Classes since 10/28/2021. Expenses of the A and C Classes are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A and C Classes been in existence since 9/12/2017.

3.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Russell 3000® Value Index measures the performance of the broad value segment of the US equity market. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index and the Russell 3000® Value Index (each an “Index”) are trademarks of Frank Russell Company (“Russell”) and have been licensed for use by American Beacon Funds. The American Beacon Shapiro Equity Opportunities Fund is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which a fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with a Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to any fund or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 0.87%, 0.96%, 1.27%, 1.26%, and 2.01%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index primarily due to sector allocation. Overweighting the Consumer Discretionary sector (down 23.7%) detracted from performance, as did an underweight allocation to the Health Care sector (up 5.0%). Conversely, an underweight to the Financials sector (down 11.7%) helped performance.

From a security selection perspective, most of the Fund’s underperformance was attributed to holdings in the Consumer Discretionary and Communication Services sectors. In the Consumer Discretionary sector, some detractors were Urban Outfitters, Inc. (down 54.0%) and General Motors Co. (down 44.6%). In the Communication Services sector, Lions Gate Entertainment Corp., Class B (down 51.4%) and Walt Disney Co. (down 45.3%) detracted from performance. The underperformance was slightly offset by security selection in the Health Care sector where Merck & Co., Inc. (up 21.0%) was a large contributor.

Looking forward, the Fund’s sub-advisor will continue to employ a team-based investment process that is driven by deep fundamental research in a concentrated, value-oriented approach.

Top Ten Holdings (% Net Assets)
Alphabet, Inc., Class C		5.2
General Motors Co.		5.1
Lions Gate Entertainment Corp., Class B		4.9
Regions Financial Corp.		4.9
Graphic Packaging Holding Co.		4.9
Urban Outfitters, Inc.		4.8
Walgreens Boots Alliance, Inc.		4.8
Bank of America Corp.		4.7
Mohawk Industries, Inc.		4.7
Axalta Coating Systems Ltd.		4.7

Total Fund Holdings	25

Sector Allocation (% Equities)
Consumer Discretionary		21.6
Communication Services		18.7
Materials		18.0
Financials		14.5
Information Technology		10.0
Industrials		7.0
Consumer Staples		4.9
Health Care		3.6
Energy		1.7

4

American Beacon Shapiro SMID Cap Equity FundSM

Performance Overview

June 30, 2022 (Unaudited)

The Investor Class of the American Beacon Shapiro SMID Cap Equity Fund (the “Fund”) returned -14.67% for the twelve months ended June 30, 2022. The Fund underperformed the Russell 2500® Value Index (the “Index”) return of -13.19% for the same period.

Comparison of Changes in Value of a $10,000 Investment for the period 9/12/2017 through 6/30/2022

Total Returns for the Period ended June 30, 2022

	Ticker	1 year	3 years	Since Inception 09/12/2017	Value of $10,000 09/12/2017- 06/30/2022
R5 Class (1,5)	SHDIX	(14.51)%	9.28%	7.06%	$13,872
Y Class (1,5)	SHDYX	(14.57)%	9.14%	6.95%	$13,805
Investor Class (1,5)	SHDPX	(14.67)%	8.94%	6.70%	$13,650
A Class without Sales Charge (1,2,5)	SHEAX	(14.83)%	8.87%	6.66%	$13,625
A Class with Sales Charge (1,2,5)	SHEAX	(19.71)%	6.74%	5.35%	$12,841
C Class without Sales Charge (1,2,5)	SHDCX	(15.26)%	8.69%	6.54%	$13,556
C Class with Sales Charge (1,2,5)	SHDCX	(16.26)%	8.69%	6.54%	$13,556
R6 Class (1,3,5)	SHDRX	(14.51)%	9.28%	7.06%	$13,872

Russell 2500® Value Index (4)		(13.19)%	6.19%	5.69%	$13,041
Russell 2500® Index (4)		(21.00)%	5.91%	7.03%	$13,853

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

5

American Beacon Shapiro SMID Cap Equity FundSM

Performance Overview

June 30, 2022 (Unaudited)

2.

A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. Fund performance represents the returns achieved by the Investor Class from 9/12/2017 up to the 10/28/2021 inception date of the A and C Classes and returns of the A and C Classes since 10/28/2021. Expenses of the A and C Classes are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A and C Classes been in existence since 9/12/2017.

3.

Fund performance represents the returns achieved by the R5 Class from 9/12/2017 up to the 10/28/2021 inception date of the R6 Class and returns of the R6 Class since 10/28/2021. Expenses of the R6 Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the R6 Class been in existence since 9/12/2017.

4.

The Russell 2500® Index is an unmanaged index that measures the performance of the small to mid-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,500 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s style methodology. The Russell 2500® Value Index and the Russell 2500® Value Index (each an “Index”) are trademarks of Frank Russell Company (“Russell”) and have been licensed for use by American Beacon Funds. The American Beacon Shapiro SMID Cap Equity Fund is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which a fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with a Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to any fund or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein. One cannot directly invest in an index.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 2.26%, 2.23%, 2.61%, 2.56%, 3.31%, and 2.21%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index primarily due to sector allocation. From a sector allocation perspective, underweighting the Energy sector (up 59.8%) and overweighting the Communication Services sector (down 32.4%) detracted from relative returns. Partially offsetting relative underperformance was an overweight allocation to the Consumer Staples sector (down 0.5%).

Security selection helped to offset relative underperformance. Most of the Fund’s performance related to security selection was attributed to holdings in the Information Technology and Industrials sectors.

In the Information Technology sector, GreenSky, Inc., Class A (up 111.6%) was a top contributor. In the Industrials sector, a position in BWX Technologies, Inc. (down 0.9%) and Wabtec Corp. (down 0.8%) helped to offset the relative underperformance. Conversely, names in the Materials sector, such as Axalta Coating Systems Ltd. (down 25.3%) and Compass Minerals International, Inc. (down 39.0%), detracted from returns.

Looking forward, the Fund’s sub-advisor will continue to employ a team-oriented investment process that is driven by deep fundamental research in a concentrated, value-oriented approach.

Top Ten Holdings (% Net Assets)
BWX Technologies, Inc.		5.8
Madison Square Garden Sports Corp.		5.7
TreeHouse Foods, Inc.		5.5
Graphic Packaging Holding Co.		5.3
Liberty Media Corp.-Liberty Braves, Class C		5.1
Mohawk Industries, Inc.		5.0
Ingredion, Inc.		4.8
Lions Gate Entertainment Corp., Class B		4.8
Carter’s, Inc.		4.7
Urban Outfitters, Inc.		4.7

Total Fund Holdings	24

6

American Beacon Shapiro SMID Cap Equity FundSM

Performance Overview

June 30, 2022 (Unaudited)

Sector Allocation (% Equities)
Consumer Discretionary	18.7
Communication Services	17.1
Materials	16.2
Information Technology	11.8
Consumer Staples	10.3
Financials	9.0
Industrials	8.9
Health Care	6.4
Energy	1.6

7

American Beacon FundsSM

Expense Examples

June 30, 2022 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2022 through June 30, 2022.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

8

American Beacon FundsSM

Expense Examples

June 30, 2022 (Unaudited)

American Beacon Shapiro Equity Opportunities Fund

	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Expenses Paid During Period 1/1/2022-6/30/2022*
R5 Class
Actual	$1,000.00	$815.40	$3.56
Hypothetical**	$1,000.00	$1,020.88	$3.96
Y Class
Actual	$1,000.00	$815.60	$4.01
Hypothetical**	$1,000.00	$1,020.38	$4.46
Investor Class
Actual	$1,000.00	$814.70	$4.77
Hypothetical**	$1,000.00	$1,019.54	$5.31
A Class
Actual	$1,000.00	$814.70	$5.04
Hypothetical**	$1,000.00	$1,019.24	$5.61
C Class
Actual	$1,000.00	$811.50	$8.40
Hypothetical**	$1,000.00	$1,015.52	$9.35

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.79%, 0.89%, 1.06%, 1.12% and 1.87% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Shapiro SMID Cap Equity Fund

	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Expenses Paid During Period 1/1/2022-6/30/2022*
R5 Class
Actual	$1,000.00	$840.10	$4.06
Hypothetical**	$1,000.00	$1,020.38	$4.46
Y Class
Actual	$1,000.00	$840.00	$4.38
Hypothetical**	$1,000.00	$1,020.03	$4.81
Investor Class
Actual	$1,000.00	$839.50	$5.34
Hypothetical**	$1,000.00	$1,018.99	$5.86
A Class
Actual	$1,000.00	$838.60	$5.74
Hypothetical**	$1,000.00	$1,018.55	$6.31
C Class
Actual	$1,000.00	$835.10	$9.15
Hypothetical**	$1,000.00	$1,014.83	$10.04
R6 Class
Actual	$1,000.00	$840.10	$4.11
Hypothetical	$1,000.00	$1,020.33	$4.51

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.96%, 1.17%, 1.26%, 2.01%, and 0.90% for the R5, Y, Investor, A, C and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

9

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and the Shareholders of American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund (two of the funds constituting American Beacon Funds, hereafter collectively referred to as the “Funds”) as of June 30, 2022, the related statements of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

August 26, 2022

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

10

American Beacon Shapiro Equity Opportunities FundSM

Schedule of Investments

June 30, 2022

	Shares	Fair Value

COMMON STOCKS - 98.70%

Communication Services - 18.44%

Diversified Telecommunication Services - 4.05%
AT&T, Inc.	388,200	$8,136,672

Entertainment - 9.14%
Lions Gate Entertainment Corp., Class AA	24,200	225,302
Lions Gate Entertainment Corp., Class BA	1,118,800	9,879,004
Walt Disney Co.A	87,650	8,274,160

		18,378,466

Interactive Media & Services - 5.25%
Alphabet, Inc., Class CA	4,822	10,547,884

Total Communication Services		37,063,022

Consumer Discretionary - 21.35%

Automobiles - 5.09%
General Motors Co.A	321,800	10,220,368

Household Durables - 4.74%
Mohawk Industries, Inc.A	76,770	9,526,389

Specialty Retail - 4.81%
Urban Outfitters, Inc.A	518,300	9,671,478

Textiles, Apparel & Luxury Goods - 6.71%
Carter’s, Inc.	79,500	5,603,160
Hanesbrands, Inc.	766,800	7,890,372

		13,493,532

Total Consumer Discretionary		42,911,767

Consumer Staples - 4.80%

Food & Staples Retailing - 4.80%
Walgreens Boots Alliance, Inc.	254,600	9,649,340

Energy - 1.64%

Oil, Gas & Consumable Fuels - 1.64%
Devon Energy Corp.	59,720	3,291,169

Financials - 14.32%

Banks - 9.66%
Bank of America Corp.	306,600	9,544,458
Regions Financial Corp.	525,600	9,855,000

		19,399,458

Diversified Financial Services - 4.66%
Berkshire Hathaway, Inc., Class BA	34,320	9,370,046

Total Financials		28,769,504

Health Care - 3.60%

Pharmaceuticals - 3.60%
Merck & Co., Inc.	79,250	7,225,223

Industrials - 6.92%

Air Freight & Logistics - 3.65%
FedEx Corp.	32,345	7,332,935

See accompanying notes

11

American Beacon Shapiro Equity Opportunities FundSM

Schedule of Investments

June 30, 2022

	Shares	Fair Value

COMMON STOCKS - 98.70% (continued)

Industrials - 6.92% (continued)

Machinery - 3.27%
Westinghouse Air Brake Technologies Corp.	80,100	$6,574,608

Total Industrials		13,907,543

Information Technology - 9.84%

Communications Equipment - 1.03%
Infinera Corp.A	386,734	2,072,894

Electronic Equipment, Instruments & Components - 4.49%
Corning, Inc.	286,200	9,018,162

Semiconductors & Semiconductor Equipment - 4.32%
Micron Technology, Inc.	157,275	8,694,162

Total Information Technology		19,785,218

Materials - 17.79%

Chemicals - 12.91%
Axalta Coating Systems Ltd.A	428,200	9,467,502
DuPont de Nemours, Inc.	140,367	7,801,598
International Flavors & Fragrances, Inc.	72,741	8,664,908

		25,934,008

Containers & Packaging - 4.88%
Graphic Packaging Holding Co.	478,600	9,811,300

Total Materials		35,745,308

Total Common Stocks (Cost $221,777,489)		198,348,094

SHORT-TERM INVESTMENTS - 1.76% (Cost $3,539,421)

Investment Companies - 1.76%
American Beacon U.S. Government Money Market Select Fund, 1.14%B C	3,539,421	3,539,421

TOTAL INVESTMENTS - 100.46% (Cost $225,316,910)		201,887,515
LIABILITIES, NET OF OTHER ASSETS - (0.46%)		(923,795)

TOTAL NET ASSETS - 100.00%		$200,963,720

Percentages are stated as a percent of net assets.

A Non-income producing security.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2022, the investments were classified as described below:

Shapiro Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$198,348,094	$-	$-	$198,348,094
Short-Term Investments	3,539,421	-	-	3,539,421

Total Investments in Securities - Assets	$201,887,515	$-	$-	$201,887,515

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended June 30, 2022, there were no transfers into or out of Level 3.

See accompanying notes

12

American Beacon Shapiro SMID Cap Equity FundSM

Schedule of Investments

June 30, 2022

	Shares	Fair Value

COMMON STOCKS - 99.58%

Communication Services - 17.05%

Entertainment - 17.05%
IMAX Corp.A	10,300	$173,967
Liberty Media Corp.-Liberty Braves, Class CA B	26,400	633,600
Lions Gate Entertainment Corp., Class BA	66,700	588,961
Madison Square Garden Sports Corp.A	4,700	709,700

		2,106,228

Total Communication Services		2,106,228

Consumer Discretionary - 18.61%

Household Durables - 4.96%
Mohawk Industries, Inc.A	4,940	613,005

Specialty Retail - 4.69%
Urban Outfitters, Inc.A	31,000	578,460

Textiles, Apparel & Luxury Goods - 8.96%
Carter’s, Inc.	8,300	584,984
Hanesbrands, Inc.	50,700	521,703

		1,106,687

Total Consumer Discretionary		2,298,152

Consumer Staples - 10.27%

Food Products - 10.27%
Ingredion, Inc.	6,700	590,672
TreeHouse Foods, Inc.A	16,212	677,986

		1,268,658

Total Consumer Staples		1,268,658

Energy - 1.57%

Oil, Gas & Consumable Fuels - 1.57%
Devon Energy Corp.	3,529	194,483

Financials - 8.93%

Banks - 8.93%
Cadence Bank	23,490	551,545
Regions Financial Corp.	29,400	551,250

		1,102,795

Total Financials		1,102,795

Health Care - 6.35%

Health Care Equipment & Supplies - 4.15%
Varex Imaging Corp.A	24,000	513,360

Health Care Technology - 2.20%
Allscripts Healthcare Solutions, Inc.A	18,300	271,389

Total Health Care		784,749

Industrials - 8.92%

Aerospace & Defense - 5.78%
BWX Technologies, Inc.	12,950	713,416

See accompanying notes

13

American Beacon Shapiro SMID Cap Equity FundSM

Schedule of Investments

June 30, 2022

	Shares	Fair Value

COMMON STOCKS - 99.58% (continued)

Industrials - 8.92% (continued)

Machinery - 3.14%
Westinghouse Air Brake Technologies Corp.	4,725	$387,828

Total Industrials		1,101,244

Information Technology - 11.70%

Communications Equipment - 3.70%
Infinera Corp.A	85,300	457,208

IT Services - 3.74%
Evo Payments, Inc., Class AA	19,627	461,627

Semiconductors & Semiconductor Equipment - 4.26%
Ultra Clean Holdings, Inc.A	17,700	526,929

Total Information Technology		1,445,764

Materials - 16.18%

Chemicals - 9.04%
Axalta Coating Systems Ltd.A	25,900	572,649
Ecovyst, Inc.	55,237	544,084

		1,116,733

Containers & Packaging - 5.33%
Graphic Packaging Holding Co.	32,100	658,050

Metals & Mining - 1.81%
Compass Minerals International, Inc.	6,305	223,134

Total Materials		1,997,917

Total Common Stocks (Cost $14,191,859)		12,299,990

SHORT-TERM INVESTMENTS - 0.90% (Cost $111,312)

Investment Companies - 0.90%
American Beacon U.S. Government Money Market Select Fund, 1.14%C D	111,312	111,312

TOTAL INVESTMENTS - 100.48% (Cost $14,303,171)		12,411,302
LIABILITIES, NET OF OTHER ASSETS - (0.48%)		(59,710)

TOTAL NET ASSETS - 100.00%		$12,351,592

Percentages are stated as a percent of net assets.

A Non-income producing security.

B Tracking Stock - A form of common stock that is issued by a parent company and tracks the performance of a specific division of that parent company. It allows investors the chance to invest in an individual sector of a company while the parent company maintains overall control.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2022, the investments were classified as described below:

Shapiro SMID Cap Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$12,299,990	$-	$-	$12,299,990
Short-Term Investments	111,312	-	-	111,312

Total Investments in Securities - Assets	$12,411,302	$-	$-	$12,411,302

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended June 30, 2022, there were no transfers into or out of Level 3.

See accompanying notes

14

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2022

	Shapiro Equity Opportunities Fund	Shapiro SMID Cap Equity Fund
Assets:
Investments in unaffiliated securities, at fair value†	$198,348,094	$12,299,990
Investments in affiliated securities, at fair value‡	3,539,421	111,312
Dividends and interest receivable	281,675	17,018
Receivable for fund shares sold	88,230	11,283
Receivable for expense reimbursement (Note 2)	1,303	-
Prepaid expenses	34,105	30,581

Total assets	202,292,828	12,470,184

Liabilities:
Payable for investments purchased	1,109,610	41,467
Payable for fund shares redeemed	49	-
Payable for expense recoupment (Note 2)	-	8,307
Management and sub-advisory fees payable (Note 2)	120,736	7,651
Service fees payable (Note 2)	1,093	1,270
Transfer agent fees payable (Note 2)	13,402	621
Custody and fund accounting fees payable	22,447	11,325
Professional fees payable	53,531	44,665
Payable for prospectus and shareholder reports	6,721	2,115
Other liabilities	1,519	1,171

Total liabilities	1,329,108	118,592

Net assets	$200,963,720	$12,351,592

Analysis of net assets:
Paid-in-capital	$213,220,321	$13,121,358
Total distributable earnings (deficits)A	(12,256,601)	(769,766)

Net assets	$200,963,720	$12,351,592

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	4,402,495	591,402

Y Class	10,940,272	212,950

Investor Class	253,274	375,568

A ClassB	6,656	7,491

C ClassB	6,647	7,491

R6 ClassB	N/A	7,369

Net assets:
R5 Class	$56,812,654	$6,121,930

Y Class	$140,753,789	$2,191,298

Investor Class	$3,228,564	$3,810,635

A ClassB	$84,569	$75,917

C ClassB	$84,144	$75,541

R6 ClassB	N/A	$76,271

Net asset value, offering and redemption price per share:
R5 Class	$12.90	$10.35

Y Class	$12.87	$10.29

Investor Class	$12.75	$10.15

A ClassB	$12.71	$10.13

A Class (offering price)	$13.49	$10.75

C ClassB	$12.66	$10.08

R6 ClassB	N/A	$10.35

† Cost of investments in unaffiliated securities	$221,777,489	$14,191,859
‡ Cost of investments in affiliated securities	$3,539,421	$111,312

A The Funds’ investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B The Class became effective on October 28, 2021 and commenced operations on October 29, 2021 (Note 1).

See accompanying notes

15

American Beacon FundsSM

Statements of Operations

For the period ended June 30, 2022

	Shapiro Equity Opportunities Fund	Shapiro SMID Cap Equity Fund
Investment income:
Dividend income from unaffiliated securities	$4,457,398	$443,246	A
Dividend income from affiliated securities (Note 2)	6,021	355
Income derived from securities lending (Note 8)	358	245

Total investment income	4,463,777	443,846

Expenses:
Management and sub-advisory fees (Note 2)	1,755,047	123,543
Transfer agent fees:
R5 Class (Note 2)	3,732	1,974
Y Class (Note 2)	174,416	7,023
Investor Class	1,571	1,398
A ClassB	1,501	1,501
C ClassB	1,501	1,501
R6 ClassB	-	1,501
Custody and fund accounting fees	53,065	27,306
Professional fees	90,655	48,075
Registration fees and expenses	109,213	85,863
Service fees (Note 2):
Investor Class	25,324	14,845
Distribution fees (Note 2):
A ClassB	166	149
C ClassB	661	596
Prospectus and shareholder report expenses	12,356	5,969
Trustee fees (Note 2)	18,684	1,227
Loan expense (Note 9)	3,443	148
Other expenses	31,342	18,849

Total expenses	2,282,677	341,468

Net fees waived and expenses (reimbursed) (Note 2)	(103,083)	(178,442)

Net expenses	2,179,594	163,026

Net investment income	2,284,183	280,820

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesC	21,391,291	1,633,639
Commission recapture (Note 1)	68,614	10,886
Change in net unrealized (depreciation) of:
Investments in unaffiliated securitiesD	(69,117,884)	(4,233,451)

Net (loss) from investments	(47,657,979)	(2,588,926)

Net (decrease) in net assets resulting from operations	$(45,373,796)	$(2,308,106)

A Includes significant dividends of $260,593.
B The Class became effective on October 28, 2021 and commenced operations on October 29, 2021 (Note 1).
C The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
D The Funds’ investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

16

American Beacon FundsSM

Statements of Changes in Net Assets

	Shapiro Equity Opportunities Fund		Shapiro SMID Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$2,284,183	$1,188,601	$280,820	$56,245
Net realized gain from investments in unaffiliated securities, and commission recapture	21,459,905	4,852,030	1,644,525	1,200,453
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities	(69,117,884)	63,757,540	(4,233,451)	4,181,492

Net increase (decrease) in net assets resulting from operations	(45,373,796)	69,798,171	(2,308,106)	5,438,190

Distributions to shareholders:
Total retained earnings:
R5 Class	(4,648,925)	(1,189,978)	(881,943)	(73,122)
Y Class	(12,046,630)	(1,203,956)	(693,255)	(1,790)
Investor Class	(410,062)	(34,178)	(427,699)	(14,982)
A ClassA	(6,688)	–	(11,749)	–
C ClassA	(6,554)	–	(11,729)	–
R6 ClassA	–	–	(11,559)	–

Net distributions to shareholders	(17,118,859)	(2,428,112)	(2,037,934)	(89,894)

Capital share transactions (Note 10):
Proceeds from sales of shares	63,305,846	138,636,360	3,080,197	14,050,621
Reinvestment of dividends and distributions	16,869,756	2,409,421	1,522,942	47,142
Cost of shares redeemed	(81,778,436)	(14,124,638)	(7,957,203)	(4,689,014)

Net increase (decrease) in net assets from capital share transactions	(1,602,834)	126,921,143	(3,354,064)	9,408,749

Net increase (decrease) in net assets	(64,095,489)	194,291,202	(7,700,104)	14,757,045

Net assets:
Beginning of period	265,059,209	70,768,007	20,051,696	5,294,651

End of period	$200,963,720	$265,059,209	$12,351,592	$20,051,696

A The Class became effective on October 28, 2021 and commenced operations on October 29, 2021 (Note 1).

See accompanying notes

17

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. The American Beacon Shapiro Equity Opportunities Fund is non-diversified, and the American Beacon Shapiro SMID Cap Equity Fund is diversified, as defined by the Act. As of June 30, 2022, the Trust consists of twenty-eight active series, two of which are presented in this filing: American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-six active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a fund will use derivatives, may adversely affect a fund’s performance and may increase costs related to a fund’s use of derivatives.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Funds.

Class Disclosure

On October 28, 2021, the American Beacon Shapiro Equity Opportunities Fund created A Class and C Class shares, and the American Beacon Shapiro SMID Cap Equity Fund launched A Class, C Class, and R6 Class shares that were made available for sale pursuant to the Funds’ registration statements filed with the SEC. Refer to the Fund Prospectus for more details. The classes commenced active operations on October 29, 2021.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as brokerdealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain (loss) in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreement with Shapiro Capital Management LLC (“Shapiro”), an affiliate of the Manager pursuant to which each Fund has agreed to pay Shapiro an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedule:

Shapiro Equity Opportunities Fund

First $250 million	0.35%
Next $250 million	0.30%
Over $500 million	0.25%

Shapiro SMID Cap Equity Fund

First $250 million	0.40%
Next $250 million	0.35%
Over $500 million	0.30%

The Management and Sub-Advisory Fees paid by the Funds for the year ended June 30, 2022 were as follows:

Shapiro Equity Opportunities Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$879,411
Sub-Advisor Fees	0.35%	875,636

Total	0.70%	$1,755,047

Shapiro SMID Cap Equity Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$57,668
Sub-Advisor Fees	0.40%	65,875

Total	0.75%	$123,543

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the year ended June 30, 2022, the Manager received securities lending fees of $3 for the securities lending activities of Shapiro SMID Cap Equity Fund.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Classes, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

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Notes to Financial Statements

June 30, 2022

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended June 30, 2022, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Shapiro Equity Opportunities	$169,300
Shapiro SMID Cap Equity	8,503

As of June 30, 2022, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Shapiro Equity Opportunities	$11,618
Shapiro SMID Cap Equity	309

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with a June 30, 2022 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	June 30, 2022 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	June 30, 2022 Shares/Fair Value
U.S. Government Money Market Select	Direct	Shapiro Equity Opportunities	$3,539,421	$-	$-	$6,021	$3,539,421
U.S. Government Money Market Select	Direct	Shapiro SMID Cap Equity	111,312	-	-	355	111,312

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

June 30, 2022, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Shapiro Equity Opportunities	$8,523
Shapiro SMID Cap Equity	386

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended June 30, 2022, the Shapiro Equity Opportunities Fund borrowed on average $19,249,435 for 2 days at an average interest rate of 1.14% with interest charges of $1,202 and the Shapiro SMID Cap Equity Fund borrowed on average $566,207 for 5 days at an average interest rate of 0.88% with interest charges of $68. These amounts are recorded as “Other expenses” in the Statements of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds, through October 31, 2022, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the year ended June 30, 2022, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	7/1/2021 - 10/31/2021	11/1/2021 - 6/30/2022	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
Shapiro Equity Opportunities	R5	0.79%	0.79%	$28,063	$–	2024 - 2025
Shapiro Equity Opportunities	Y	0.89%	0.89%	62,046	(169)**	2024 - 2025
Shapiro Equity Opportunities	Investor	1.06%	1.06%	10,009	–	2024 - 2025
Shapiro Equity Opportunities	A*	N/A	1.12%	3,089	(1,606)	2024 - 2025
Shapiro Equity Opportunities	C*	N/A	1.87%	3,088	(1,606)	2024 - 2025
Shapiro SMID Cap Equity	R5	0.89%	0.89%	73,978	(1,350)**	2024 - 2025
Shapiro SMID Cap Equity	Y	0.99%	0.96%	53,171	(1,766)**	2024 - 2025
Shapiro SMID Cap Equity	Investor	1.18%	1.17%	44,970	(400)**	2024 - 2025
Shapiro SMID Cap Equity	A*	N/A	1.26%	3,701	(1,615)	2024 - 2025
Shapiro SMID Cap Equity	C*	N/A	2.01%	3,700	(1,616)	2024 - 2025
Shapiro SMID Cap Equity	R6*	N/A	0.90%	3,713	(1,560)	2024 - 2025

*	Class became effective on October 28, 2021 and commenced operations on October 29, 2021 (Note 1).
**	These amounts represents Recouped Expenses from prior fiscal years and are reflected in Total Expenses on the Statements of Operations.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

Of the above amounts, $1,303 was disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at June 30, 2022 for the Shapiro Equity Opportunities Fund and $8,307 was disclosed as Payable for expense recoupment on the Statements of Assets and Liabilities at June 30, 2022 for Shapiro SMID Cap Equity Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2024 and 2025. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Shapiro Equity Opportunities	$169	$-	$144,756	2021 - 2022
Shapiro Equity Opportunities	-	158,760	-	2022 - 2023
Shapiro Equity Opportunities	-	93,703	-	2023 - 2024
Shapiro SMID Cap Equity	2,590	-	123,662	2021 - 2022
Shapiro SMID Cap Equity	926	145,002	-	2022 - 2023
Shapiro SMID Cap Equity	-	163,331	-	2023 - 2024

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of June 30, 2022, based on management’s evaluation of the shareholder account base, three accounts has been identified as representing an unaffiliated significant ownership of approximately 31% for the Shapiro Equity Opportunities Fund and one shareholder has been identified as representing an affiliated significant ownership of approximately 26% for the Shapiro SMID Cap Equity Fund.

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended June 30, 2022, there were no Class A sales charges collected for the Shapiro Equity Opportunities Fund or the Shapiro SMID Cap Equity Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2022, there were no CDSC fees collected for the Class A Shares of the Shapiro Equity Opportunities Fund or the Shapiro SMID Cap Equity Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2022, there were no CDSC fees collected for the Class C Shares of the Shapiro Equity Opportunities Fund or the Shapiro SMID Cap Equity Fund.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a

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June 30, 2022

security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust a Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent

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June 30, 2022

these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invest in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

5.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Dividend Risk

A Fund’s focus on dividend-paying stocks could cause a Fund to underperform funds that invest without consideration of a company’s track record of paying dividends. An issuer of stock held by a Fund may choose not to

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

declare a dividend or the dividend rate might not remain at current levels or increase over time. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. In addition, stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. At times, a Fund may not be able to identify dividend-paying stocks that are attractive investments. The income received by a Fund will also fluctuate due to the amount of dividends that companies elect to pay.

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Focused Holdings Risk

Because the Funds may have a focused portfolio of fewer companies, the increase or decrease of the value of a single investment may have a greater impact on the Funds’ NAV and total return when compared to other diversified funds. Although a focused portfolio has the potential to generate attractive returns over time, it also may increase the Funds’ volatility.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Non-Diversification Risk

When a Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When a Fund invests in a relatively small number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. When a Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund. Investments in securities of a limited number of issuers exposes a Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.

Other Investment Companies Risk

To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to a Fund’s direct fees and expenses. If a Fund invests in other investment companies, a Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to a Fund’s shareholders when distributed to them. A Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund’s investment may decline, adversely affecting a Fund’s performance. To the extent a Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, a Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many

29

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates beginning in 2022, in rates, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. Borrowers of a Fund’s securities provide collateral either in the form of cash, which a Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. A Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, a Fund could incur

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of a Fund’s collateral is inadequate. Although a Fund’s securities lending agent may indemnify a Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that a Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Securities Selection Risk

Securities selected by the sub-advisor or the Manager for the Funds may not perform to expectations. The portfolio managers’ judgments about the attractiveness, value and anticipated price movements of a particular asset class or individual security may be incorrect, and there is no guarantee that individual securities will perform as anticipated. The value of an individual security can be more or less volatile than the market as a whole or a relative value approach may fail to produce the intended results. The portfolio managers’ assessment of relative value may be wrong or even if the assessment of relative value is correct, it may take a long period of time before the price and intrinsic value converge. It may not be possible to predict, or to hedge against, a widening in the yield spread of the securities selected by a sub-advisor. This could result in the Funds’ underperformance compared to other funds with similar investment objectives.

6.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended June 30, 2022 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

The tax character of distributions paid were as follows:

	Shapiro Equity Opportunities Fund		Shapiro SMID Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
Distributions paid from:
Ordinary income*
R5 Class	$2,051,955	$562,713	$441,730	$73,122
Y Class	5,253,940	569,322	347,224	1,790
Investor Class	168,762	15,801	214,218	14,982
A Class**	2,921	-	5,885	-
C Class**	2,787	-	5,865	-
R6 Class**	-	-	5,789	-
Long-term capital gains
R5 Class	2,596,970	627,265	440,213	-
Y Class	6,792,690	634,634	346,031	-
Investor Class	241,300	18,377	213,481	-
A Class**	3,767	-	5,864	-
C Class**	3,767	-	5,864	-
R6 Class**	-	-	5,770	-

Total distributions paid	$17,118,859	$2,428,112	$2,037,934	$89,894

* For tax purposes, short-term capital gains are considered ordinary income distributions.

** Class launched on October 28, 2021 and commenced operations on October 29, 2021 (Note 1).

As of June 30, 2022, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Shapiro Equity Opportunities	$228,349,091	$10,222,587	$(36,684,162)	$(26,461,575)
Shapiro SMID Cap Equity	14,330,390	512,787	(2,431,875)	(1,919,088)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Shapiro Equity Opportunities	$(26,461,575)	$3,713,255	$10,493,737	$-	$(2,018)	$(12,256,601)
Shapiro SMID Cap Equity	(1,919,088)	311,084	840,574	-	(2,336)	(769,766)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and organizational expenses.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

The Funds had no permanent differences as of June 30, 2022.

For federal income tax purposes, the Funds measure their capital loss carryforwards annually at June 30, its fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

As of June 30, 2022, the Funds did not have any capital loss carryforwards.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended June 30, 2022 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Shapiro Equity Opportunities	$112,008,703	$119,400,852
Shapiro SMID Cap Equity	5,483,226	9,777,196

A summary of the Funds’ transactions in the USG Select Fund for the year ended June 30, 2022 were as follows:

Fund	Type of Transaction	June 30, 2021 Shares/Fair Value	Purchases	Sales	June 30, 2022 Shares/Fair Value
Shapiro Equity Opportunities	Direct	$9,827,019	$95,853,884	$102,141,482	$3,539,421
Shapiro SMID Cap Equity	Direct	172,284	8,328,636	8,389,608	111,312

8.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral

33

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

The Funds did not have any securities on loan or hold any securities lending collateral as of the year ended June 30, 2022.

9.  Borrowing Arrangements

Effective November 11, 2021 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $150 million with an expiration date November 10, 2021.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $50 million with an expiration date of November 10, 2021.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended June 30, 2022, the Funds did not utilize these facilities.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Year Ended June 30, 2022			Year Ended June 30, 2021
Shapiro Equity Opportunities Fund	Shares	Amount		Shares	Amount
Shares sold	55,912	$896,677		256,960	$3,957,915
Reinvestment of dividends	302,271	4,648,925		90,424	1,189,978
Shares redeemed	(215,446)	(2,903,919)		(344,969)	(5,474,114)

Net increase (decrease) in shares outstanding	142,737	$2,641,683		2,415	$(326,221)

	Y Class
	Year Ended June 30, 2022			Year Ended June 30, 2021
Shapiro Equity Opportunities Fund	Shares	Amount		Shares	Amount
Shares sold	3,791,295	$59,208,468		7,617,805	$115,368,852
Reinvestment of dividends	769,070	11,797,527		90,271	1,185,265
Shares redeemed	(4,062,635)	(61,275,877)		(472,852)	(6,693,705)

Net increase in shares outstanding	497,730	$9,730,118		7,235,224	$109,860,412

	Investor Class
	Year Ended June 30, 2022			Year Ended June 30, 2021
Shapiro Equity Opportunities Fund	Shares	Amount		Shares	Amount
Shares sold	187,145	$3,000,701		1,235,787	$19,309,593
Reinvestment of dividends	26,942	410,062		2,627	34,178
Shares redeemed	(1,110,006)	(17,598,640)		(123,519)	(1,956,819)

Net increase (decrease) in shares outstanding	(895,919)	$(14,187,877)		1,114,895	$17,386,952

	A Class
	October 28, 2021A to June 30, 2022
Shapiro Equity Opportunities Fund	Shares	Amount
Shares sold	6,215	$100,000	B
Reinvestment of dividends	441	6,688
Shares redeemed	-	-

Net increase in shares outstanding	6,656	$106,688

	C Class
	October 28, 2021A to June 30, 2022
Shapiro Equity Opportunities Fund	Shares	Amount
Shares sold	6,215	$100,000	B
Reinvestment of dividends	432	6,554
Shares redeemed	-	-

Net increase in shares outstanding	6,647	$106,554

	R5 Class
	Year Ended June 30, 2022			Year Ended June 30, 2021
Shapiro SMID Cap Equity Fund	Shares	Amount		Shares	Amount
Shares sold	21,094	$278,974		100	$1,250
Reinvestment of dividends	36,389	436,306		3,195	33,221
Shares redeemed	(29,379)	(387,190)		(1,180)	(15,709)

Net increase in shares outstanding	28,104	$328,090		2,115	$18,762

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

	Y Class
	Year Ended June 30, 2022			Year Ended June 30, 2021
Shapiro SMID Cap Equity Fund	Shares	Amount		Shares	Amount
Shares sold	18,639	$249,802		944,402	$11,828,025
Reinvestment of dividends	56,720	676,099		35	364
Shares redeemed	(504,594)	(6,212,546)		(316,017)	(4,281,798)

Net increase (decrease) in shares outstanding	(429,235)	$(5,286,645)		628,420	$7,546,591

	Investor Class
	Year Ended June 30, 2022			Year Ended June 30, 2021
Shapiro SMID Cap Equity Fund	Shares	Amount		Shares	Amount
Shares sold	183,697	$2,251,421		176,586	$2,221,346
Reinvestment of dividends	34,880	410,537		1,321	13,557
Shares redeemed	(109,023)	(1,357,467)		(33,225)	(391,507)

Net increase in shares outstanding	109,554	$1,304,491		144,682	$1,843,396

	A Class
	October 28, 2021A to June 30, 2022
Shapiro SMID Cap Equity Fund	Shares	Amount
Shares sold	7,491	$100,000	C
Reinvestment of dividends	-	-
Shares redeemed	-	-

Net increase in shares outstanding	7,491	$100,000

	C Class
	October 28, 2021A to June 30, 2022
Shapiro SMID Cap Equity Fund	Shares	Amount
Shares sold	7,491	$100,000	C
Reinvestment of dividends	-	-
Shares redeemed	-	-

Net increase in shares outstanding	7,491	$100,000

	R6 Class
	October 28, 2021A to June 30, 2022
Shapiro SMID Cap Equity Fund	Shares	Amount
Shares sold	7,369	$100,000	C
Reinvestment of dividends	-	-
Shares redeemed	-	-

Net increase in shares outstanding	7,369	$100,000

A Class launched on October 28, 2021 and commenced operations on October 29, 2021 (Note 1).

B Seed capital was received on October 28, 2021 in the amount of $100,000 for the A Class and $100,000 for the C Class. As a result, shares were issued in the amount of 6,215 for the A Class and 6,251 for the C Class.

c Seed capital was received on October 28, 2021 in the amount of $100,000 for the A Class, $100,000 for the C Class, $100,000 for the R6 Class. As a result, shares were issued in the amount of 7,491 for the A Class, 7,491 for the C Class, and 7,369 for the R6 Class.

11.   Subsequent Events

On June 8, 2022, the Board of the Trust approved a Plan of Reorganization and Termination (the “Reorganization Plan”) that provides for the reorganization of the American Beacon Mid-Cap Value Fund (the “Target Fund”), a series in the Trust, into the American Beacon Shapiro SMID Cap Equity Fund, also a series in the Trust (the “Reorganization”). The Reorganization is subject to a number of conditions, including approval of the Reorganization Plan by the Target Fund’s shareholders at a special meeting on October 12, 2022. If the Plan is approved by the Target Fund’s shareholders, and certain other conditions are fulfilled, the Reorganization is expected to take effect on or about October 28, 2022.

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American Beacon Shapiro Equity Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended June 30,				September 12, 2017B to June 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$16.77	$9.44	$11.28	$11.29	$10.00

Income (loss) from investment operations:
Net investment income	0.16	0.12	0.14	0.11	0.02
Net gains (losses) on investments (both realized and unrealized)	(2.95)	7.49	(1.36)	0.16	1.29

Total income (loss) from investment operations	(2.79)	7.61	(1.22)	0.27	1.31

Less distributions:
Dividends from net investment income	(0.16)	(0.05)	(0.11)	(0.07)	(0.02)
Distributions from net realized gains	(0.92)	(0.23)	(0.51)	(0.21)	(0.00	)C

Total distributions	(1.08)	(0.28)	(0.62)	(0.28)	(0.02)

Net asset value, end of period	$12.90	$16.77	$9.44	$11.28	$11.29

Total returnD	(17.65)%	81.43%	(11.84)%	2.97%	13.07	%E

Ratios and supplemental data:
Net assets, end of period	$56,812,654	$71,421,117	$40,207,550	$52,917,588	$43,796,676
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.83%	0.86%	0.97%	0.98%	2.81	%F
Expenses, net of reimbursements and/or recoupments	0.79%	0.79%	0.79%	0.79%	0.79	%F
Net investment income (loss), before expense reimbursements and/or recoupments	0.96%	0.82%	1.11%	0.80%	(1.53	)%F
Net investment income, net of reimbursements and/or recoupments	1.00%	0.89%	1.29%	0.99%	0.49	%F
Portfolio turnover rate	47%	31%	59%	54%	9	%G

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commencement of operations.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from September 12, 2017 through June 30, 2018 and is not annualized.

See accompanying notes

37

American Beacon Shapiro Equity Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended June 30,				September 12, 2017A to June 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$16.72	$9.43	$11.28	$11.30	$10.00

Income (loss) from investment operations:
Net investment income	0.14	0.06	0.12	0.10	0.03
Net gains (losses) on investments (both realized and unrealized)	(2.92)	7.51	(1.35)	0.16	1.29

Total income (loss) from investment operations	(2.78)	7.57	(1.23)	0.26	1.32

Less distributions:
Dividends from net investment income	(0.15)	(0.05)	(0.11)	(0.07)	(0.02)
Distributions from net realized gains	(0.92)	(0.23)	(0.51)	(0.21)	(0.00	)B

Total distributions	(1.07)	(0.28)	(0.62)	(0.28)	(0.02)

Net asset value, end of period	$12.87	$16.72	$9.43	$11.28	$11.30

Total returnC	(17.63)%	81.09%	(11.92)%	2.88%	13.17	%D

Ratios and supplemental data:
Net assets, end of period	$140,753,789	$174,605,529	$30,239,629	$35,505,884	$26,419,367
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.93%	0.95%	1.09%	1.06%	2.77	%E
Expenses, net of reimbursements and/or recoupments	0.89%	0.89%	0.89%	0.89%	0.89	%E
Net investment income (loss), before expense reimbursements and/or recoupments	0.85%	0.77%	0.99%	0.77%	(0.79	)%E
Net investment income, net of reimbursements and/or recoupments	0.89%	0.83%	1.19%	0.94%	1.09	%E
Portfolio turnover rate	47%	31%	59%	54%	9	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 12, 2017 through June 30, 2018 and is not annualized.

See accompanying notes

38

American Beacon Shapiro Equity Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended June 30,				September 12, 2017A to June 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$16.56	$9.35	$11.20	$11.25	$10.00

Income (loss) from investment operations:
Net investment income	0.21	0.08	0.08	0.07	0.02
Net gains (losses) on investments (both realized and unrealized)	(2.99)	7.41	(1.34)	0.16	1.25

Total income (loss) from investment operations	(2.78)	7.49	(1.26)	0.23	1.27

Less distributions:
Dividends from net investment income	(0.11)	(0.05)	(0.08)	(0.07)	(0.02)
Distributions from net realized gains	(0.92)	(0.23)	(0.51)	(0.21)	(0.00	)B

Total distributions	(1.03)	(0.28)	(0.59)	(0.28)	(0.02)

Net asset value, end of period	$12.75	$16.56	$9.35	$11.20	$11.25

Total returnC	(17.80)%	80.85%	(12.20)%	2.62%	12.67	%D

Ratios and supplemental data:
Net assets, end of period	$3,228,564	$19,032,563	$320,828	$736,220	$180,767
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.21%	1.26%	2.20%	2.57%	4.88	%E
Expenses, net of reimbursements and/or recoupments	1.06%	1.06%	1.17%	1.17%	1.17	%E
Net investment income (loss), before expense reimbursements and/or recoupments	0.51%	0.57%	(0.11)%	(0.74)%	(3.54	)%E
Net investment income, net of reimbursements and/or recoupments	0.66%	0.77%	0.92%	0.66%	0.17	%E
Portfolio turnover rate	47%	31%	59%	54%	9	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 12, 2017 through June 30, 2018 and is not annualized.

See accompanying notes

39

American Beacon Shapiro Equity Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	October 29, 2021A to June 30, 2022

Net asset value, beginning of period	$16.09

Income (loss) from investment operations:
Net investment income	0.08
Net (losses) on investments (both realized and unrealized)	(2.39)

Total (loss) from investment operations	(2.31)

Less distributions:
Dividends from net investment income	(0.15)
Distributions from net realized gains	(0.92)

Total distributions	(1.07)

Net asset value, end of period	$12.71

Total returnB	(15.40	)%C

Ratios and supplemental data:
Net assets, end of period	$84,569
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	3.36	%D
Expenses, net of reimbursements and/or recoupments	1.12	%D
Net investment (loss), before expense reimbursements and/or recoupments	(1.53	)%D
Net investment income, net of reimbursements and/or recoupments	0.71	%D
Portfolio turnover rate	47%

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

40

American Beacon Shapiro Equity Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	October 29, 2021A to June 30, 2022

Net asset value, beginning of period	$16.09

Income (loss) from investment operations:
Net investment (loss)	(0.00	)BF
Net (losses) on investments (both realized and unrealized)	(2.38)

Total income (loss) from investment operations	(2.38)

Less distributions:
Dividends from net investment income	(0.13)
Distributions from net realized gains	(0.92)

Total distributions	(1.05)

Net asset value, end of period	$12.66

Total returnC	(15.85	)%D

Ratios and supplemental data:
Net assets, end of period	$84,144
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	4.11	%E
Expenses, net of reimbursements and/or recoupments	1.87	%E
Net investment (loss), before expense reimbursements and/or recoupments	(2.28	)%E
Net investment (loss), net of reimbursements and/or recoupments	(0.04	)%E
Portfolio turnover rate	47%

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Amount represents less than $0.01 per share.

See accompanying notes

41

American Beacon Shapiro SMID Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended June 30,						September 12, 2017B to June 30,
	2022		2021		2020	2019	2018

Net asset value, beginning of period	$13.69		$7.62		$9.72	$11.39	$10.00

Income (loss) from investment operations:
Net investment income	0.21	C	0.07	D	0.04	0.05	0.01
Net gains (losses) on investments (both realized and unrealized)	(1.98)		6.13		(1.46)	(0.97)	1.38

Total income (loss) from investment operations	(1.77)		6.20		(1.42)	(0.92)	1.39

Less distributions:
Dividends from net investment income	(0.26)		(0.00	)E	(0.05)	(0.04)	-
Distributions from net realized gains	(1.31)		(0.13)		(0.63)	(0.71)	-

Total distributions	(1.57)		(0.13)		(0.68)	(0.75)	-

Net asset value, end of period	$10.35		$13.69		$7.62	$9.72	$11.39

Total returnF	(14.51)%		81.91%		(16.09)%	(6.67)%	13.90	%G

Ratios and supplemental data:
Net assets, end of period	$6,121,930		$7,711,085		$4,276,389	$5,293,291	$5,124,948
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.92%		2.24%		3.22%	2.84%	4.32	%H
Expenses, net of reimbursements and/or recoupments	0.89%		0.89%		0.90%	0.89%	0.89	%H
Net investment income (loss), before expense reimbursements and/or recoupments	0.63	%C	(0.71	)%D	(1.84)%	(1.47)%	(3.34	)%H
Net investment income, net of reimbursements and/or recoupments	1.66	%C	0.64	%D	0.48%	0.48%	0.08	%H
Portfolio turnover rate	34%		64%		48%	56%	22	%I

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commencement of operations.
C	Net investment income includes significant dividend payments from Cadence Bank and Ecovyst, Inc. amounting to $0.1767.
D	Net investment income includes a significant dividend payment from PQ Group Holdings, Inc. amounting to $0.0223.
E	Amount represents less than $0.01 per share.
F

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

G	Not annualized.
H	Annualized.
I	Portfolio turnover rate is for the period from September 12, 2017 through June 30, 2018 and is not annualized.

See accompanying notes

42

American Beacon Shapiro SMID Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended June 30,						September 12, 2017A to June 30,
	2022		2021		2020	2019	2018

Net asset value, beginning of period	$13.63		$7.60		$9.71	$11.39	$10.00

Income (loss) from investment operations:
Net investment income	0.29	B	0.04	C D	0.05	0.04	0.01
Net gains (losses) on investments (both realized and unrealized)	(2.06)		6.12		(1.48)	(0.97)	1.38

Total income (loss) from investment operations	(1.77)		6.16		(1.43)	(0.93)	1.39

Less distributions:
Dividends from net investment income	(0.26)		(0.00	)E	(0.05)	(0.04)	-
Distributions from net realized gains	(1.31)		(0.13)		(0.63)	(0.71)	-

Total distributions	(1.57)		(0.13)		(0.68)	(0.75)	-

Net asset value, end of period	$10.29		$13.63		$7.60	$9.71	$11.39

Total returnF	(14.57)%		81.60%		(16.21)%	(6.76)%	13.90	%G

Ratios and supplemental data:
Net assets, end of period	$2,191,298		$8,753,769		$104,553	$398,161	$215,795
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.00%		2.21%		3.33%	2.87%	5.69	%H
Expenses, net of reimbursements and/or recoupments	0.97	%I	0.99%		1.00%	0.99%	0.99	%H
Net investment income (loss), before expense reimbursements and/or recoupments	1.16	%B	(0.94	)%C	(1.91)%	(1.47)%	(4.47	)%H
Net investment income, net of reimbursements and/or recoupments	2.19	%B	0.28	%C	0.42%	0.41%	0.22	%H
Portfolio turnover rate	34%		64%		48%	56%	22	%J

A	Commencement of operations.
B	Net investment income includes significant dividend payments from Cadence Bank and Ecovyst, Inc. amounting to $0.2671.
C	Net investment income includes a significant dividend payment from PQ Group Holdings, Inc. amounting to $0.0412.
D	Per share amounts have been calculated using the average shares method.
E	Amount is less than $0.01 per share.
F

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

G	Not annualized.
H	Annualized.
I	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to the change in the contractual expense caps on October 31, 2021.
J	Portfolio turnover rate is for the period from September 12, 2017 through June 30, 2018 and is not annualized.

See accompanying notes

43

American Beacon Shapiro SMID Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended June 30,						September 12, 2017A to June 30,
	2022		2021		2020	2019	2018

Net asset value, beginning of period	$13.48		$7.53		$9.65	$11.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.20	B	0.05	C	0.01	0.04	(0.01)
Net gains (losses) on investments (both realized and unrealized)	(1.96)		6.03		(1.45)	(1.00)	1.37

Total income (loss) from investment operations	(1.76)		6.08		(1.44)	(0.96)	1.36

Less distributions:
Dividends from net investment income	(0.26)		(0.00	)D	(0.05)	(0.04)	-
Distributions from net realized gains	(1.31)		(0.13)		(0.63)	(0.71)	-

Total distributions	(1.57)		(0.13)		(0.68)	(0.75)	-

Net asset value, end of period	$10.15		$13.48		$7.53	$9.65	$11.36

Total returnE	(14.67)%		81.29%		(16.43)%	(7.06)%	13.60	%F

Ratios and supplemental data:
Net assets, end of period	$3,810,635		$3,586,842		$913,709	$1,119,472	$352,882
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.31%		2.59%		3.86%	3.87%	6.12	%G
Expenses, net of reimbursements and/or recoupments	1.17%		1.20%		1.28%	1.27%	1.27	%G
Net investment income (loss), before expense reimbursements and/or recoupments	0.11	%B	(1.14	)%C	(2.49)%	(2.44)%	(5.09	)%G
Net investment income (loss), net of reimbursements and/or recoupments	1.25	%B	0.25	%C	0.09%	0.16%	(0.24	)%G
Portfolio turnover rate	34%		64%		48%	56%	22	%H

A	Commencement of operations.
B	Net investment income includes significant dividend payments from Cadence Bank and Ecovyst, Inc. amounting to $0.1558.
C	Net investment income includes a significant dividend payment from PQ Group Holdings, Inc. amounting to $0.0339.
D	Amount represents less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Portfolio turnover rate is for the period from September 12, 2017 through June 30, 2018 and is not annualized.

See accompanying notes

44

American Beacon Shapiro SMID Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	October 29, 2021A to June 30, 2022

Net asset value, beginning of period	$13.35

Income (loss) from investment operations:
Net investment loss	(0.00	)B
Net gains (losses) on investments (both realized and unrealized)	(1.65)

Total (loss) from investment operations	(1.65)

Less distributions:
Dividends from net investment income	(0.26)
Distributions from net realized gains	(1.31)

Total distributions	(1.57)

Net asset value, end of period	$10.13

Total returnC	(14.00	)%D

Ratios and supplemental data:
Net assets, end of period	$75,917
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	4.75	%E
Expenses, net of reimbursements and/or recoupments	1.26	%E
Net investment loss), before expense reimbursements and/or recoupments	(3.53	)%E
Net investment (loss), net of reimbursements and/or recoupments	(0.04	)%E
Portfolio turnover rate	34%

A	The Class became effective on October 28, 2021 and commenced operations on October 29, 2021 (Note 1 in the Annual Shareholder Report).
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

45

American Beacon Shapiro SMID Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	October 29, 2021A to June 30, 2022

Net asset value, beginning of period	$13.35

Income (loss) from investment operations:
Net investment (loss)	(0.06)
Net (losses) on investments (both realized and unrealized)	(1.64)

Total (loss) from investment operations	(1.70)

Less distributions:
Dividends from net investment income	(0.26)
Distributions from net realized gains	(1.31)

Total distributions	(1.57)

Net asset value, end of period	$10.08

Total returnB	(14.43	)%C

Ratios and supplemental data:
Net assets, end of period	$75,541
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	5.51	%D
Expenses, net of reimbursements and/or recoupments	2.01	%D
Net investment (loss), before expense reimbursements and/or recoupments	(4.29	)%D
Net investment (loss), net of reimbursements and/or recoupments	(0.79	)%D
Portfolio turnover rate	34%

A	The Class became effective on October 28, 2021 and commenced operations on October 29, 2021 (Note 1 in the Annual Shareholder Report).
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

46

American Beacon Shapiro SMID Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	October 29, 2021A to June 30, 2022

Net asset value, beginning of period	$13.57

Income from investment operations:
Net investment income	0.03
Net (losses) on investments (both realized and unrealized)	(1.68)

Total income (loss) from investment operations	(1.65)

Less distributions:
Dividends from net investment income	(0.26)
Distributions from net realized gains	(1.31)

Total distributions	(1.57)

Net asset value, end of period	$10.35

Total returnB	(13.75	)%C

Ratios and supplemental data:
Net assets, end of period	$76,271
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	4.49	%D
Expenses, net of reimbursements and/or recoupments	0.90	%D
Net investment (loss), before expense reimbursements and/or recoupments	(3.27	)%D
Net investment income, net of reimbursements and/or recoupments	0.32	%D
Portfolio turnover rate	34%

A	The Class became effective on October 28, 2021 and commenced operations on October 29, 2021 (Note 1 in the Annual Shareholder Report).
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

47

American Beacon FundsSM

Federal Tax Information

June 30, 2022 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021.

The Fund designated the following items with regard to distributions paid during the fiscal year ended June 30, 2022. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Shapiro Equity Opportunities	51.75%
Shapiro SMID Cap Equity	45.11%

Qualified Dividend Income:

Shapiro Equity Opportunities	51.75%
Shapiro SMID Cap Equity	45.11%

Long-Term Capital Gain Distributions:

Shapiro Equity Opportunities	$9,638,494
Shapiro SMID Cap Equity	$1,017,223

Short-Term Capital Gain Distributions:

Shapiro Equity Opportunities	$5,060,170
Shapiro SMID Cap Equity	$686,031

Shareholders will receive notification in January 2023 of the applicable tax information necessary to prepare their 2022 income tax returns.

48

Disclosure Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At meetings held on May 16, 2022 and June 7-8, 2022 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 8, 2022 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of the American Beacon Shapiro Equity Opportunities Fund (“Equity Opportunities Fund”) and the American Beacon Shapiro SMID Cap Equity Fund (“SMID Cap Fund”) (each, a “Fund” and collectively, the “Funds”); and

(2) the Investment Advisory Agreement among the Manager, Shapiro Capital Management, LLC (the “sub-advisor”), and the Trust, on behalf of the Funds. The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the sub-advisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or the sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

49

Disclosure Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds and the sub-advisor for the Funds; (3) the profits, if any, earned by the Manager and the sub-advisor, an affiliate of the Manager; (4) comparisons of services and fee rates with contracts entered into by the Manager or the sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the sub-advisor from its relationship with a Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s performance since inception on September 12, 2017; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the sub-advisor; succession plans for key employees who perform services for the Funds; diversity and inclusion initiatives; the adequacy of the resources committed to the Funds by the sub-advisor; the financial stability of the sub-advisor; and representations made by the sub-advisor regarding its compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the sub-advisor were appropriate for the Funds.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index(es), as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge Performance Universe. The Board also considered that the Performance Universes selected by Broadridge may not provide appropriate comparisons for a Fund. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by the sub-advisor regarding the performance of each Fund relative to the performance of each Fund’s current and previous benchmark index and a composite of comparable investment accounts managed by the subadvisor. In addition, the Board considered the Manager’s recommendation to continue to retain the sub-advisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual level, with the Manager earning a profit before the payment of distribution-related expenses and sustaining a loss after the payment of distribution-related expenses with respect to the Equity Opportunities Fund, and sustaining a loss before and after the payment of distribution-related expenses by the Manager with respect to the SMID Cap Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as

50

Disclosure Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds. The Board also noted that, for each Fund and its share classes, the Manager is waiving fees and/or reimbursing expenses.

The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Funds. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the sub-advisor in connection with its investment advisory services to the Funds, the Board considered representations made by the sub-advisor that the sub-advisor does not manage any comparable client accounts with respect to the Funds for purposes of comparing sub-advisory fees. The Board also considered the extent to which the sub-advisor, which is an affiliate of the Manager, earned a profit or incurred a loss with respect to the services provided to each Fund.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager and the profitability levels of the relevant sub-advisors were reasonable in light of the services performed by the sub-advisor. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints for the sub-advisory fee rates. The Board also considered that the current assets of each Fund did not exceed the threshold necessary to reach the first sub-advisory fee rate breakpoint.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. In this regard, the Board considered that each Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and sub-advisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisor as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or the sub-advisor’s investment process and expanding the level of assets under management by the Manager and the sub-advisor. The Board also considered that the Manager may invest the Funds’ cash balances and cash collateral provided by the borrowers of the Funds’ securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisor by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe,

51

Disclosure Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to each Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, if applicable, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill. The Board noted that the Funds had a shorter-term performance record and considered the information provided.

The expense comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to each Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for each Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2021. References to each Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

For each Fund, the Board considered a Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. The Board also considered that, in connection with the change in the name of the Funds’ Institutional Class shares to R5 Class shares, the share class used for the Funds’ Morningstar Fee Level comparisons had changed to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Funds.

Additional Considerations and Conclusions with Respect to the American Beacon Shapiro Equity Opportunities Fund

In considering the renewal of the Agreements for the Equity Opportunities Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3	rd Quintile
Compared to Broadridge Expense Universe	4	th Quintile
Morningstar Fee Level Ranking	5	th Quintile

Broadridge and Morningstar Performance Analysis (three-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	1	st Quintile
Compared to Morningstar Category	1	st Quintile

The Board also considered: (1) the sub-advisor is an affiliate of the Manager; (2) information provided by the sub-advisor indicating that it had earned a profit with respect to the services that it provides to the Equity

52

Disclosure Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

Opportunities Fund; (3) the sub-advisor’s representation that the fee rate charged to the Equity Opportunities Fund is lower than the fee rate schedule for the sub-advisor’s separate account clients in the same strategy as the Equity Opportunities Fund; and (4) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisor under the Management and Investment Advisory Agreement are fair and reasonable; and (2) determined that the Equity Opportunities Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Equity Opportunities Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Shapiro SMID Cap Equity Fund

In considering the renewal of the Agreements for the SMID Cap Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1	st Quintile
Compared to Broadridge Expense Universe	3	rd Quintile
Morningstar Fee Level Ranking	4	th Quintile

Broadridge and Morningstar Performance Analysis (three-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	1	st Quintile
Compared to Morningstar Category	1	st Quintile

The Board also considered: (1) the sub-advisor is an affiliate of the Manager; (2) information provided by the sub-advisor indicating that it had incurred a loss with respect to the services that it provides to the SMID Cap Fund; (3) the sub-advisor’s representation that the fee rate charged to the SMID Cap Fund is lower than the fee rate schedule for the sub-advisor’s separate account clients in similar strategies as the SMID Cap Fund; and (4) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisor under the Management and Investment Advisory Agreement are fair and reasonable; and (2) determined that the SMID Cap Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the SMID Cap Fund.

53

Disclosure Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 2-3, 2022 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2021 through December 31, 2021 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

54

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (67)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (52)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (60)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (63)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

55

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (61)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (64)	Trustee since 2018	Partner, KPMG LLP (1990 – 2017); Independent Director, Blue Owl Capital Inc. (2021-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (60)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (59)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

56

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Jeffrey K. Ringdahl (47)	President since 2022 Vice President (2010-2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd; President (2022-Present); Vice President (2010-2022), American Beacon Select Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2018-2021), American Beacon Apollo Total Return Fund.

57

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (63)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021- Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Gregory J. Stumm (40)	VP since 2022	Senior Vice President (2022-Present), American Beacon Advisors, Inc.; Senior Vice President (2022-Present), Resolute Investment Managers, Inc.; Senior Vice President (2022-Present), Resolute Investment Distributors, Inc.; Senior Vice President (2022-Present), Resolute Investment Services, Inc.; Vice President (2022-Present), American Beacon Select Funds; Vice President (2022-Present), American Beacon Institutional Funds Trust.

Paul B. Cavazos (53)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (51)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

58

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (61)	VP since 2021 Principal Accounting Officer and Treasurer (2010-2021)	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO (2015-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (58)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (59)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

59

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (50)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Chief Compliance Officer (2018-2019), Vice President (2018-Present), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (65)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Director, Fund and Tax Reporting (2011-Present), Resolute investment Services, Inc.; Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (52)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (47)	Assistant Secretary since 2008	Senior Corporate Governance & Regulatory Specialist (2020-Present), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

60

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rebecca L. Harris (55)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-Present), Director (2022-Present) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President (2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (63)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (37)	Assistant Secretary since 2021	Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022–Present) and Associate General Counsel, (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

61

American Beacon FundsSM

Privacy Policy

June 30, 2022 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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64

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund are service marks of American Beacon Advisors, Inc.

AR 06/22

American Beacon® FUNDS

2022 ANNUAL REPORT

June 30, 2022

SSI ALTERNATIVE INCOME FUND

TWENTYFOUR STRATEGIC INCOME FUND

TWENTYFOUR SUSTAINABLE SHORT TERM BOND FUND

SSI_TwentyFour 0622

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

SSI ALTERNATIVE INCOME FUND

The use of fixed-income securities, including convertible securities, entails interest rate and credit risks. In addition, the value of a convertible security could fluctuate based on the value of the underlying stock. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The Fund’s investments in high-yield securities, including restricted securities and floating rate securities, are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Short sales involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument; the Fund’s losses are potentially unlimited in a short sale. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in small- or mid-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

TWENTYFOUR STRATEGIC INCOME FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The Fund’s investments in debt securities entail interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates. Investments in high- yield securities, including loans, restricted securities and floating rate securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to factors affecting those sectors. Financial sector companies are heavily regulated and particularly sensitive to interest rate fluctuations. To the extent the Fund invests more heavily in a particular country or geographic region, its performance will be sensitive to factors affecting that country or region. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

TWENTYFOUR SUSTAINABLE SHORT TERM BOND FUND

The Fund’s investments in debt securities entail interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in high-yield securities (commonly referred to as “junk bonds”) is subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Investing in derivative instruments, including forwards, futures, options, swaps and other instruments, involves liquidity, credit, interest rate and market risks and in some cases the addition of financial leverage, which can magnify these risks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to factors affecting those sectors. Financial sector companies are heavily regulated and particularly sensitive to interest rate fluctuations. To the extent the Fund invests more heavily in a particular country or geographic region, its performance will be sensitive to factors affecting that country or region. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Changes in value may be temporary or may last for extended periods. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2022

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

On April 14, 1938, while addressing the country’s economic challenges in his 12th fireside chat to the American public, President Franklin Delano Roosevelt said, “… to reach a port, we must sail – sail, not tie at anchor – sail, not drift.”

President Roosevelt’s expression still rings true today. That is to say, to successfully reach our destination – whether a geographical one or a financial goal – we should thoughtfully and purposefully plan our journey. Such a journey requires diligence, patience and time, and there are no guarantees that we will reach port safely by the course we initially charted. Instead, we must diligently monitor our charts and compass, making adjustments along the way to help us reach our destination. These periodic recalibrations can be especially important as we seek to preserve and grow our investment portfolios during periods of economic uncertainty – particularly as we consider the potential impacts from events such as Russia’s war with Ukraine, rising global and domestic inflation, and ongoing supply chain disruptions associated with the COVID-19 pandemic.

We encourage you to work with financial professionals who can help develop your personal savings plan, conduct annual plan reviews, and guide adjustments to your portfolio to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your individual risk tolerance, you may be better positioned to withstand short-term volatility. And with careful and continual planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long- term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

Global Bond Market Overview

June 30, 2022 (Unaudited)

Market performance during the first half of 2022 contrasted sharply with the strong showing that characterised the final months of 2021. The Federal Reserve’s (the “Fed”) hawkish pivot at the beginning of January 2022 revealed a growing consensus among central bank presidents that the prospect of quantitative tightening during the year was likely. In addition, the Fed revised its outlook that inflation would prove transitory; by March, the Federal Open Market Committee (the “FOMC”) had already begun its rate-hiking cycle. The FOMC initially guided to potentially seven rate hikes in 2022 and a federal funds rate near 3.00% in 2023, causing the short end of the yield curve to shift up rapidly and invert between the 2-year Treasury and the 10-year Treasury.

Meanwhile, tensions between Russia and Ukraine intensified, leading the U.S., the European Union and other countries to issue threats of sanctions, placing the global markets on high alert for additional inflationary pressures. Following Russia’s full-scale invasion of Ukraine in February 2022, Russian markets fell into disarray as the ruble plummeted and stock trading froze. Global markets also fell as investors sought to analyze the situation and anticipate its far-reaching effects.

As inflationary pressures mounted, the European Central Bank adopted a hawkish stance by reducing the size of its asset purchase program and signaling the program’s end, which indicated a likelihood of rate hikes in 2022. The Bank of England, which was first out of the gate with a rate hike in December 2021, had successive rate hikes at each of its Monetary Policy Committee (the “MPC”) meetings thereafter. Nonetheless, the rate hikes were described as “dovish” as the MPC warned of a cost-of-living crisis in the U.K.

As 2022 proceeded, risk assets sold off sharply. The pain in fixed-income was compounded by the rise in interest rates when the breakdown in typical correlations persisted. Interest rates typically decline in risk-off periods, but the resurgence in inflation made this cycle different. U.S. yields reached their peak in June with the 10-year Treasury near 3.5%. U.S. Treasuries actually outperformed during the period with a return of -8.9%; however, positive Treasury returns are more typical during risk-off periods.

For the 12-month period ended June 30, 2022, the Bloomberg U.S. Aggregate Bond Index returned -10.3% and the Bloomberg Global Aggregate Bond Index returned -15.3%. Within the credit sectors, the Bloomberg U.S. Corporate Bond Index (investment grade) returned -14.2% and the Bloomberg U.S. Corporate High Yield Bond Index returned -12.8%.

Near period end, fears of a hard landing for the U.S. economy grew, and Treasuries began to rally as investors speculated the Fed would go too far. The Bank of England continued to raise rates by 25 basis points (0.25%) at each Monetary Policy Committee meeting, as expected, yet its forecast for a contraction in U.K. growth during 2023 caused gilts (government bonds) to rally. The European Central Bank, while preparing to raise interest rates for the first time, took note of the widening spreads between Italian and German government bonds and announced an “anti-fragmentation” tool to support the weaker government bond markets. At period end, inflation remained top of mind for investors, but they were already beginning to anticipate the end of the rate-hiking cycles.

American Beacon SSI Alternative Income FundSM

Performance Overview

June 30, 2022 (Unaudited)

The Investor Class of the American Beacon SSI Alternative Income Fund (the “Fund”) returned -6.03% for the twelve-month period ending June 30, 2022, underperforming the ICE BofA US 3-Month Treasury Bill Index return of 0.17% for the same period.

Comparison of Changes in Value of a $10,000 Investment for the period 6/30/2012 through 6/30/2022

Total Returns for the Period ended June 30, 2022

	Ticker	1 Year	3 Year	5 Year	10 Year	Value of $10,000 06/30/2012- 06/30/2022
R5 Class (1,2,4)	SSIJX	(5.85)%	3.03%	3.10%	2.52%	$12,822
Y Class (1,4)	PSCIX	(5.85)%	2.98%	3.07%	2.50%	$12,803
Investor Class (1,4)	PSCAX	(6.03)%	2.73%	2.80%	2.26%	$12,499

ICE BofA US 3-Month Treasury Bill Index (3)		0.17%	0.63%	1.11%	0.64%	$10,659

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of fees charged to the Investor Class of the Fund was waived from Fund inception to 2014, recovered in 2015, and waived in 2016 and 2019 through 2022. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect. A portion of fees charged to the Y Class of the Fund was waived from Fund inception to 2014, recovered in 2015, and waived in 2016 and 2019 through 2022. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect.

2.

Fund performance for the five-year and ten-year periods represents the total returns achieved by the Y Class from 6/30/2012 up to 5/17/2019, the inception date of the R5 Class. Expenses of the R5 Class are lower than those of the Y Class. As a result, total returns shown may be lower than they would have been had the R5 Class been in existence since 6/30/2012. A portion of fees charged to the R5 Class of the Fund was waived from R5 Class inception (May 17, 2019) to 2021. Performance prior to waiving fees was lower than actual returns shown.

American Beacon SSI Alternative Income FundSM

Performance Overview

June 30, 2022 (Unaudited)

3.

ICE BofA US 3-Month Treasury Bill Index is an index of U.S. Treasury securities maturing in less than 3 months that assumes reinvestment of all income and is intended to track the daily performance of 3-month U.S. Treasury bills. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, and Investor Class shares were 1.95%, 2.02% and 2.34%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Fixed-income markets struggled with rising interest rates and widening credit spreads in the latter half of the period leading to negative returns across nearly all segments. While 2021 ended on a positive note with investors hopeful and inflation rising only moderately, 2022 had a different tone as the Federal Reserve Bank (the “Fed”) pivoted to a more aggressive stance on stubbornly high inflation, and equity markets rolled over in anticipation of higher yields and a slowing economy. Shortly thereafter, Russia invaded Ukraine sending further inflationary shocks through the system, and China imposed regional COVID-19 lockdowns which strained already fragile supply chains.

Weak credit markets weighed on returns from convertible bonds. Even though the Fund hedges the equity exposure in its convertibles, which benefitted the Fund as equity prices declined, credit spread widening impacted the underlying bonds sending prices lower. Likewise, while the Fund’s duration was relatively low and protected against rising interest rates, yields across the entire curve rose rapidly leading to negative returns for most fixed-rate bonds. The Fund’s credit quality was higher than that of the high-yield bond market, and its duration was lower which helped to protect it from the broader market moves. The Fund focuses on companies with positive cash flows, relatively low debt levels and favorable business trends, which outperformed during the sell-off in risk assets. The Bloomberg U.S. Aggregate Index returned -10.29% for the period. High-yield bonds in the ICE BofA U.S. High Yield Index returned -12.66% and the floating-rate bank loan segment returned -2.67%, according to the Credit Suisse Leveraged Loan Index.

The Fund’s overweight position in Technology adversely affected performance, despite its higher quality, as the sector was under pressure from rising rates and a reassessment of future profitability. Companies with the highest growth rates and valuations suffered the most, leading to a contagion affect across the sector. However, high volatility also allowed the Fund to profit from its convertible hedging strategy and generate gains from hedge-ratio adjustments. Likewise, the Fund’s option-selling strategies benefitted from higher volatility as well. Lastly, the higher Federal Funds rate will begin to generate more income on the Fund’s proceeds from equity short positions. The Fund’s returns were diversified across issuers with no individual position having a significant impact on performance. Financials, Information Technology, and Health Care were the largest sector exposures. At period end, convertible bond valuations were on the cheaper side of the spectrum, relative to historical trends, and presented attractive opportunity for investment.

The Fund seeks to offer positive absolute returns regardless of the market environment by purchasing convertible bonds and convertible preferred stocks and hedging the underlying equity exposure. The sources of return include coupon income from the long convertible positions, interest income from the short positions, capital gains from convertibles moving toward fair value, and net capital gains from hedge ratio trading profits created by stock price volatility. This team-based process has remained consistent since the strategy’s inception.

American Beacon SSI Alternative Income FundSM

Performance Overview

June 30, 2022 (Unaudited)

Top Ten Holdings (% Net Assets)
ProShares Short 20+ Year Treasury		2.7
PennyMac Corp., 5.500%, Due 11/1/2024		2.0
MFA Financial, Inc., 6.250%, Due 6/15/2024		1.8
Apollo Commercial Real Estate Finance, Inc., 5.375%, Due 10/15/2023		1.7
Granite Point Mortgage Trust, Inc., 5.625%, Due 12/1/2022		1.5
Chegg, Inc., Due 9/1/2026		1.4
NRG Energy, Inc., 2.750%, Due 6/1/2048		1.3
Air Transport Services Group, Inc., 1.125%, Due 10/15/2024		1.2
CryoPort, Inc., 0.750%, Due 12/1/2026		1.2
Two Harbors Investment Corp., 6.250%, Due 1/15/2026		1.2

Total Fund Holdings	116

Industry Allocation (% Equities)
Mortgage Real Estate Investment Trusts (REITs)		33.9
Exchange-Traded Instruments		20.8
Construction & Engineering		8.6
Diversified Financial Services		8.1
Capital Markets		6.3
Software		5.9
Equity Real Estate Investment Trusts (REITs)		5.7
Chemicals		4.8
Electric Utilities		3.7
Machinery		2.2

Industry Allocation (% Fixed-Income)
Software		18.2
REITS		17.7
Internet		10.4
Diversified Financial Services		6.2
Biotechnology		4.8
Commercial Services		4.6
Transportation		3.8
Oil & Gas		3.3
Energy - Alternate Sources		3.0
Leisure Time		2.9
Health Care - Products		2.8
Media		2.1
Pharmaceuticals		2.1
Telecommunications		1.8
Electric		1.7
Retail		1.7
Semiconductors		1.5
Electronics		1.4
Cosmetics/Personal Care		1.3
Airlines		1.2
Home Builders		1.2
Trucking & Leasing		1.2
Food		1.1
Computers		0.9
Lodging		0.9
Real Estate		0.9
Aerospace/Defense		0.7
Machinery - Construction & Mining		0.6

American Beacon TwentyFour Strategic Income FundSM

Performance Overview

June 30, 2022 (Unaudited)

The Investor Class of the American Beacon TwentyFour Strategic Income Fund (the “Fund”) returned -13.94% for the twelve-month period ended June 30, 2022, underperforming the Bloomberg Global Aggregate Index (the “Index”) return of -8.94%.

Comparison of Changes in Value of a $10,000 Investment for the period 4/03/2017 through 6/30/2022

Total Returns for the Period ended June 30, 2022

	Ticker	1 Year	3 Year	5 Year	Since Inception 04/03/2017	Value of $10,000 04/03/2017- 06/30/2022
R5 Class (1,5)	TFGIX	(13.54)%	(0.10)%	2.05%	2.45%	$11,352
Y Class (1,5)	TFGYX	(13.67)%	(0.17)%	1.97%	2.37%	$11,309
Investor Class (1,5)	TFGPX	(13.94)%	(0.45)%	1.68%	2.07%	$11,136
A Class without Sales Charge (1,2,5)	TFSAX	(13.84)%	(0.44)%	1.80%	2.21%	$11,214
A Class with Sales Charge (1,2,5)	TFSAX	(17.04)%	(1.72)%	1.02%	1.47%	$10,794
C Class without Sales Charge (1,3,5)	TFGCX	(14.52)%	(1.19)%	1.23%	1.67%	$10,907
C Class with Sales Charge (1,3,5)	TFGCX	(15.52)%	(1.19)%	1.23%	1.67%	$10,907

Bloomberg Global Aggregate Index (Hedged to USD) (4)		(8.94)%	(1.13)%	1.16%	1.29%	$10,696
ICE BofA US Dollar 3-Month LIBOR Constant Maturity Index		0.05%	0.80%	1.30%	1.29%	$10,697
Bloomberg Global Aggregate Index (4)		(15.25)%	(3.22)%	(0.55)%	(0.07)%	$9,965

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

2.

Fund performance for the since inception period represents the total returns achieved by the R5 Class from 4/3/2017 up to 10/29/2018, the inception date of the A Class. Expenses of the A Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 4/3/2017. A Class shares have a maximum sales charge of 3.75%.

American Beacon TwentyFour Strategic Income FundSM

Performance Overview

June 30, 2022 (Unaudited)

3.

Fund performance for the since inception period represents the total returns achieved by the R5 Class from 4/03/2017 up to 10/29/2018, the inception date of the C Class. Expenses of the C Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 4/03/2017. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

4.

The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (at a yield equal to the current day fixing rate) and rolled into a new instrument. The Bloomberg Global Aggregate Index tracks the performance of global investment-grade debt, including treasury, government-related, corporate and securitized fixed-rate bonds, denominated in local currencies from developed and emerging markets issuers and hedged back to U.S. Dollars (USD). Securities must have at least one year until final maturity, or average life as applicable, and must meet minimum issue size criteria. One cannot directly invest in an index.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 0.91%, 0.96%, 1.24%, 1.16%, and 1.95%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Rising interest rates took a heavy toll on fixed-income markets resulting in some of the worst returns on record. The ten-year U.S. Treasury Note yield rose from 1.5% to 2.9% during the period, and the Bloomberg U.S. Treasury Index returned -8.9%. Bond markets globally experienced similar trends. A significant portion of the Fund’s underperformance occurred during the month of June 2022 when the fund returned -6.2% as compared to -1.5% for the Index. That month, the credit markets finally capitulated as investors fled fixed-income due to rising interest rates and nascent signs of recession. In the U.S., the Federal Reserve’s (the “Fed”) tightening of monetary policy, through rate hikes and quantitative tightening, had begun to affect consumer spending, housing, and investor appetite for credit risk more broadly. Central banks even indicated that recessions would not deter further rate hikes, if needed, to bring demand back in balance with supply and reduce inflationary pressures.

Shortly after period end, the U.S. reported its second consecutive quarter of negative GDP growth for 2Q’22. Although it may not officially be recognized as a recession, given the strength of the labor market, its anticipation led investors to turn negative on credit risk. The Fund’s holdings in below-investment-grade securities, including European collateralized loan obligations, contingent capital securities from the Banking sector and holdings in emerging market issuers underperformed as investors fled to the safety of government issues. On average, the Fund’s holdings continue to offer attractive yields, relative to the Index, and are not expected to be permanently impaired by the recent disruptions.

The Fund benefitted, however, from its duration position during the month of June, and the full year, as it maintained a very short duration of approximately 3.0 years, as compared to 7.4 years for the Index. Given historic low interest rates following the COVID-19 outbreak and central bankers’ recent well-advertised rate-hiking campaigns, the Fund maintained a defensive posture toward interest rate risk. Near period end though, the Fund slowly began to selectively invest in higher yields available in the markets as rate increases may be approaching their final stages.

The sub-advisor’s investment process incorporates top-down asset allocation and duration management with rigorous bottom-up credit analysis in a highly flexible approach that seeks to take advantage of prevailing market conditions. This team-based process has remained consistent since the Fund’s inception.

American Beacon TwentyFour Strategic Income FundSM

Performance Overview

June 30, 2022 (Unaudited)

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes, 1.875%, Due 2/15/2032		5.8
U.S. Treasury Notes, 2.875%, Due 5/15/2032		5.6
Coventry Building Society, 6.875%, Due 9/18/2024, (5 yr. U.K. Government Bond + 6.111%)		1.3
Pension Insurance Corp. PLC, 7.375%, Due 7/25/2029, (5 yr. U.K. Government Bond + 6.658%)		1.3
Banco Bilbao Vizcaya Argentaria SA, 6.125%, Due 11/16/2027, (5 yr. USD Swap + 3.870%)		1.2
Nationwide Building Society, 10.250%, Due 12/31/2049, Series CCDS		1.2
Phoenix Group Holdings PLC, 5.750%, Due 4/26/2028, (5 yr. U.K. Government Bond + 4.169%)		1.0
UniCredit SpA, 8.000%, Due 6/3/2024, (5 yr. USD Swap + 5.180%)		1.0
Banco de Sabadell SA, 5.750%, Due 3/15/2026, (5 yr. EUR Swap + 6.198%)		0.9
OSB Group PLC, 6.000%, Due 10/7/2026, (5 yr. U.K. Government Bond + 5.393%)		0.9

Total Fund Holdings	225

Industry Allocation (% Fixed Income)
Software		18.2
REITS		17.7
Internet		10.4
Diversified Financial Services		6.2
Biotechnology		4.8
Commercial Services		4.6
Transportation		3.8
Oil & Gas		3.3
Energy - Alternate Sources		3.0
Leisure Time		2.9
Health Care - Products		2.8
Media		2.1
Pharmaceuticals		2.1
Telecommunications		1.8
Electric		1.7
Retail		1.7
Semiconductors		1.5
Electronics		1.4
Cosmetics/Personal Care		1.3
Airlines		1.2
Home Builders		1.2
Trucking & Leasing		1.2
Food		1.1
Computers		0.9
Lodging		0.9
Real Estate		0.9
Aerospace/Defense		0.7
Machinery - Construction & Mining		0.6

American Beacon TwentyFour Strategic Income FundSM

Performance Overview

June 30, 2022 (Unaudited)

Country Allocation (% Investments)
United States	26.6
United Kingdom	22.1
Ireland	11.2
Netherlands	5.5
Spain	4.7
Italy	4.6
France	4.4
Mexico	2.6
Switzerland	2.5
Germany	2.1
Canada	2.0
China/Hong Kong	1.6
Sweden	1.2
Austria	1.1
Cayman Islands	1.1
Chile	0.9
United Arab Emirates	0.9
Denmark	0.7
Australia	0.6
Kuwait	0.6
Republic of Mauritius	0.6
India	0.5
Japan	0.5
British Virgin Islands	0.4
Brazil	0.3
Romania	0.3
Ukraine	0.3
Belgium	0.1

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Performance Overview

June 30, 2022 (Unaudited)

The Y Class of the American Beacon TwentyFour Sustainable Short Term Bond Fund (the “Fund”) returned -5.20% for the twelve-month period ended June 30, 2022, while the ICE BofA 1-3 Year US Corporate Index (the “Index”) returned -4.48% for the same period.

Comparison of Changes in Value of a $100,000 Investment for the period 2/18/2020 through 6/30/2022

Total Returns for the Period ended June 30, 2022

	Ticker	1 year	Since Inception 02/18/2020	Value of $10,000 02/18/2020- 06/30/2022
Y Class (1,5)	TFBYX	(5.20)%	(0.63)%	$98,515
A Class without Sales Charge (1,2,5)	TFBAX	(5.43)%	(0.90)%	$97,886
A Class with Sales Charge (1,2,5)	TFBAX	(7.83)%	(1.97)%	$95,405
C Class without Sales Charge (1,3,5)	TFBCX	(6.15)%	(1.67)%	$96,096
C Class with Sales Charge (1,3,5)	TFBCX	(7.15)%	(1.67)%	$96,096
R6 Class (1,5)	TFBRX	(5.06)%	(0.49)%	$98,844

ICE BofA 1-3 Year US Corporate Index (4)		(4.48)%	(0.34)%	$99,209

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

2.	A Class shares have a maximum sales charge of 2.50%.

3.	The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

4.

The ICE BofA 1-3 Year US Corporate Index is an unmanaged index that tracks the performance of the U.S. dollar-denominated investment-grade public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year but less than three years remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $150 million. One cannot directly invest in an index.

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Performance Overview

June 30, 2022 (Unaudited)

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Y, A, C, and R6 Class shares were 4.65%, 5.33%, 6.04%, and 4.44%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Rising interest rates took a heavy toll on fixed-income markets resulting in some of the worst returns on record. The U.S. Federal Reserve (the “Fed”) raised the upper limit on the Federal Funds Rate from 0.25% to 1.75% during the period, and the Bloomberg 1-3 Year U.S. Treasury Index returned -3.5%. Bond markets globally experienced similar trends.

A significant portion of the Fund’s underperformance occurred during the month of June 2022 when the fund returned -2.1% as compared to -0.9% for the Index. That month, the credit markets finally capitulated as investors fled fixed-income due to rising interest rates and nascent signs of recession. In the U.S., the Feds tightening of monetary policy, through rate hikes and quantitative tightening, had begun to affect consumer spending, housing, and investor appetite for credit risk more broadly. Central banks even indicated that recessions would not deter further rate hikes, if needed, to bring demand back in balance with supply and reduce inflationary pressures.

Shortly after period end, the U.S. reported its second consecutive quarter of negative GDP growth for the second quarter. Although it may not officially be recognized as a recession, given the strength of the labor market, its anticipation led investors to turn negative on credit risk. The Fund’s holdings in below-investment-grade securities, including contingent capital securities from the Banking sector, subordinated insurance bonds, and traditional high-yield, underperformed as investors fled to the safety of government issues. On average, the Fund’s holdings remained investment grade credit quality, they continued to offer attractive yields, relative to the Index, and are not expected to be permanently impaired by the recent disruptions.

The Fund benefitted, however, from its short duration of approximately 1.5 years, as compared to 1.9 years for the Index, as interest rates rose. Given historic low yields and central bankers’ well-advertised intentions to hike rates, the Fund pivoted to a defensive posture toward interest rate risk in early 2022. Near period end though, the Fund slowly began to invest selectively in higher yields as rate increases, while not ending soon, appeared to be approaching their final stages.

The sub-advisor’s investment process incorporates top-down asset allocation and duration management with rigorous bottom-up credit analysis in a highly flexible approach that seeks to take advantage of prevailing market conditions. This team-based process has remained consistent since the Fund’s inception.

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Performance Overview

June 30, 2022 (Unaudited)

Top Ten Holdings (% Net Assets)
U.S. Treasury Bills, 0.904%, Due 9/15/2022		5.1
U.S. Treasury Notes, 2.500%, Due 5/31/2024		5.1
Castell PLC, 1.820%, Due 11/25/2053, 2021 1 A, (Sterling Overnight Index Average + 0.850%)		2.1
GSK Consumer Healthcare Capital U.S. LLC, 3.024%, Due 3/24/2024		1.7
Rothesay Life PLC, 8.000%, Due 10/30/2025		1.7
Tower Bridge Funding PLC, 2.616%, Due 7/21/2064, 2021 1 D, (Sterling Overnight Index Average + 2.150%)		1.7
Scottish Widows Ltd., 5.500%, Due 6/16/2023		1.7
Coventry Building Society, 6.875%, Due 9/18/2024, (5 yr. U.K. Government Bond + 6.111%)		1.6
Nationwide Building Society, 5.875%, Due 12/20/2024, (5 yr. U.K. Government Bond + 5.390%)		1.6
NatWest Group PLC, 3.622%, Due 8/14/2030, (5 yr. U.K. Government Bond + 3.550%)		1.6

Total Fund Holdings	77

Sector Allocation (% Fixed Income)
Financial		46.9
U.S. Treasury Obligations		11.4
Collateralized Mortgage Obligations		9.1
Utilities		8.8
Communications		7.1
Consumer, Non-Cyclical		5.4
Consumer, Cyclical		4.5
Industrial		4.0
Technology		1.9
Foreign Sovereign Obligations		0.9

Inudstry Allocation (% Fixed Income)
Banks		18.9
Insurance		18.6
U.S. Treasury Obligations		11.4
Collateralized Mortgage Obligations		9.1
Electric		7.0
Telecommunications		6.7
Savings & Loans		4.4
Real Estate		2.9
Distribution/Wholesale		2.1
Cosmetics/Personal Care		1.9
Software		1.9
Transportation		1.8
Entertainment		1.5
Food		1.3
Hand/Machine Tools		1.3
Diversified Financial Services		1.2
Commercial Services		1.1
Health Care - Services		1.1
Auto Parts & Equipment		0.9
Foreign Sovereign Obligations		0.9
Gas		0.9
Miscellaneous Manufacturing		0.9
REITS		0.9
Water		0.9
Media		0.4

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Performance Overview

June 30, 2022 (Unaudited)

Country Allocation (% Investments)
United Kingdom	56.9
United States	20.3
France	5.4
Netherlands	4.0
Spain	3.9
Italy	1.6
Denmark	1.5
Japan	1.5
Germany	1.3
China/Hong Kong	1.1
Sweden	0.9
Austria	0.8
Norway	0.8

American Beacon FundsSM

Expense Examples

June 30, 2022 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2022 through June 30, 2022.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

June 30, 2022 (Unaudited)

American Beacon SSI Alternative Income Fund

	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Expenses Paid During Period 1/1/2022-6/30/2022*
R5 Class
Actual	$1,000.00	$930.90	$7.23
Hypothetical**	$1,000.00	$1,017.31	$7.55
Y Class
Actual	$1,000.00	$931.80	$7.47
Hypothetical**	$1,000.00	$1,017.06	$7.80
Investor Class
Actual	$1,000.00	$930.90	$8.19
Hypothetical**	$1,000.00	$1,016.32	$8.55

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.51%, 1.56%, and 1.71% for the R5, Y, and Investor Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon TwentyFour Strategic Income Fund

	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Expenses Paid During Period 1/1/2022-6/30/2022*
R5 Class
Actual	$1,000.00	$864.00	$3.33
Hypothetical**	$1,000.00	$1,021.22	$3.61
Y Class
Actual	$1,000.00	$863.60	$3.70
Hypothetical**	$1,000.00	$1,020.83	$4.01
Investor Class
Actual	$1,000.00	$863.20	$5.04
Hypothetical**	$1,000.00	$1,019.39	$5.46
A Class
Actual	$1,000.00	$862.90	$4.62
Hypothetical**	$1,000.00	$1,019.84	$5.01
C Class
Actual	$1,000.00	$859.50	$8.35
Hypothetical**	$1,000.00	$1,015.82	$9.05

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.72%, 0.80%, 1.09%, 1.00%, and 1.81% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon TwentyFour Sustainable Short Term Bond Fund

	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Expenses Paid During Period 1/1/2022-6/30/2022*
Y Class
Actual	$1,000.00	$952.10	$2.76
Hypothetical**	$1,000.00	$1,021.97	$2.86
A Class
Actual	$1,000.00	$952.00	$4.21
Hypothetical**	$1,000.00	$1,020.48	$4.36
C Class
Actual	$1,000.00	$948.20	$7.83
Hypothetical**	$1,000.00	$1,016.76	$8.10
R6 Class
Actual	$1,000.00	$953.40	$2.28
Hypothetical**	$1,000.00	$1,022.46	$2.36

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.57%, 0.87%, 1.62%, and 0.47% for the Y, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon SSI Alternative Income Fund, American Beacon TwentyFour Sustainable Short Term Bond Fund and American Beacon TwentyFour Strategic Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon SSI Alternative Income Fund, American Beacon TwentyFour Sustainable Short Term Bond Fund (formerly American Beacon TwentyFour Short Term Bond Fund) and American Beacon TwentyFour Strategic Income Fund (three of the funds constituting American Beacon Funds, hereafter collectively referred to as the “Funds”) as of June 30, 2022, the related statements of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

The financial statements of American Beacon SSI Alternative Income Fund as of March 31, 2019 and for the year ended March 31, 2019 and the financial highlights for each of the periods ended on or prior to March 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 24, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

August 26, 2022

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2022

	Shares	Fair Value

SECURITIES HELD LONG - 96.05%

CONVERTIBLE PREFERRED STOCKS - 4.69%

Financials - 1.26%

Capital Markets - 0.80%
Cowen, Inc., Series AA	930	$1,040,363

Diversified Financial Services - 0.46%
Ready Capital Corp., 7.000%, Due 08/15/2023	24,242	605,080

Total Financials		1,645,443

Industrials - 0.28%

Machinery - 0.28%
RBC Bearings, Inc., Series A, 5.000%, Due 10/15/2024	3,847	366,196

Information Technology - 0.75%

Software - 0.75%
NCR Corp., Series A, 5.500%, PIK (In-kind rate 5.500%)A	767	973,323

Materials - 0.62%

Chemicals - 0.62%
Lyondellbasell Advanced Polymers, Inc.A	1,026	805,410

Real Estate - 1.30%

Diversified Financial Services - 0.57%
AMG Capital Trust II, 5.150%, Due 10/15/2037B	15,520	741,391

Equity Real Estate Investment Trusts (REITs) - 0.73%
New York Community Capital Trust V, 6.000%, Due 11/1/2051	20,409	943,392

Total Real Estate		1,684,783

Utilities - 0.48%

Electric Utilities - 0.48%
Algonquin Power & Utilities Corp., 7.750%, Due 06/15/2024	14,183	620,648

Total Convertible Preferred Stocks (Cost $6,754,751)		6,095,803

PREFERRED STOCKS - 5.43%

Financials - 4.33%

Mortgage Real Estate Investment Trusts (REITs) - 4.33%
AGNC Investment Corp., Series F, 6.125%, (3 mo. USD LIBOR + 4.697%)A C	27,357	552,611
Arbor Realty Trust, Inc., Series F, 6.250%, (Secured Overnight Financing Rate + 5.440%)A C	53,940	1,105,231
Chimera Investment Corp., Series B, 8.000%, (3 mo. USD LIBOR + 5.791%)A C	31,429	672,266
Granite Point Mortgage Trust, Inc., Series A, 7.000%, (Secured Overnight Financing Rate + 5.830%)A C	36,031	746,923
MFA Financial, Inc., Series C, 6.500%, (3 mo. USD LIBOR + 5.345%)A C	56,098	1,032,203
New Residential Investment Corp., Series C, 6.375%, (3 mo. USD LIBOR + 4.969%)A C	54,569	1,062,459
New York Mortgage Trust, Inc., Series F, 6.875%, (Secured Overnight Financing Rate + 6.130%)A C	23,304	465,614

		5,637,307

Total Financials		5,637,307

Industrials - 1.10%
Fluor Corp.A	1,210	1,426,953

Total Preferred Stocks (Cost $8,031,881)		7,064,260

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2022

	Principal Amount	Fair Value

SECURITIES HELD LONG - 96.05% (continued)

CONVERTIBLE OBLIGATIONS - 75.32%

Communications - 10.91%

Internet - 7.96%
Etsy, Inc., 0.250%, Due 6/15/2028	$904,000	$662,180
Groupon, Inc., 1.125%, Due 3/15/2026B	695,000	439,588
Liberty TripAdvisor Holdings, Inc., 0.500%, Due 6/30/2051D E	2,075,000	1,309,325
Magnite, Inc., 0.250%, Due 3/15/2026	1,949,000	1,413,025
Perficient, Inc., 0.125%, Due 11/15/2026B D	1,117,000	904,262
Q2 Holdings, Inc., 0.125%, Due 11/15/2025B	1,427,000	1,139,460
Snap, Inc., Due 5/1/2027B F	1,294,000	896,095
Spotify USA, Inc., Due 3/15/2026B F	1,332,000	1,050,948
Upwork, Inc., 0.250%, Due 8/15/2026B D	1,827,000	1,393,087
Zillow Group, Inc., 2.750%, Due 5/15/2025B	1,211,000	1,140,762

		10,348,732

Media - 1.60%
Cable One, Inc., 1.125%, Due 3/15/2028B	1,432,000	1,200,016
DISH Network Corp., 3.375%, Due 8/15/2026B	1,297,000	876,124

		2,076,140

Telecommunications - 1.35%
DigitalBridge Group, Inc., 5.000%, Due 4/15/2023	746,000	732,951
Infinera Corp., 2.125%, Due 9/1/2024B	1,125,000	1,029,937

		1,762,888

Total Communications		14,187,760

Consumer, Cyclical - 6.07%

Airlines - 0.93%
Southwest Airlines Co., 1.250%, Due 5/1/2025B	530,000	624,075
Spirit Airlines, Inc., 1.000%, Due 5/15/2026B	653,000	588,680

		1,212,755

Home Builders - 0.90%
Winnebago Industries, Inc., 1.500%, Due 4/1/2025B	1,147,000	1,174,241

Leisure Time - 2.22%
Callaway Golf Co., 2.750%, Due 5/1/2026B	572,000	766,122
NCL Corp. Ltd., 2.500%, Due 2/15/2027B D	932,000	640,750
Royal Caribbean Cruises Ltd., 4.250%, Due 6/15/2023B	1,550,000	1,480,250

		2,887,122

Lodging - 0.70%
Marcus Corp., 5.000%, Due 9/15/2025B D	575,000	908,859

Retail - 1.32%
Cheesecake Factory, Inc., 0.375%, Due 6/15/2026B	1,411,000	1,075,888
Patrick Industries, Inc., 1.750%, Due 12/1/2028B D	803,000	642,400

		1,718,288

Total Consumer, Cyclical		7,901,265

Consumer, Non-Cyclical - 12.83%

Biotechnology - 3.65%
Halozyme Therapeutics, Inc., 0.250%, Due 3/1/2027	1,263,000	1,114,191
Innoviva, Inc., 2.125%, Due 1/15/2023B	1,388,000	1,367,874
Insmed, Inc., 0.750%, Due 6/1/2028B	1,632,000	1,357,824
Ligand Pharmaceuticals, Inc., 0.750%, Due 5/15/2023B	945,000	904,838

		4,744,727

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2022

	Principal Amount	Fair Value

SECURITIES HELD LONG - 96.05% (continued)

CONVERTIBLE OBLIGATIONS - 75.32% (continued)

Consumer, Non-Cyclical - 12.83% (continued)

Commercial Services - 3.55%
Chegg, Inc., Due 9/1/2026B F	$2,395,000	$1,768,707
i3 Verticals LLC, 1.000%, Due 2/15/2025B	968,000	912,340
Sabre Global, Inc., 4.000%, Due 4/15/2025B	704,000	723,712
Stride, Inc., 1.125%, Due 9/1/2027B	1,233,000	1,217,588

		4,622,347

Cosemetics/Personal Care - 0.97%
Beauty Health Co., 1.250%, Due 10/1/2026B D	1,570,000	1,260,710

Food - 0.85%
Chefs’ Warehouse, Inc., 1.875%, Due 12/1/2024B	997,000	1,101,685

Health Care - Products - 2.19%
CONMED Corp., 2.250%, Due 6/15/2027D	605,000	564,465
Exact Sciences Corp., 0.375%, Due 3/15/2027B	1,723,000	1,255,636
Haemonetics Corp., Due 3/1/2026F	1,307,000	1,022,758

		2,842,859

Pharmaceuticals - 1.62%
Coherus Biosciences, Inc., 1.500%, Due 4/15/2026B	1,110,000	723,720
Jazz Investments I Ltd., 1.500%, Due 8/15/2024B	1,398,000	1,383,146

		2,106,866

Total Consumer, Non-Cyclical		16,679,194

Energy - 4.82%

Energy - Alternate Sources - 2.31%
Array Technologies, Inc., 1.000%, Due 12/1/2028B D	1,488,000	1,044,576
Enphase Energy, Inc., Due 3/1/2028B F	1,281,000	1,271,393
Sunnova Energy International, Inc., 0.250%, Due 12/1/2026B	880,000	685,080

		3,001,049

Oil & Gas - 2.51%
Centennial Resource Production LLC, 3.250%, Due 4/1/2028B	1,136,000	1,412,900
Helix Energy Solutions Group, Inc.,
4.125%, Due 9/15/2023B	412,000	386,507
6.750%, Due 2/15/2026B	588,000	562,128
Pioneer Natural Resources Co., 0.250%, Due 5/15/2025	418,000	903,716

		3,265,251

Total Energy		6,266,300

Financial - 18.09%

Diversified Financial Services - 3.78%
LendingTree, Inc., 0.500%, Due 7/15/2025B	1,805,000	1,216,570
PRA Group, Inc., 3.500%, Due 6/1/2023B	973,000	978,473
SoFi Technologies, Inc., Due 10/15/2026B D F	1,260,000	822,780
Upstart Holdings, Inc., 0.250%, Due 8/15/2026B D	1,381,000	771,979
WisdomTree Investments, Inc.,
4.250%, Due 6/15/2023B	898,000	931,114
3.250%, Due 6/15/2026	219,000	198,633

		4,919,549

Real Estate - 0.68%
Realogy Group LLC/Realogy Co.-Issuer Corp., 0.250%, Due 6/15/2026B	1,204,000	875,910

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2022

	Principal Amount	Fair Value

SECURITIES HELD LONG - 96.05% (continued)

CONVERTIBLE OBLIGATIONS - 75.32% (continued)

Financial - 18.09% (continued)

REITS - 13.63%
Apollo Commercial Real Estate Finance, Inc., 5.375%, Due 10/15/2023B	$2,213,000	$2,150,759
Granite Point Mortgage Trust, Inc.,
5.625%, Due 12/1/2022B D	1,928,000	1,903,900
6.375%, Due 10/1/2023B	1,320,000	1,268,916
iStar, Inc., 3.125%, Due 9/15/2022B	399,000	416,706
MFA Financial, Inc., 6.250%, Due 6/15/2024B	2,594,000	2,333,741
Pebblebrook Hotel Trust, 1.750%, Due 12/15/2026B	1,235,000	1,099,768
PennyMac Corp.,
5.500%, Due 11/1/2024B	2,681,000	2,590,516
5.500%, Due 3/15/2026	827,000	720,565
Redwood Trust, Inc.,
5.625%, Due 7/15/2024B	1,652,000	1,478,510
7.750%, Due 6/15/2027D	400,000	350,400
RWT Holdings, Inc., 5.750%, Due 10/1/2025B	719,000	635,866
Summit Hotel Properties, Inc., 1.500%, Due 2/15/2026B	1,473,000	1,244,685
Two Harbors Investment Corp., 6.250%, Due 1/15/2026B	1,712,000	1,529,225

		17,723,557

Total Financial		23,519,016

Industrial - 5.40%

Aerospace/Defense - 0.52%
Kaman Corp., 3.250%, Due 5/1/2024B	719,000	672,265

Electronics - 1.09%
II-VI, Inc., 0.250%, Due 9/1/2022B	536,000	594,692
OSI Systems, Inc., 1.250%, Due 9/1/2022B	825,000	823,762

		1,418,454

Machinery - Construction & Mining - 0.46%
Bloom Energy Corp., 2.500%, Due 8/15/2025B	488,000	603,607

Transportation - 2.38%
Air Transport Services Group, Inc., 1.125%, Due 10/15/2024B	1,403,000	1,514,539
CryoPort, Inc., 0.750%, Due 12/1/2026B D	2,048,000	1,582,080

		3,096,619

Trucking & Leasing - 0.95%
Greenbrier Cos., Inc., 2.875%, Due 4/15/2028B	1,330,000	1,236,900

Total Industrial		7,027,845

Technology - 15.86%

Computers - 0.72%
Lumentum Holdings, Inc., 0.500%, Due 12/15/2026B	411,000	421,028
Mitek Systems, Inc., 0.750%, Due 2/1/2026B	621,000	514,809

		935,837

Semiconductors - 1.18%
Impinj, Inc., 1.125%, Due 5/15/2027B D	753,000	625,623
MACOM Technology Solutions Holdings, Inc., 0.250%, Due 3/15/2026B	735,000	639,450
Wolfspeed, Inc., 0.250%, Due 2/15/2028B D	316,000	262,280

		1,527,353

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2022

	Principal Amount	Fair Value

SECURITIES HELD LONG - 96.05% (continued)

CONVERTIBLE OBLIGATIONS - 75.32% (continued)

Technology - 15.86% (continued)

Software - 13.96%
8x8, Inc., 0.500%, Due 2/1/2024B	$1,084,000	$918,639
Bandwidth, Inc., 0.500%, Due 4/1/2028B	1,254,000	742,368
Bentley Systems, Inc., 0.375%, Due 7/1/2027B D	1,165,000	902,875
BigCommerce Holdings, Inc., 0.250%, Due 10/1/2026B D	1,414,000	972,125
Blackline, Inc., Due 3/15/2026F	1,065,000	843,480
Ceridian HCM Holding, Inc., 0.250%, Due 3/15/2026	1,645,000	1,297,082
DigitalOcean Holdings, Inc., Due 12/1/2026B D F	1,510,000	1,127,819
Envestnet, Inc., 0.750%, Due 8/15/2025B	1,164,000	992,892
Everbridge, Inc., 0.125%, Due 12/15/2024B	854,000	742,480
LivePerson, Inc., Due 12/15/2026B F	1,513,000	1,087,390
New Relic, Inc., 0.500%, Due 5/1/2023B	1,277,000	1,234,221
Progress Software Corp., 1.000%, Due 4/15/2026B	1,186,000	1,145,083
RingCentral, Inc., Due 3/1/2025F	1,644,000	1,343,970
Splunk, Inc., 1.125%, Due 6/15/2027B	948,000	782,100
Unity Software, Inc., Due 11/15/2026B D F	1,506,000	1,106,910
Verint Systems, Inc., 0.250%, Due 4/15/2026B	1,330,000	1,213,625
Workiva, Inc., 1.125%, Due 8/15/2026B	692,000	747,360
Ziff Davis, Inc., 1.750%, Due 11/1/2026B D	994,000	957,719

		18,158,138

Total Technology		20,621,328

Utilities - 1.34%

Electric - 1.34%
NRG Energy, Inc., 2.750%, Due 6/1/2048B E	1,623,000	1,742,290

Total Convertible Obligations (Cost $111,611,097)		97,944,998

FOREIGN CONVERTIBLE OBLIGATIONS - 1.48%

Financial - 0.95%

Financial Services - 0.95%
Encore Capital Europe Finance Ltd., 4.500%, Due 9/1/2023B	894,000	1,232,826

Industrial - 0.53%

Transportation - 0.53%
SFL Corp. Ltd., 4.875%, Due 5/1/2023B	693,000	684,338

Total Foreign Convertible Obligations (Cost $1,604,820)		1,917,164

	Shares

EXCHANGE-TRADED INSTRUMENTS - 2.67% (Cost $3,394,051)

Exchange-Traded Funds - 2.67%
ProShares Short 20+ Year TreasuryG	172,866	3,465,963

SHORT-TERM INVESTMENTS - 6.46% (Cost $8,405,280)

Investment Companies - 6.46%
American Beacon U.S. Government Money Market Select Fund, 1.14%H I	8,405,280	8,405,280

Total Securities Held Long (Cost $139,801,880)		124,893,468

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2022

	Shares	Fair Value

SECURITIES SOLD SHORT - (20.27%)

COMMON STOCKS - (20.27%)

Communication Services - (1.41%)

Diversified Telecommunication Services - (0.03%)
Bandwidth, Inc., Class AG	(1,755)	$(33,029)

Entertainment - (0.55%)
Marcus Corp.G	(45,425)	(670,928)
Spotify Technology SAG	(411)	(38,564)

		(709,492)

Interactive Media & Services - (0.45%)
Snap, Inc., Class AG	(5,089)	(66,819)
TripAdvisor, Inc.G	(7,055)	(125,579)
Ziff Davis, Inc.G	(5,301)	(395,083)

		(587,481)

Media - (0.38%)
Cable One, Inc.	(264)	(340,381)
DISH Network Corp., Class AG	(6,694)	(120,023)
Magnite, Inc.G	(4,547)	(40,377)

		(500,781)

Total Communication Services		(1,830,783)

Consumer Discretionary - (2.03%)

Auto Components - (0.16%)
Patrick Industries, Inc.	(4,015)	(208,138)

Automobiles - (0.36%)
Winnebago Industries, Inc.	(9,744)	(473,169)

Diversified Consumer Services - (0.55%)
Chegg, Inc.G	(5,382)	(101,074)
Stride, Inc.G	(15,165)	(618,580)

		(719,654)

Hotels, Restaurants & Leisure - (0.41%)
Cheesecake Factory, Inc.	(7,225)	(190,884)
Norwegian Cruise Line Holdings Ltd.G	(14,446)	(160,640)
Royal Caribbean Cruises Ltd.G	(5,387)	(188,060)

		(539,584)

Internet & Direct Marketing Retail - (0.12%)
Etsy, Inc.G	(1,808)	(132,364)
Groupon, Inc.G	(1,824)	(20,611)

		(152,975)

Leisure Products - (0.43%)
Callaway Golf Co.G	(27,141)	(553,676)

Total Consumer Discretionary		(2,647,196)

Consumer Staples - (0.62%)

Food & Staples Retailing - (0.39%)
Chefs’ Warehouse, Inc.G	(13,160)	(511,793)

Personal Products - (0.23%)
Beauty Health Co.G	(22,734)	(292,359)

Total Consumer Staples		(804,152)

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2022

	Shares	Fair Value

SECURITIES SOLD SHORT - (20.27%) (continued)

COMMON STOCKS - (20.27%) (continued)

Energy - (1.45%)

Energy Equipment & Services - (0.11%)
Helix Energy Solutions Group, Inc.G	(43,320)	$(134,292)

Oil, Gas & Consumable Fuels - (1.34%)
Centennial Resource Development, Inc., Class AG	(144,583)	(864,606)
Pioneer Natural Resources Co.	(3,532)	(787,919)
SFL Corp. Ltd.	(9,900)	(93,951)

		(1,746,476)

Total Energy		(1,880,768)

Financials - (1.98%)

Capital Markets - (0.89%)
Affiliated Managers Group, Inc.	(797)	(92,930)
Cowen, Inc., Class A	(25,315)	(599,712)
WisdomTree Investments, Inc.	(91,342)	(463,104)

		(1,155,746)

Consumer Finance - (1.09%)
Encore Capital Group, Inc.G	(17,125)	(989,311)
LendingTree, Inc.G	(401)	(17,572)
PRA Group, Inc.G	(7,573)	(275,354)
SoFi Technologies, Inc.G	(17,892)	(94,291)
Upstart Holdings, Inc.G	(1,519)	(48,031)

		(1,424,559)

Total Financials		(2,580,305)

Health Care - (1.87%)

Biotechnology - (1.09%)
Coherus Biosciences, Inc.G	(31,701)	(229,515)
Exact Sciences Corp.G	(5,863)	(230,943)
Halozyme Therapeutics, Inc.G	(7,883)	(346,852)
Insmed, Inc.G	(29,986)	(591,324)
Ligand Pharmaceuticals, Inc.G	(189)	(16,863)

		(1,415,497)

Health Care Equipment & Supplies - (0.35%)
CONMED Corp.	(2,097)	(200,809)
CryoPort, Inc.G	(4,527)	(140,246)
Haemonetics Corp.G	(1,851)	(120,648)

		(461,703)

Pharmaceuticals - (0.43%)
Innoviva, Inc.G	(13,987)	(206,448)
Jazz Pharmaceuticals PLCG	(2,237)	(348,995)

		(555,443)

Total Health Care		(2,432,643)

Industrials - (3.22%)

Aerospace & Defense - (0.07%)
Kaman Corp.	(2,770)	(86,562)

Air Freight & Logistics - (0.62%)
Air Transport Services Group, Inc.G	(28,060)	(806,164)

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2022

	Shares	Fair Value

SECURITIES SOLD SHORT - (20.27%) (continued)

COMMON STOCKS - (20.27%) (continued)

Industrials - (3.22%) (continued)

Airlines - (0.37%)
Southwest Airlines Co.G	(9,751)	$(352,206)
Spirit Airlines, Inc.G	(5,343)	(127,377)

		(479,583)

Construction & Engineering - (0.81%)
Fluor Corp.G	(43,516)	(1,059,179)

Electrical Equipment - (0.61%)
Array Technologies, Inc.G	(40,389)	(444,683)
Bloom Energy Corp., Class AG	(20,886)	(344,619)

		(789,302)

Machinery - (0.60%)
Greenbrier Cos., Inc.	(14,509)	(522,179)
RBC Bearings, Inc.G	(1,421)	(262,814)

		(784,993)

Professional Services - (0.14%)
Upwork, Inc.G	(8,598)	(177,807)

Total Industrials		(4,183,590)

Information Technology - (5.05%)

Communications Equipment - (0.35%)
Infinera Corp.G	(46,125)	(247,230)
Lumentum Holdings, Inc.G	(2,671)	(212,131)

		(459,361)

Electronic Equipment, Instruments & Components - (0.37%)
II-VI, Inc.G	(8,892)	(453,047)
OSI Systems, Inc.G	(367)	(31,357)

		(484,404)

IT Services - (0.78%)
BigCommerce Holdings, Inc., Series 1G	(4,855)	(78,651)
DigitalOcean Holdings, Inc.G	(1,941)	(80,280)
I3 Verticals, Inc., Class AG	(8,677)	(217,099)
Perficient, Inc.G	(2,631)	(241,236)
Sabre Corp.G	(67,182)	(391,671)

		(1,008,937)

Semiconductors & Semiconductor Equipment - (0.85%)
Enphase Energy, Inc.G	(2,903)	(566,782)
Impinj, Inc.G	(3,765)	(220,893)
MACOM Technology Solutions Holdings, Inc.G	(4,655)	(214,595)
Wolfspeed, Inc.G	(1,499)	(95,111)

		(1,097,381)

Software - (2.70%)
8x8, Inc.G	(4,336)	(22,330)
Bentley Systems, Inc., Class B	(6,291)	(209,490)
Blackline, Inc.G	(2,130)	(141,858)
Ceridian HCM Holding, Inc.G	(4,524)	(212,990)
Envestnet, Inc.G	(4,377)	(230,974)
Everbridge, Inc.G	(1,708)	(47,636)
LivePerson, Inc.G	(6,485)	(91,698)
Mitek Systems, Inc.G	(16,394)	(151,481)

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2022

	Shares	Fair Value

SECURITIES SOLD SHORT - (20.27%) (continued)

COMMON STOCKS - (20.27%) (continued)

Information Technology - (5.05%) (continued)

Software - (2.70%) (continued)
NCR Corp.G	(16,634)	$(517,484)
New Relic, Inc.G	(1,160)	(58,058)
Progress Software Corp.	(12,291)	(556,782)
Q2 Holdings, Inc.G	(2,568)	(99,048)
RingCentral, Inc., Class AG	(1,161)	(60,674)
Splunk, Inc.G	(1,446)	(127,913)
Unity Software, Inc.G	(1,161)	(42,748)
Verint Systems, Inc.G	(12,817)	(542,800)
Workiva, Inc.G	(6,047)	(399,042)

		(3,513,006)

Total Information Technology		(6,563,089)

Real Estate - (1.38%)

Equity Real Estate Investment Trusts (REITs) - (1.01%)
iStar, Inc.	(17,495)	(239,856)
Pebblebrook Hotel Trust	(33,922)	(562,087)
Summit Hotel Properties, Inc.G	(69,754)	(507,112)

		(1,309,055)

Real Estate Management & Development - (0.37%)
Anywhere Real Estate, Inc.G	(22,073)	(216,978)
Zillow Group, Inc., Class CG	(8,567)	(272,002)

		(488,980)

Total Real Estate		(1,798,035)

Utilities - (1.26%)

Electric Utilities - (0.73%)
NRG Energy, Inc.	(24,822)	(947,456)

Independent Power & Renewable Electricity Producers - (0.22%)
Sunnova Energy International, Inc.G	(15,268)	(281,389)

Multi-Utilities - (0.31%)
Algonquin Power & Utilities Corp.	(30,392)	(408,165)

Total Utilities		(1,637,010)

Total Common Stocks (Proceeds $(32,664,361))		(26,357,571)

Total Securities Sold Short (Proceeds $(32,664,361))		(26,357,571)

TOTAL INVESTMENTS IN SECURITIES (EXCLUDES SECURITIES SOLD SHORT) - 96.05% (Cost $139,801,880)		124,893,468
TOTAL PURCHASED OPTIONS CONTRACTS - 0.60% (Premiums Paid $617,747)		776,640
TOTAL WRITTEN OPTIONS CONTRACTS - (0.32%) (Premiums Received $(355,410))		(410,589)
TOTAL SECURITIES SOLD SHORT - (20.27%) (Proceeds $(32,664,361))		(26,357,571)
OTHER ASSETS, NET OF LIABILITIES - 23.94%		31,131,351

NET ASSETS - 100.00%		$130,033,299

Percentages are stated as a percent of net assets.

A A type of Preferred Stock that has no maturity date.

B This security or a piece thereof is held as segregated collateral. At period end, the value of these securities amounted to $88,126,812 or 67.77% of net assets.

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2022

C Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, SOFR, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on June 30, 2022.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $20,054,924 or 15.42% of net assets. The Fund has no right to demand registration of these securities.

E Callable security.

F Zero coupon bond.

G Non-income producing security.

H The Fund is affiliated by having the same investment advisor.

I 7-day yield.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

PIK - Payment in Kind.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

SOFR - Secured Overnight Financing Rate.

Purchased Options Contracts Open on June 30, 2022:

Exchange-Traded Fund Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - iShares iBoxx High Yield Corporate Bond ETF	NFS	75.00	10/21/2022	USD	1,465	146,500	$414,638	$577,210	$162,572
Put - iShares Preferred & Income Securities ETF	NFS	32.00	10/21/2022	USD	1,813	181,300	203,109	199,430	(3,679)

							$617,747	$776,640	$158,893

Written Options Contracts Open on June 30, 2022:

Equity Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Call - Exact Sciences Corp.	NFS	65.00	7/15/2022	USD	31	3,100	$(34,347)	$(155)	$34,192
Call - II-VI, Inc.	NFS	70.00	7/15/2022	USD	23	2,300	(16,973)	(276)	16,697

							$(51,320)	$(431)	$50,889

Exchange-Traded Fund Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Put - iShares iBoxx High Yield Corporate Bond ETF	NFS	71.00	10/21/2022	USD	1,465	146,500	$(215,308)	$(314,975)	$(99,667)
Put - iShares Preferred & Income Securities ETF	NFS	29.00	10/21/2022	USD	1,813	181,300	(88,782)	(95,183)	(6,401)

							$(304,090)	$(410,158)	$(106,068)

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2022

Glossary:

Currency Abbreviations:
USD	United States Dollar.

Other Abbreviations:
ETF	Exchange-Traded Fund.
NFS	National Financial Service Corp.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2022, the investments were classified as described below:

SSI Alternative Income Fund	Level 1	Level 2	Level 3	Total
Assets
Convertible Preferred Stocks	$620,648	$5,475,155	$-	$6,095,803
Preferred Stocks	3,319,539	3,744,721	-	7,064,260
Convertible Obligations	-	97,944,998	-	97,944,998
Foreign Convertible Obligations	-	1,917,164	-	1,917,164
Exchange-Traded Instruments	3,465,963	-	-	3,465,963
Short-Term Investments	8,405,280	-	-	8,405,280

Total Investments in Securities-Assets	$15,811,430	$109,082,038	$-	$124,893,468

Liabilities
Common Stocks (Sold Short)	$(26,357,571)	$-	$-	$(26,357,571)

Total Investments in Securities - Liabilities	(26,357,571)	-	-	(26,357,571)

Total Investments in Securities	$(10,546,141)	$109,082,038	$-	$98,535,897

Financial Derivative Instruments - Assets
Purchased Options	$776,640	$-	$-	$776,640

Total Financial Derivative Instruments - Assets	$776,640	$-	$-	$776,640

Financial Derivative Instruments - Liabilities
Written Options	$(410,589)	$-	$-	$(410,589)

Total Financial Derivative Instruments - Liabilities	$(410,589)	$-	$-	$(410,589)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended June 30, 2022, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2022

	Principal Amount*		Fair Value

CORPORATE OBLIGATIONS - 13.48%

Basic Materials - 1.29%

Chemicals - 1.29%
Olympus Water U.S. Holding Corp., 4.250%, Due 10/1/2028A		$965,000	$755,837
SCIL IV LLC/SCIL USA Holdings LLC,
4.375%, Due 11/1/2026A	EUR	700,000	593,674
5.375%, Due 11/1/2026A		465,000	372,000
WR Grace Holdings LLC, 5.625%, Due 8/15/2029A		700,000	515,375

			2,236,886

Total Basic Materials			2,236,886

Communications - 1.02%

Advertising - 0.21%
Summer BC Bidco B LLC, 5.500%, Due 10/31/2026A		400,000	358,259

Telecommunications - 0.81%
Consolidated Communications, Inc.,
5.000%, Due 10/1/2028A		435,000	347,726
6.500%, Due 10/1/2028A		200,000	168,300
Lumen Technologies, Inc., 5.375%, Due 6/15/2029A		1,135,000	898,665

			1,414,691

Total Communications			1,772,950

Consumer, Cyclical - 3.85%

Airlines - 1.23%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, Due 4/20/2026A		1,180,000	1,084,166
United Airlines, Inc., 4.375%, Due 4/15/2026A		1,175,000	1,048,688

			2,132,854

Auto Parts & Equipment - 1.90%
American Axle & Manufacturing, Inc.,
6.875%, Due 7/1/2028		961,000	862,790
5.000%, Due 10/1/2029		1,110,000	901,756
Clarios Global LP/Clarios U.S. Finance Co., 8.500%, Due 5/15/2027A		520,000	502,567
Titan International, Inc., 7.000%, Due 4/30/2028		1,095,000	1,028,643

			3,295,756

Home Builders - 0.16%
Shea Homes LP/Shea Homes Funding Corp., 4.750%, Due 2/15/2028A		333,000	267,522

Lodging - 0.56%
Marriott Ownership Resorts, Inc., 4.500%, Due 6/15/2029A		1,160,000	964,747

Total Consumer, Cyclical			6,660,879

Consumer, Non-Cyclical - 2.01%

Commercial Services - 0.58%
NESCO Holdings II, Inc., 5.500%, Due 4/15/2029A		1,190,000	996,625

Cosmetics/Personal Care - 0.89%
Coty, Inc., 3.875%, Due 4/15/2026A	EUR	600,000	554,512
Edgewell Personal Care Co., 5.500%, Due 6/1/2028A		1,090,000	991,791

			1,546,303

Pharmaceuticals - 0.54%
Owens & Minor, Inc., 6.625%, Due 4/1/2030A		140,000	127,573
P&L Development LLC/PLD Finance Corp., 7.750%, Due 11/15/2025A		1,145,000	801,557

			929,130

Total Consumer, Non-Cyclical			3,472,058

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2022

	Principal Amount*		Fair Value

CORPORATE OBLIGATIONS - 13.48% (continued)

Energy - 2.48%

Coal - 0.27%
SunCoke Energy, Inc., 4.875%, Due 6/30/2029A		$595,000	$470,088

Pipelines - 2.21%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
7.875%, Due 5/15/2026A		300,000	299,667
5.750%, Due 1/15/2028A		400,000	364,168
EnLink Midstream LLC,
5.625%, Due 1/15/2028A		424,000	389,140
5.375%, Due 6/1/2029		880,000	770,071
Hess Midstream Operations LP,
5.625%, Due 2/15/2026A		650,000	619,125
5.500%, Due 10/15/2030A		330,000	296,175
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
6.000%, Due 3/1/2027A		600,000	535,500
5.500%, Due 1/15/2028A		650,000	553,475

			3,827,321

Total Energy			4,297,409

Financial - 1.44%

Diversified Financial Services - 1.44%
Burford Capital Global Finance LLC,
6.250%, Due 4/15/2028A		810,000	710,319
6.875%, Due 4/15/2030A		370,000	325,164
Encore Capital Group, Inc.,
4.875%, Due 10/15/2025A	EUR	600,000	605,191
5.375%, Due 2/15/2026A	GBP	300,000	341,909
4.250%, Due 6/1/2028A	GBP	500,000	500,919

			2,483,502

Total Financial			2,483,502

Industrial - 0.74%

Aerospace/Defense - 0.15%
TransDigm, Inc., 5.500%, Due 11/15/2027		300,000	253,875

Trucking & Leasing - 0.59%
Fortress Transportation & Infrastructure Investors LLC, 5.500%, Due 5/1/2028A		1,250,000	1,032,403

Total Industrial			1,286,278

Utilities - 0.65%

Water - 0.65%
Solaris Midstream Holdings LLC, 7.625%, Due 4/1/2026A		1,190,000	1,125,347

Total Corporate Obligations (Cost $27,856,409)			23,335,309

FOREIGN CONVERTIBLE OBLIGATIONS - 0.12% (Cost $235,818)

Financial - 0.12%

Insurance - 0.12%
BNP Paribas Fortis SA, 1.828%, Due 12/29/2049B C D		250,000	214,027

FOREIGN CORPORATE OBLIGATIONS - 57.65%

Basic Materials - 1.32%

Chemicals - 1.32%
INEOS Quattro Finance PLC, 3.750%, Due 7/15/2026A	EUR	800,000	670,638
Lenzing AG, 5.750%, Due 9/7/2025, (5 yr. EUR Swap + 11.208%)B C D	EUR	600,000	599,230

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2022

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 57.65% (continued)

Basic Materials - 1.32% (continued)

Chemicals - 1.32% (continued)
UPL Corp. Ltd., 5.250%, Due 2/27/2025, (5 yr. CMT + 3.865%)B C D		$1,330,000	$1,024,100

			2,293,968

Total Basic Materials			2,293,968

Communications - 3.27%

Advertising - 0.14%
Summer BC Holdco SARL, 9.250%, Due 10/31/2027C	EUR	288,337	232,514

Media - 0.28%
RCS & RDS SA, 3.250%, Due 2/5/2028A	EUR	600,000	491,824

Telecommunications - 2.85%
Altice France SA,
5.500%, Due 1/15/2028A		200,000	158,500
5.500%, Due 10/15/2029A		410,000	313,158
Kenbourne Invest SA,
6.875%, Due 11/26/2024A		900,000	819,000
4.700%, Due 1/22/2028A		200,000	152,484
Network i2i Ltd., 3.975%, Due 3/3/2026, (5 yr. CMT + 3.390%)A B D		1,000,000	834,039
Sable International Finance Ltd., 5.750%, Due 9/7/2027A		261,000	239,233
SoftBank Group Corp., 6.000%, Due 7/19/2023, (5 yr. USD ICE Swap + 4.226%)B C D		1,010,000	898,900
TalkTalk Telecom Group Ltd., 3.875%, Due 2/20/2025C	GBP	516,000	508,783
Telefonica Europe BV, 2.880%, Due 2/24/2028, (6 yr. EUR Swap + 2.866%)B C D	EUR	500,000	402,937
Telesat Canada/Telesat LLC, 6.500%, Due 10/15/2027A		716,000	300,844
Vodafone Group PLC, 7.000%, Due 4/4/2079, (5 yr. USD Swap + 4.873%)D		310,000	302,362

			4,930,240

Total Communications			5,654,578

Consumer, Cyclical - 5.20%

Airlines - 1.06%
Air Canada, 3.875%, Due 8/15/2026A		1,385,000	1,171,558
International Consolidated Airlines Group SA, 3.750%, Due 3/25/2029C	EUR	900,000	665,867

			1,837,425

Auto Manufacturers - 0.52%
Jaguar Land Rover Automotive PLC, 4.500%, Due 7/15/2028A	EUR	600,000	448,860
Volkswagen International Finance NV, 3.875%, Due 6/14/2027, (10 yr. EUR Swap + 3.370%)B C D	EUR	500,000	459,264

			908,124

Distribution/Wholesale - 0.44%
SIG PLC, 5.250%, Due 11/30/2026A	EUR	920,000	770,520

Entertainment - 0.21%
ASR Media & Sponsorship SpA, 5.125%, Due 8/1/2024C	EUR	392,407	366,599

Home Builders - 0.88%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 6.250%, Due 9/15/2027A		514,000	426,078
Empire Communities Corp., 7.000%, Due 12/15/2025A		701,000	553,790
Maison Finco PLC, 6.000%, Due 10/31/2027A	GBP	600,000	535,369

			1,515,237

Leisure Time - 0.35%
Deuce Finco PLC, 5.500%, Due 6/15/2027C	GBP	630,000	607,660

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2022

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 57.65% (continued)

Consumer, Cyclical - 5.20% (continued)

Lodging - 0.44%
Fortune Star BVI Ltd.,
4.350%, Due 5/6/2023C	EUR	100,000	$82,170
5.950%, Due 10/19/2025C		$200,000	124,250
3.950%, Due 10/2/2026C	EUR	900,000	547,030

			753,450

Retail - 1.30%
Constellation Automotive Financing PLC,
4.875%, Due 7/15/2027A	GBP	610,000	582,904
4.875%, Due 7/15/2027C	GBP	200,000	191,116
Mobilux Finance SAS, 4.250%, Due 7/15/2028A	EUR	1,000,000	764,513
Punch Finance PLC,
6.125%, Due 6/30/2026A	GBP	500,000	508,183
6.125%, Due 6/30/2026C	GBP	200,000	203,273

			2,249,989

Total Consumer, Cyclical			9,009,004

Consumer, Non-Cyclical - 3.58%

Agriculture - 0.28%
Kernel Holding SA,
6.750%, Due 10/27/2027C		200,000	87,856
6.750%, Due 10/27/2027A		200,000	87,856
MHP SE, 7.750%, Due 5/10/2024C		600,000	305,280

			480,992

Commercial Services - 1.41%
AA Bond Co. Ltd., 6.500%, Due 1/31/2026A	GBP	800,000	899,828
La Financiere Atalian SASU,
4.000%, Due 5/15/2024C	EUR	500,000	403,461
5.125%, Due 5/15/2025C	EUR	200,000	159,839
RAC Bond Co. PLC, 5.250%, Due 11/4/2046A	GBP	500,000	500,880
Verisure Midholding AB, 5.250%, Due 2/15/2029A	EUR	600,000	477,915

			2,441,923

Food - 1.09%
Bellis Acquisition Co. PLC,
3.250%, Due 2/16/2026A	GBP	350,000	330,193
4.500%, Due 2/16/2026A	GBP	200,000	194,768
Bellis Finco PLC,
4.000%, Due 2/16/2027A	GBP	350,000	293,693
4.000%, Due 2/16/2027C	GBP	400,000	335,650
Casino Guichard Perrachon SA,
6.625%, Due 1/15/2026C	EUR	790,000	600,213
5.250%, Due 4/15/2027C	EUR	200,000	139,948

			1,894,465

Pharmaceuticals - 0.80%
Cheplapharm Arzneimittel GmbH, 5.500%, Due 1/15/2028A		1,025,000	856,380
Gruenenthal GmbH,
3.625%, Due 11/15/2026A	EUR	190,000	179,686
4.125%, Due 5/15/2028A	EUR	390,000	349,439

			1,385,505

Total Consumer, Non-Cyclical			6,202,885

Energy - 2.02%

Energy - Alternate Sources - 0.16%
Inversiones Latin America Power Ltda, 5.125%, Due 6/15/2033A		495,610	283,737

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2022

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 57.65% (continued)

Energy - 2.02% (continued)

Oil & Gas - 1.86%
BP Capital Markets PLC,
3.250%, Due 3/22/2026, (5 yr. EUR Swap + 3.880%)B C D	EUR	200,000	$189,503
4.250%, Due 3/22/2027, (5 yr. U.K. Government Bond + 4.170%)B C D	GBP	395,000	419,681
Guara Norte SARL, 5.198%, Due 6/15/2034A		$561,690	455,480
Petroleos Mexicanos,
6.840%, Due 1/23/2030		860,000	674,025
6.625%, Due 6/15/2035		622,000	424,596
6.625%, Due 6/15/2038		200,000	130,200
Trafigura Funding SA, 5.875%, Due 9/23/2025C		1,000,000	918,880

			3,212,365

Total Energy			3,496,102

Financial - 39.76%

Banks - 21.95%
Abanca Corp. Bancaria SA, 6.000%, Due 1/20/2026, (5 yr. EUR Swap + 6.570%)B C D	EUR	1,000,000	892,130
AIB Group PLC, 6.250%, Due 6/23/2025, (5 yr. EUR Swap + 6.629%)B C D	EUR	1,000,000	974,468
Banco Bilbao Vizcaya Argentaria SA, 6.125%, Due 11/16/2027, (5 yr. USD Swap + 3.870%)B D		2,400,000	2,019,987
Banco de Sabadell SA,
6.125%, Due 11/23/2022, (5 yr. EUR Swap + 6.051%)B C D	EUR	600,000	588,780
5.750%, Due 3/15/2026, (5 yr. EUR Swap + 6.198%)B C D	EUR	1,800,000	1,550,170
Banco Mercantil del Norte SA,
6.750%, Due 9/27/2024, (5 yr. CMT + 4.967%)B C D		400,000	376,404
8.375%, Due 10/14/2030, (10 yr. CMT + 7.760%)B C D		300,000	289,203
Banco Santander SA,
4.375%, Due 1/14/2026, (5 yr. EUR Swap + 4.534%)B C D	EUR	1,000,000	881,274
4.750%, Due 11/12/2026, (5 yr. CMT + 3.753%)B D		800,000	654,153
4.125%, Due 11/12/2027, (5 yr. EUR Swap + 4.311%)B D	EUR	400,000	313,760
Bank of Ireland Group PLC, 7.500%, Due 5/19/2025, (5 yr. EUR Swap + 7.924%)B C D	EUR	1,400,000	1,452,459
Barclays PLC,
6.375%, Due 12/15/2025, (5 yr. U.K. Government Bond + 6.016%)B C D	GBP	1,240,000	1,388,696
4.375%, Due 3/15/2028, (5 yr. CMT + 3.410%)B D		1,530,000	1,173,301
BAWAG Group AG,
5.000%, Due 5/14/2025, (5 yr. EUR Swap + 4.415%)B C D	EUR	400,000	364,619
5.125%, Due 10/1/2025, (5 yr. EUR Swap + 5.546%)B C D	EUR	1,000,000	911,465
BBVA Bancomer SA,
5.125%, Due 1/18/2033, (5 yr. CMT + 2.650%)C D		200,000	169,100
5.875%, Due 9/13/2034, (5 yr. CMT + 4.308%)C D		600,000	528,000
BNP Paribas SA, 6.625%, Due 3/25/2024, (5 yr. USD ICE Swap + 4.149%)B C D		700,000	671,125
CaixaBank SA,
6.750%, Due 6/13/2024, (5 yr. EUR Swap + 6.498%)B C D	EUR	400,000	403,461
5.875%, Due 10/9/2027, (5 yr. EUR Swap + 6.346%)B C D	EUR	400,000	368,354
Credit Agricole SA, 7.500%, Due 6/23/2026, (5 yr. GBP Swap + 4.812%)A B D	GBP	800,000	941,713
Credit Suisse Group AG,
7.500%, Due 7/17/2023, (5 yr. USD Swap + 4.600%)B C D		1,200,000	1,107,000
7.250%, Due 9/12/2025, (5 yr. USD ICE Swap + 4.332%)B C D		220,000	191,147
6.375%, Due 8/21/2026, (5 yr. CMT + 4.822%)A B D		820,000	677,523
Danske Bank AS, 4.375%, Due 5/18/2026, (5 yr. CMT + 3.387%)B C D		1,300,000	1,098,500
Deutsche Pfandbriefbank AG,
5.750%, Due 4/28/2023, (5 yr. EURIBOR ICE Swap + 5.383%)B C D	EUR	400,000	362,867
4.600%, Due 2/22/2027C	EUR	400,000	385,217
Emirates NBD Bank PJSC, 6.125%, Due 4/9/2026, (6 yr. USD CMT Swap + 5.702%)B C D		500,000	498,780
HSBC Holdings PLC, 5.875%, Due 9/28/2026, (5 yr. GBP Swap + 4.276%)B D	GBP	1,319,000	1,457,099
ING Groep NV, 3.875%, Due 5/16/2027, (5 yr. CMT + 2.862%)B D		1,300,000	941,479
Intesa Sanpaolo SpA,
6.250%, Due 5/16/2024, (5 yr. EUR Swap + 5.856%)B C D	EUR	730,000	726,753
7.750%, Due 1/11/2027, (5 yr. EUR Swap + 7.192%)B C D	EUR	850,000	843,993
5.148%, Due 6/10/2030C	GBP	970,000	1,019,794
Investec PLC, 6.750%, Due 12/5/2024, (5 yr. U.K. Government Bond + 5.749%)B C D	GBP	500,000	556,915

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2022

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 57.65% (continued)

Financial - 39.76% (continued)

Banks - 21.95% (continued)
NatWest Group PLC,
5.125%, Due 5/12/2027, (5 yr. U.K. Government Bond + 4.985%)B D	GBP	850,000	$873,951
4.500%, Due 3/31/2028, (5 yr. U.K. Government Bond + 3.992%)B D	GBP	300,000	286,674
NBK Tier Financing Ltd., 4.500%, Due 8/27/2025, (6 yr. USD CMT Swap + 2.832%)B C D		$1,000,000	940,100
Oaknorth Bank PLC, 7.750%, Due 6/1/2028, (5 yr. U.K. Government Bond + 6.851%)C D	GBP	250,000	289,109
Shawbrook Group PLC,
7.875%, Due 12/8/2022, (5 yr. GBP Swap + 6.752%)B C D	GBP	200,000	226,539
9.000%, Due 10/10/2030, (5 yr. U.K. Government Bond + 9.037%)C D	GBP	500,000	616,258
Societe Generale SA, 5.375%, Due 11/18/2030, (5 yr. CMT + 4.514%)A B D		530,000	410,750
Standard Chartered PLC, 4.300%, Due 8/19/2028, (5 Yr. CMT + 3.135%)C D		2,000,000	1,461,829
Stichting AK Rabobank Certificaten, 6.500%, Due 12/29/2049B C D E	EUR	1,248,400	1,268,432
Swedbank AB, 4.000%, Due 3/17/2029, (5 yr. CMT + 2.864%)B C D		600,000	456,600
UBS Group AG,
7.000%, Due 1/31/2024, (5 yr. USD Swap + 4.344%)B C D		400,000	389,649
7.000%, Due 1/31/2024, (5 yr. USD Swap + 4.344%)A B D		700,000	681,886
5.125%, Due 7/29/2026, (5 yr. CMT + 4.855%)B C D		200,000	179,219
UniCredit SpA,
8.000%, Due 6/3/2024, (5 yr. USD Swap + 5.180%)B C D		1,800,000	1,687,500
3.875%, Due 6/3/2027, (5 yr. EURIBOR ICE Swap + 4.081%)B C D	EUR	1,000,000	748,867
Virgin Money UK PLC, 9.250%, Due 6/8/2024, (5 yr. U.K. Government Bond + 8.307%)B C D	GBP	600,000	719,424

			38,016,476

Diversified Financial Services - 4.37%
Bracken MidCo1 PLC, 6.750%, Due 11/1/2027, Cash (6.750%) or PIK (in-kind rate 7.500%)A	GBP	1,000,000	1,037,310
Burford Capital PLC, 5.000%, Due 12/1/2026, Series 0025	GBP	300,000	336,682
Garfunkelux Holdco SA,
6.750%, Due 11/1/2025C	EUR	660,000	613,632
6.750%, Due 11/1/2025A	EUR	140,000	130,164
7.750%, Due 11/1/2025C	GBP	100,000	108,948
Jerrold Finco PLC,
4.875%, Due 1/15/2026A	GBP	250,000	267,198
5.250%, Due 1/15/2027C	GBP	350,000	375,674
Julius Baer Group Ltd., 3.625%, Due 3/23/2028, (5 yr. CMT + 2.539%)B C D		1,340,000	996,625
OSB Group PLC, 6.000%, Due 10/7/2026, (5 yr. U.K. Government Bond + 5.393%)B C D	GBP	1,449,000	1,605,614
Sherwood Financing PLC, 6.000%, Due 11/15/2026A	GBP	1,200,000	1,169,397
Unifin Financiera SAB de CV,
8.375%, Due 1/27/2028A		200,000	130,151
9.875%, Due 1/28/2029A		1,200,000	785,400

			7,556,795

Insurance - 8.81%
Achmea BV, 4.625%, Due 3/24/2029, (5 yr. EURIBOR ICE Swap + 4.780%)B C D	EUR	800,000	697,935
Allianz SE, 3.500%, Due 11/17/2025, (5 yr. CMT + 2.973%)A B D		600,000	494,400
ASR Nederland NV, 4.625%, Due 10/19/2027, (5 yr. EUR Swap + 3.789%)B C D	EUR	750,000	658,244
Athora Netherlands NV, 7.000%, Due 6/19/2025, (5 yr. EUR Swap + 6.463%)B C D	EUR	900,000	888,924
CNP Assurances, 4.750%, Due 6/27/2028, (5 yr. EUR Swap + 3.914%)B C D	EUR	600,000	566,836
Direct Line Insurance Group PLC, 4.750%, Due 12/7/2027, (5 yr. GBP Swap + 3.394%)B C D	GBP	1,160,000	1,080,232
Galaxy Bidco Ltd., 6.500%, Due 7/31/2026C	GBP	410,000	456,670
La Mondiale SAM, 4.375%, Due 4/24/2029, (5 yr. EUR Swap + 4.411%)B C D	EUR	1,500,000	1,361,287
Legal & General Group PLC, 5.625%, Due 3/24/2031, (5 yr. U.K. Government Bond + 5.378%)B C D	GBP	1,000,000	1,027,097
Mutuelle Assurance Des Commercants et Industriels de France et Des Cadres et Sal, 3.500%, Due 12/21/2028, (5 yr. EUR Swap + 3.592%)B C D	EUR	600,000	455,229
Pension Insurance Corp. PLC, 7.375%, Due 7/25/2029, (5 yr. U.K. Government Bond + 6.658%)B D	GBP	1,914,000	2,210,505
Phoenix Group Holdings PLC, 5.750%, Due 4/26/2028, (5 yr. U.K. Government Bond + 4.169%)B C D	GBP	1,700,000	1,764,172
QBE Insurance Group Ltd., 5.250%, Due 5/16/2025, (5 yr. CMT + 3.047%)B C D		1,000,000	933,379
Rothesay Life PLC, 6.875%, Due 9/12/2028, (5 yr. U.K. Government Bond + 5.419%)B C D	GBP	1,000,000	1,140,255
UnipolSai Assicurazioni SpA,
5.750%, Due 6/18/2024, (3 mo. EUR EURIBOR + 5.180%)B C D	EUR	550,000	560,522
6.375%, Due 4/27/2030, (5 yr. EUR Swap + 6.744%)B C D	EUR	1,040,000	953,635

			15,249,322

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2022

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 57.65% (continued)

Financial - 39.76% (continued)

Real Estate - 1.61%
Grand City Properties SA, 1.500%, Due 3/11/2026, (5 yr. EUR Swap + 2.184%)B C D	EUR	600,000	$429,520
Heimstaden AB, 4.250%, Due 3/9/2026C	EUR	800,000	686,887
Heimstaden Bostad AB, 3.375%, Due 1/15/2026, (5 yr. EUR Swap + 3.914%)B C D	EUR	750,000	460,763
MAF Global Securities Ltd.,
5.500%, Due 9/7/2022, (5 yr. USD Swap + 3.476%)B C D		$400,000	399,000
6.375%, Due 3/20/2026, (5 yr. CMT + 3.539%)B C D		600,000	578,820
Neinor Homes SA, 4.500%, Due 10/15/2026A	EUR	280,000	237,910

			2,792,900

Savings & Loans - 3.02%
Coventry Building Society, 6.875%, Due 9/18/2024, (5 yr. U.K. Government Bond + 6.111%)B C D	GBP	1,925,000	2,255,429
Nationwide Building Society,
5.750%, Due 6/20/2027, (5 yr. U.K. Government Bond + 5.625%)B C D	GBP	800,000	869,659
10.250%, Due 12/31/2049, Series CCDSB C F	GBP	1,186,700	2,108,870

			5,233,958

Total Financial			68,849,451

Industrial - 2.22%

Building Materials - 0.49%
Cemex SAB de CV,
5.125%, Due 6/8/2026, (5 yr. CMT + 4.534%)A B D		700,000	593,915
5.125%, Due 6/8/2026, (5 yr. CMT + 4.534%)B C D		300,000	254,535

			848,450

Environmental Control - 0.25%
Verde Bidco SpA, 4.625%, Due 10/1/2026A	EUR	500,000	428,576

Hand/Machine Tools - 0.15%
IMA Industria Macchine Automatiche SpA, 3.750%, Due 1/15/2028A	EUR	325,000	272,559

Packaging & Containers - 0.52%
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co.-Issuer LLC, 6.000%, Due 9/15/2028A B		1,085,000	898,163

Transportation - 0.81%
National Express Group PLC, 4.250%, Due 11/26/2025, (5 yr. U.K. Government Bond + 4.135%)C D	GBP	655,000	719,759
Zenith Finco PLC, 6.500%, Due 6/30/2027A	GBP	700,000	683,529

			1,403,288

Total Industrial			3,851,036

Utilities - 0.28%

Electric - 0.28%
ContourGlobal Power Holdings SA,
3.125%, Due 1/1/2028C	EUR	400,000	324,450
3.125%, Due 1/1/2028A	EUR	200,000	162,225

			486,675

Total Utilities			486,675

Total Foreign Corporate Obligations (Cost $128,843,913)			99,843,699

ASSET-BACKED OBLIGATIONS - 12.70%
Ares European CLO VII DAC, 5.260%, Due 10/15/2030, 7X DR, (3 mo. EUR EURIBOR + 5.260%)C D	EUR	1,250,000	1,040,212
Armada Euro CLO IV DAC, 9.100%, Due 7/15/2033, 4X F, (3 mo. EUR EURIBOR + 9.100%)C D	EUR	700,000	555,082
Aurium CLO III DAC, 3.100%, Due 4/16/2030, 3X D, (3 mo. EUR EURIBOR + 3.100%)C D	EUR	500,000	483,982
BNPP AM Euro CLO DAC, 4.700%, Due 10/15/2031, 2017 1X E, (3 mo. EUR EURIBOR + 4.700%)C D	EUR	500,000	418,245
Carlyle Euro CLO DAC, 5.230%, Due 8/28/2031, 2018 2A D, (3 mo. EUR EURIBOR + 5.230%)A D	EUR	500,000	412,172

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2022

	Principal Amount*		Fair Value

ASSET-BACKED OBLIGATIONS - 12.70% (continued)
Carlyle Global Market Strategies Euro CLO DAC, 4.770%, Due 5/17/2031, 2016 1A DR, (3 mo. EUR EURIBOR + 4.770%)A D	EUR	500,000	$413,801
Contego CLO IX DAC, 6.010%, Due 1/24/2034, 9A E, (3 mo. EUR EURIBOR + 6.010%)A D	EUR	1,750,000	1,397,223
CVC Cordatus Loan Fund X DAC, 6.050%, Due 1/27/2031, 10A F, (3 mo. EUR EURIBOR + 6.050%)A D	EUR	1,000,000	764,663
Dryden 46 Euro CLO DAC, 6.210%, Due 4/15/2034, 2016 46A ER, (3 mo. EUR EURIBOR + 6.210%)A D	EUR	1,400,000	1,097,135
Dryden 56 Euro CLO DAC, 6.450%, Due 1/15/2032, 2017 56A F, (3 mo. EUR EURIBOR + 6.450%)A D	EUR	1,100,000	863,428
Dryden 62 Euro CLO DAC, 4.850%, Due 7/15/2031, 2017 62X E, (3 mo. EUR EURIBOR + 4.850%)C D	EUR	1,000,000	804,837
E-Carat SA, 1.856%, Due 12/20/2028, 10FR E, (1 mo. EUR EURIBOR + 2.350%)C D	EUR	333,338	349,205
Harvest CLO XVII DAC, 3.950%, Due 5/11/2032, 17X DR, (3 mo. EUR EURIBOR + 3.950%)C D	EUR	500,000	465,108
Harvest CLO XXIII DAC, 8.310%, Due 10/20/2032, 23A F, (3 mo. EUR EURIBOR + 8.310%)A D	EUR	1,100,000	828,858
Madison Park Euro Funding IX DAC, 6.110%, Due 7/15/2035, 9A ER, (3 mo. EUR EURIBOR + 6.110%)A D	EUR	1,000,000	785,963
Madison Park Euro Funding XI Designated Activity Co., 4.860%, Due 2/15/2031, 11A EN, (3 mo. EUR EURIBOR + 4.860%)A D	EUR	1,000,000	809,126
Man GLG Euro CLO II DAC, 8.750%, Due 1/15/2030, 2X F, (3 mo. EUR EURIBOR + 8.750%)C D	EUR	200,000	163,436
Milltown Park CLO DAC, 4.820%, Due 1/15/2031, 1X D, (3 mo. EUR EURIBOR + 4.820%)C D	EUR	1,000,000	827,581
Penta CLO DAC,
6.040%, Due 7/25/2036, 2021 9A E, (3 mo. EUR EURIBOR + 6.040%)A D	EUR	1,000,000	787,509
8.740%, Due 7/25/2036, 2021 9A F, (3 mo. EUR EURIBOR + 8.740%)A D	EUR	1,000,000	741,711
Providus CLO II DAC, 5.250%, Due 7/15/2031, 2X E, (3 mo. EUR EURIBOR + 5.250%)C D	EUR	545,000	464,209
Providus CLO VI DAC, 6.110%, Due 5/20/2034, 6A E, (3 mo. EUR EURIBOR + 6.110%)A D	EUR	1,750,000	1,356,044
Rockfield Park CLO DAC, 5.950%, Due 7/16/2034, 1A D, (3 mo. EUR EURIBOR + 5.950%)A D	EUR	1,500,000	1,178,622
RRE 5 Loan Management DAC, 6.350%, Due 1/15/2037, 5A DR, (3 mo. EUR EURIBOR + 6.350%)A D	EUR	1,000,000	818,531
Segovia European CLO DAC, 5.130%, Due 10/18/2031, (3 mo. EUR EURIBOR + 5.130%)A	EUR	1,190,000	945,041
Voya Euro CLO I DAC, 6.410%, Due 10/15/2030, 1X F, (3 mo. EUR EURIBOR + 6.410%)C D	EUR	1,100,000	853,763
Voya Euro CLO III DAC, 7.900%, Due 4/15/2033, 3X F, (3 mo. EUR EURIBOR + 7.900%)C D	EUR	1,300,000	991,450
Voya Euro CLO IV DAC, 6.160%, Due 10/15/2034, 4A ER, (3 mo. EUR EURIBOR + 6.160%)A D	EUR	1,750,000	1,380,347

Total Asset-Backed Obligations (Cost $31,835,398)			21,997,284

U.S. TREASURY OBLIGATIONS - 12.12%
U.S. Treasury Notes,
0.125%, Due 5/31/2023		$1,236,400	1,205,732
1.875%, Due 2/15/2032		11,007,900	9,999,989
2.875%, Due 5/15/2032		9,860,000	9,778,347

Total U.S. Treasury Obligations (Cost $20,909,230)			20,984,068

	Shares

SHORT-TERM INVESTMENTS - 1.97% (Cost $3,413,816)

Investment Companies - 1.97%
American Beacon U.S. Government Money Market Select Fund, 1.14%G H		3,413,816	3,413,816

TOTAL INVESTMENTS - 98.04% (Cost $213,094,584)			169,788,203
OTHER ASSETS, NET OF LIABILITIES - 1.96%			3,393,343

TOTAL NET ASSETS - 100.00%			$173,181,546

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $58,752,467 or 33.93% of net assets. The Fund has no right to demand registration of these securities.

B Perpetual maturity. The date shown, if any, is the next call date.

C Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

D Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, SOFR, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on June 30, 2022.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2022

E Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at June 30, 2022. The maturity date disclosed represents the final maturity date.

F Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

G The Fund is affiliated by having the same investment advisor.

H 7-day yield.

CLO - Collateralized Loan Obligation.

CMT - Constant Maturity Treasury.

DAC - Designated Activity Company.

EURIBOR - Euro Interbank Offered Rate.

ICE – Intercontinental Exchange.

IP – Intellectual Property.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PIK - Payment in Kind.

PJSC - Private Joint Stock Company.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

SOFR - Secured Overnight Financing Rate.

Forward Foreign Currency Contracts Open on June 30, 2022:
Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
GBP	103,415	USD	103,374	7/1/2022	SSB	$41	$-	$41
GBP	141,174	USD	139,908	7/1/2022	SSB	1,266	-	1,266
EUR	219,566	USD	217,846	7/1/2022	SSB	1,720	-	1,720
EUR	295,171	USD	294,198	7/1/2022	SSB	973	-	973
GBP	367,377	USD	368,121	7/1/2022	SSB	-	(744)	(744)
GBP	398,810	USD	398,873	7/1/2022	SSB	-	(63)	(63)
EUR	400,120	USD	399,532	7/1/2022	SSB	588	-	588
GBP	403,127	USD	397,476	7/1/2022	SSB	5,651	-	5,651
EUR	432,095	USD	436,341	7/1/2022	SSB	-	(4,246)	(4,246)
EUR	466,335	USD	469,857	7/1/2022	SSB	-	(3,522)	(3,522)
EUR	475,453	USD	475,567	7/1/2022	SSB	-	(114)	(114)
EUR	883,639	USD	886,951	7/1/2022	SSB	-	(3,312)	(3,312)
EUR	930,864	USD	926,327	7/1/2022	SSB	4,537	-	4,537
USD	64,167,689	EUR	62,380,127	7/1/2022	SSB	1,787,562	-	1,787,562
USD	40,508,081	GBP	38,975,575	7/1/2022	SSB	1,532,506	-	1,532,506
USD	544,634	EUR	530,978	7/1/2022	SSB	13,656	-	13,656
USD	463,340	EUR	452,196	7/1/2022	SSB	11,144	-	11,144
GBP	95,377	USD	95,222	8/2/2022	SSB	155	-	155
EUR	270,637	USD	270,634	8/2/2022	SSB	3	-	3
USD	58,811,011	EUR	58,552,566	8/2/2022	SSB	258,445	-	258,445
USD	35,773,629	GBP	35,794,751	8/2/2022	SSB	-	(21,122)	(21,122)

						$3,618,247	$(33,123)	$3,585,124

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
EUR	Euro
GBP	Pound Sterling
USD	United States Dollar

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2022

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2022, the investments were classified as described below:

TwentyFour Strategic Income Fund	Level 1	Level 2	Level 3	Total
Assets
Corporate Obligations	$-	$23,335,309	$-	$23,335,309
Foreign Convertible Obligations	-	214,027	-	214,027
Foreign Corporate Obligations	-	99,843,699	-	99,843,699
Asset-Backed Obligations	-	21,997,284	-	21,997,284
U.S. Treasury Obligations	-	20,984,068	-	20,984,068
Short-Term Investments	3,413,816	-	-	3,413,816

Total Investments in Securities - Assets	$3,413,816	$166,374,387	$-	$169,788,203

Financial Derivative Instruments - Assets
Forward Foreign Currency Contracts	$-	$3,618,247	$-	$3,618,247

Total Financial Derivative Instruments - Assets	$-	$3,618,247	$-	$3,618,247

Financial Derivative Instruments - Liabilities
Forward Foreign Currency Contracts	$-	$(33,123)	$-	$(33,123)

Total Financial Derivative Instruments - Liabilities	$-	$(33,123)	$-	$(33,123)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended June 30, 2022, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Schedule of Investments

June 30, 2022

	Principal Amount*		Fair Value

CORPORATE OBLIGATIONS - 8.05%

Communications - 0.34%

Media - 0.34%
Discovery Communications LLC, 3.800%, Due 3/13/2024		$50,000	$49,788

Consumer, Cyclical - 0.48%

Entertainment - 0.48%
Magallanes, Inc., 3.428%, Due 3/15/2024A		71,000	69,652

Consumer, Non-Cyclical - 2.63%

Cosemetics/Personal Care - 1.69%
GSK Consumer Healthcare Capital U.S. LLC, 3.024%, Due 3/24/2024A		250,000	246,272

Health Care - Services - 0.94%
HCA, Inc., 5.250%, Due 6/15/2026		138,000	138,094

Total Consumer, Non-Cyclical			384,366

Financial - 1.68%

Banks - 0.84%
Wells Fargo Bank NA, 5.250%, Due 8/1/2023B	GBP	100,000	122,967

REITS - 0.84%
Digital Stout Holding LLC, 4.250%, Due 1/17/2025B	GBP	100,000	121,982

Total Financial			244,949

Industrial - 1.19%

Hand/Machine Tools - 1.19%
Stanley Black & Decker, Inc., 4.000%, Due 3/15/2060, (5 yr. CMT + 2.657%)C		200,000	173,483

Technology - 1.73%

Software - 1.73%
Fidelity National Information Services, Inc., 1.100%, Due 7/15/2024	EUR	150,000	153,553
VMware, Inc., 1.000%, Due 8/15/2024		105,000	98,311

			251,864

Total Technology			251,864

Total Corporate Obligations (Cost $1,273,066)			1,174,102

FOREIGN CORPORATE OBLIGATIONS - 62.60%

Communications - 5.99%

Telecommunications - 5.99%
Global Switch Holdings Ltd., 4.375%, Due 12/13/2022B	GBP	143,000	174,845
Orange SA, 5.750%, Due 4/1/2023, (5 yr. GBP Swap + 3.353%)B C D	GBP	100,000	121,121
Telefonica Emisiones SA, 5.289%, Due 12/9/2022B	GBP	150,000	184,606
Telefonica Europe BV, 3.000%, Due 9/4/2023, Series NC5, (5 yr. EUR Swap + 2.451%)B C D	EUR	200,000	202,265
Vodafone Group PLC, 6.250%, Due 10/3/2078, (5 yr. USD Swap + 3.051%)B C		200,000	190,855

			873,692

Total Communications			873,692

Consumer, Cyclical - 3.56%

Auto Parts & Equipment - 0.84%
GKN Holdings Ltd., 5.375%, Due 9/19/2022B	GBP	100,000	122,045

Distribution/Wholesale - 1.85%
Bunzl Finance PLC, 2.250%, Due 6/11/2025B	GBP	140,000	164,242

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Schedule of Investments

June 30, 2022

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 62.60% (continued)

Consumer, Cyclical - 3.56% (continued)

Distribution/Wholesale - 1.85% (continued)
Travis Perkins PLC, 3.750%, Due 2/17/2026B	GBP	100,000	$105,582

			269,824

Entertainment - 0.87%
CPUK Finance Ltd., 7.239%, Due 2/28/2042B	GBP	100,000	127,809

Total Consumer, Cyclical			519,678

Consumer, Non-Cyclical - 2.21%

Commercial Services - 1.02%
Experian Finance PLC, 2.125%, Due 9/27/2024B	GBP	125,000	148,331

Food - 1.19%
Tesco Corporate Treasury Services PLC, 2.500%, Due 5/2/2025B	GBP	150,000	173,509

Total Consumer, Non-Cyclical			321,840

Financial - 40.50%

Banks - 16.12%
Banco Santander SA, 2.750%, Due 9/12/2023B	GBP	100,000	119,944
Barclays PLC, 3.750%, Due 11/22/2030, (5 yr. U.K. Government Bond + 3.750%)B C	GBP	100,000	114,408
BNP Paribas SA, 2.000%, Due 5/24/2031, (5 yr. U.K. Government Bond + 1.650%)B C	GBP	200,000	211,824
Credit Agricole SA, 7.375%, Due 12/18/2023	GBP	150,000	189,523
HSBC Holdings PLC, 6.375%, Due 9/17/2024, (5 yr. USD ICE Swap + 3.705%)C D		$200,000	191,400
ING Groep NV, 4.700%, Due 3/22/2028, (5 yr. USD ICE Swap + 1.938%)B C		200,000	198,824
Investec Bank PLC, 4.250%, Due 7/24/2028, (5 yr. U.K. Government Bond + 3.300%)B C	GBP	100,000	119,865
Lloyds Banking Group PLC, 1.985%, Due 12/15/2031, (5 yr. U.K. Government Bond + 1.600%)C	GBP	120,000	125,209
Mizuho Financial Group, Inc., 4.353%, Due 10/20/2025B		200,000	196,724
NatWest Group PLC, 3.622%, Due 8/14/2030, (5 yr. U.K. Government Bond + 3.550%)B C	GBP	200,000	228,356
Paragon Banking Group PLC, 4.375%, Due 9/25/2031, (5 yr. U.K. Government Bond + 3.956%)B C	GBP	100,000	118,865
Standard Chartered PLC, 2.500%, Due 9/9/2030, (5 yr. EUR Swap + 2.800%)B C	EUR	165,000	162,797
Virgin Money UK PLC,
7.875%, Due 12/14/2028, (5 yr. U.K. Government Bond + 7.128%)B C	GBP	125,000	156,439
5.125%, Due 12/11/2030, (5 yr. U.K. Government Bond + 5.250%)B C	GBP	100,000	117,661
Volksbank Wien AG, 2.750%, Due 10/6/2027, (5 yr. EURIBOR ICE Swap + 2.550%)B C	EUR	100,000	98,770

			2,350,609

Financial Services - 1.09%
Close Brothers Group PLC, 2.000%, Due 9/11/2031, (5 yr. U.K. Government Bond + 1.700%)B C	GBP	150,000	158,566

Insurance - 16.72%
Admiral Group PLC, 5.500%, Due 7/25/2024B	GBP	100,000	122,448
Allianz SE, 3.500%, Due 11/17/2025, (5 Yr. CMT + 2.973%)B C		200,000	164,800
ASR Nederland NV, 5.125%, Due 9/29/2045, (5 yr. EUR Swap + 5.200%)B C	EUR	100,000	106,286
Aviva PLC, 6.125%, Due 9/29/2022, (5 yr. U.K. Government Bond + 2.400%)C D	GBP	100,000	121,730
AXA SA, 5.453%, Due 3/4/2026, (12 yr. GBP Swap + 4.000%)B C D	GBP	150,000	180,988
BUPA Finance PLC, 5.000%, Due 4/25/2023B	GBP	150,000	183,626
Legal & General Group PLC, 5.375%, Due 10/27/2045, (5 yr. U.K. Government Bond + 4.580%)B C	GBP	100,000	122,116
Liverpool Victoria Friendly Society Ltd., 6.500%, Due 5/22/2043, (5 yr. U.K. Government Bond + 5.630%)B C	GBP	100,000	122,168
Nationale-Nederlanden Levensverzekering Maatschappij NV, 9.000%, Due 8/29/2042, (3 mo. EUR EURIBOR + 8.120%)B C	EUR	100,000	105,434
Pension Insurance Corp. PLC, 6.500%, Due 7/3/2024B	GBP	140,000	175,650
Phoenix Group Holdings PLC,
4.125%, Due 7/20/2022B	GBP	100,000	121,753
6.625%, Due 12/18/2025B	GBP	150,000	188,752
RL Finance Bonds PLC, 6.125%, Due 11/30/2043, (5 yr. U.K. Government Bond + 4.321%)B C	GBP	100,000	124,033
Rothesay Life PLC, 8.000%, Due 10/30/2025B	GBP	190,000	246,943

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Schedule of Investments

June 30, 2022

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 62.60% (continued)

Financial - 40.50% (continued)

Insurance - 16.72% (continued)
Scottish Widows Ltd., 5.500%, Due 6/16/2023B	GBP	200,000	$245,529
Storebrand Livsforsikring AS, 6.875%, Due 4/4/2043, (6 mo. EUR EURIBOR + 6.194%)B C	EUR	100,000	106,314

			2,438,570

Real Estate - 2.61%
Aroundtown SA, 4.750%, Due 6/25/2024, (5 yr. GBP Swap + 4.377%)B C D	GBP	140,000	142,941
Heimstaden Bostad AB, 3.248%, Due 11/19/2024, (5 yr. EUR Swap + 3.667%)B C D	EUR	200,000	124,782
Telereal Securitisation PLC, 1.963%, Due 12/10/2033, Series B2, (Sterling Overnight Index Average + 4.440%)B C	GBP	100,000	112,429

			380,152

Savings & Loans - 3.96%
Coventry Building Society, 6.875%, Due 9/18/2024, (5 yr. U.K. Government Bond + 6.111%)B C D	GBP	200,000	234,330
Nationwide Building Society, 5.875%, Due 12/20/2024, (5 yr. U.K. Government Bond + 5.390%)B C D	GBP	200,000	230,155
Skipton Building Society, 2.000%, Due 10/2/2026, (1 yr. U.K. Government Bond + 2.150%)B C	GBP	100,000	113,799

			578,284

Total Financial			5,906,181

Industrial - 2.40%

Miscellaneous Manufacturing - 0.82%
Siemens Financieringsmaatschappij NV, 0.875%, Due 6/5/2023B	GBP	100,000	119,732

Transportation - 1.58%
National Express Group PLC,
4.250%, Due 11/26/2025, (5 yr. U.K. Government Bond + 4.135%)B C D	GBP	100,000	109,887
2.500%, Due 11/11/2023, Class PB	GBP	100,000	119,719

			229,606

Total Industrial			349,338

Utilities - 7.94%

Electric - 6.34%
Cadent Finance PLC, 0.625%, Due 9/22/2024B	EUR	150,000	149,998
Enel SpA, 8.750%, Due 9/24/2073, (5 yr. USD Swap + 5.880%)A C		$200,000	205,138
London Power Networks PLC, 5.125%, Due 3/31/2023B	GBP	108,000	133,469
NGG Finance PLC, 5.625%, Due 6/18/2073, (12 yr. GBP Swap + 3.480%)B C	GBP	100,000	114,974
Orsted AS, 2.250%, Due 12/31/2099, (5 yr. EUR Swap + 1.899%)B C	EUR	200,000	198,695
Western Power Distribution PLC, 3.625%, Due 11/6/2023B	GBP	100,000	122,084

			924,358

Gas - 0.77%
Centrica PLC, 5.250%, Due 4/10/2075, (5 yr. GBP Swap + 3.611%)B C	GBP	100,000	111,884

Water - 0.83%
Severn Trent Utilities Finance PLC, 1.625%, Due 12/4/2022B	GBP	100,000	121,249

Total Utilities			1,157,491

Total Foreign Corporate Obligations (Cost $10,479,702)			9,128,220

FOREIGN SOVEREIGN OBLIGATIONS - 0.83% (Cost $134,663)
United Kingdom Gilt, 0.125%, Due 1/31/2023B	GBP	100,000	120,674

COLLATERALIZED MORTGAGE OBLIGATIONS - 8.19%
Castell PLC, 1.820%, Due 11/25/2053, 2021 1 A, (Sterling Overnight Index Average + 0.850%)B C	GBP	250,846	301,332

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Schedule of Investments

June 30, 2022

	Principal Amount*		Fair Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 8.19% (continued)
Together Asset-Backed Securitisation PLC, 1.117%, Due 7/12/2063, 2021 1ST1 A, (Sterling Overnight Index Average + 0.700%)B C	GBP	128,484	$153,550
Tower Bridge Funding PLC,
4.240%, Due 9/20/2063, 2020 1 D, (Sterling Overnight Index Average + 3.450%)B C	GBP	120,000	145,845
2.427%, Due 11/20/2063, 2021 2 D, (Sterling Overnight Index Average + 1.800%)B C	GBP	169,000	195,427
2.616%, Due 7/21/2064, 2021 1 D, (Sterling Overnight Index Average + 2.150%)B C	GBP	212,000	251,939
Twin Bridges PLC, 2.852%, Due 3/12/2055, 2021 1 D, (Sterling Overnight Index Average + 2.100%)B C	GBP	130,000	146,623

Total Collateralized Mortgage Obligations (Cost $1,376,869)			1,194,716

U.S. TREASURY OBLIGATIONS - 5.10% (Cost $743,704)
U.S. Treasury Notes, 2.500%, Due 5/31/2024		$750,000	743,848

SHORT-TERM INVESTMENTS - 5.13% (Cost $748,594)

U.S. Treasury Obligations - 5.13%
U.S. Treasury Bills, 0.90%, Due 9/15/2022		750,000	747,486

TOTAL INVESTMENTS - 89.90% (Cost $14,756,598)			13,109,046
OTHER ASSETS, NET OF LIABILITIES - 10.10%			1,472,772

TOTAL NET ASSETS - 100.00%			$14,581,818

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $521,062 or 3.57% of net assets. The Fund has no right to demand registration of these securities.

B Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

C Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, SOFR, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on June 30, 2022.

D Perpetual maturity. The date shown, if any, is the next call date.

CMT - Constant Maturity Treasury.

EURIBOR - Euro Interbank Offered Rate.

GILT - Bank of England Bonds.

ICE - Intercontinental Exchange.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

REIT - Real Estate Investment Trust.

SOFR - Secured Overnight Financing Rate.

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Schedule of Investments

June 30, 2022

Forward Foreign Currency Contracts Open on June 30, 2022:
Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
EUR	5,654	USD	5,707	7/7/2022	SSB	$-	$(53)	$(53)
EUR	9,167	USD	9,209	7/7/2022	SSB	-	(42)	(42)
EUR	20,178	USD	20,082	7/7/2022	SSB	96	-	96
GBP	24,587	USD	24,546	7/7/2022	SSB	41	-	41
EUR	41,613	USD	41,539	7/7/2022	SSB	74	-	74
GBP	45,312	USD	45,434	7/7/2022	SSB	-	(122)	(122)
GBP	62,623	USD	63,081	7/7/2022	SSB	-	(458)	(458)
GBP	69,447	USD	68,544	7/7/2022	SSB	903	-	903
GBP	92,370	USD	92,854	7/7/2022	SSB	-	(484)	(484)
USD	9,416,534	GBP	9,174,307	7/7/2022	SSB	242,227	-	242,227
USD	1,411,120	EUR	1,385,852	7/7/2022	SSB	25,268	-	25,268
USD	74,674	GBP	74,252	7/7/2022	SSB	422	-	422

						$269,031	$(1,159)	$267,872

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
EUR	Euro
GBP	Pound Sterling
USD	United States Dollar

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2022, the investments were classified as described below:

TwentyFour Sustainable Short Term Bond Fund	Level 1	Level 2	Level 3	Total
Assets
Corporate Obligations	$-	$1,174,102	$-	$1,174,102
Foreign Corporate Obligations	-	9,128,220	-	9,128,220
Foreign Sovereign Obligations	-	120,674	-	120,674
Collateralized Mortgage Obligations	-	1,194,716	-	1,194,716
U.S. Treasury Obligations	-	743,848	-	743,848
Short-Term Investments	-	747,486	-	747,486

Total Investments in Securities - Assets	$-	$13,109,046	$-	$13,109,046

Financial Derivative Instruments - Assets
Forward Foreign Currency Contracts	$-	$269,031	$-	$269,031

Total Financial Derivative Instruments - Assets	$-	$269,031	$-	$269,031

Financial Derivative Instruments - Liabilities
Forward Foreign Currency Contracts	$-	$(1,159)	$-	$(1,159)

Total Financial Derivative Instruments - Liabilities	$-	$(1,159)	$-	$(1,159)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended June 30, 2022, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2022

	SSI Alternative Income Fund	TwentyFour Strategic Income Fund	TwentyFour Sustainable Short Term Bond Fund
Assets:
Investments in unaffiliated securities, at fair value†	$116,488,188	$166,374,387	$13,109,046
Investments in affiliated securities, at fair value‡	8,405,280	3,413,816	-
Foreign currency, at fair value^	-	1,244,754	524,153
Purchased options contracts outstanding (premiums paid $617,747)	776,640	-	-
Cash	-	1,196,719	746,612
Cash with brokers	30,374,213	-	-
Dividends and interest receivable	538,136	2,261,210	191,750
Receivable for investments sold	1,680,150	-	-
Receivable for fund shares sold	215,124	90,498	-
Receivable for tax reclaims	-	15,326	1,348
Receivable for expense reimbursement (Note 2)	-	22,794	-
Unrealized appreciation from forward foreign currency contracts	-	3,618,247	269,031
Prepaid expenses	70,731	51,032	28,223

Total assets	158,548,462	178,288,783	14,870,163

Liabilities:
Payable for investments purchased	1,409,698	210,603	155,233
Payable for fund shares redeemed	10,683	32,815	-
Payable for expense recoupment (Note 2)	21,146	-	16,386
Securities sold short, at fair value±	26,357,571	-	-
Written options contracts, at fair value (premiums received $355,410)	410,589	-	-
Dividends and interest expense payable	6,807	-	-
Management and sub-advisory fees payable (Note 2)	140,423	100,197	6,636
Service fees payable (Note 2)	-	12,865	103
Transfer agent fees payable (Note 2)	42,724	15,005	1,373
Payable for interfund loan	-	4,544,008	-
Custody and fund accounting fees payable	18,389	53,354	13,584
Professional fees payable	78,265	93,265	77,855
Payable for prospectus and shareholder reports	8,943	10,680	14,798
Unrealized depreciation from forward foreign currency contracts	-	33,123	1,159
Other liabilities	9,925	1,322	1,218

Total liabilities	28,515,163	5,107,237	288,345

Net assets	$130,033,299	$173,181,546	$14,581,818

Analysis of net assets:
Paid-in-capital	$144,203,722	$219,380,496	$15,481,139
Total distributable earnings (deficits)A	(14,170,423)	(46,198,950)	(899,321)

Net assets	$130,033,299	$173,181,546	$14,581,818

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2022

	SSI Alternative Income Fund	TwentyFour Strategic Income Fund	TwentyFour Sustainable Short Term Bond Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 Class	30,292	457,421	N/A

Y Class	13,905,949	15,276,781	575,161

Investor Class	61,584	2,017,649	N/A

A Class	N/A	611,831	11,632

C Class	N/A	665,615	10,542

R6 Class	N/A	N/A	971,501

Net assets:
R5 Class	$281,521	$4,186,949	N/A

Y Class	$129,179,345	$139,290,122	$5,328,507

Investor Class	$572,433	$18,192,880	N/A

A Class	N/A	$5,523,840	$107,415

C Class	N/A	$5,987,755	$95,605

R6 Class	N/A	N/A	$9,050,291

Net asset value, offering and redemption price per share:
R5 Class	$9.29	$9.15	N/A

Y Class	$9.29	$9.12	$9.26

Investor Class	$9.30	$9.02	N/A

A Class	N/A	$9.03	$9.23

A Class (offering price)	N/A	$9.38	$9.47

C Class	N/A	$9.00	$9.07

R6 Class	N/A	N/A	$9.32

† Cost of investments in unaffiliated securities	$131,396,600	$209,680,768	$14,756,598
‡ Cost of investments in affiliated securities	$8,405,280	$3,413,816	$-
^ Cost of foreign currency	$-	$1,388,033	$526,561
± Proceeds of securities sold short	$32,664,361	$-	$-

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended June 30, 2022

	SSI Alternative Income Fund		TwentyFour Strategic Income Fund	TwentyFour Sustainable Short Term Bond Fund
Investment income:
Dividend income from unaffiliated securities	$856,844	$	-	$-
Dividend income from affiliated securities (Note 2)	14,195		2,987	-
Interest income (net of foreign taxes)†	3,315,291		10,383,134	263,857
Interest income from short securities held at broker	62		-	-
Other income	-		9	3

Total investment income	4,186,392		10,386,130	263,860

Expenses:
Management and sub-advisory fees (Note 2)	1,823,728		1,579,638	68,985
Transfer agent fees:
R5 Class (Note 2)	-		4,211	-
Y Class (Note 2)	110,229		181,361	2,816
Investor Class	1,309		2,141	-
A Class	-		276	375
C Class	-		345	378
R6 Class	-		-	545
Custody and fund accounting fees	43,584		90,559	34,504
Professional fees	81,410		123,919	89,700
Registration fees and expenses	55,944		105,831	61,634
Service fees (Note 2):
Investor Class	4,734		88,909	-
A Class	-		3,509	237
C Class	-		4,125	65
Distribution fees (Note 2):
A Class	-		17,762	426
C Class	-		79,951	1,293
Dues and membership fees	-		-	6,917
Prospectus and shareholder report expenses	8,298		18,901	-
Trustee fees (Note 2)	10,527		17,374	922
Prime broker fees	89,472		-	-
Dividends and interest on securities sold short	150,509		-	-
Loan expense (Note 9)	638		2,578	48
Other expenses	68,060		29,802	29,147

Total expenses	2,448,442		2,351,192	297,992

Net fees waived and expenses (reimbursed) (Note 2)	(16,937)		(307,340)	(234,153)

Net expenses	2,431,505		2,043,852	63,839

Net investment income	1,754,887		8,342,278	200,021

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	(5,530,416)		(6,666,996)	72,364
Foreign currency transactions	-		7,517,531	732,340
Forward foreign currency contracts	-		9,011,581	441,801
Swap agreements	-		2,318,118	-
Written options contracts	971,018		-	-
Short sales	3,548,295		-	-
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	(22,362,227)		(51,534,861)	(2,245,862)
Purchased options contracts	158,893		-	-
Foreign currency transactions	-		(460,920)	(12,034)
Forward foreign currency contracts	-		146,109	70,569
Written options contracts	(108,131)		-	-
Short sales	12,354,317		-	-

Net (loss) from investments	(10,968,251)		(39,669,438)	(940,822)

Net (decrease) in net assets resulting from operations	$(9,213,364)		$(31,327,160)	$(740,801)

† Foreign taxes	$7,572		$418	$764

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	SSI Alternative Income Fund		TwentyFour Strategic Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$1,754,887	$2,271,301	$8,342,278	$5,458,665
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, swap agreements, written options contracts, and short sales	(1,011,103)	13,846,665	12,180,234	(2,188,092)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, purchased options contracts, foreign currency transactions, forward foreign currency contracts, written options contracts, and short sales	(9,957,148)	2,363,453	(51,849,672)	13,661,287

Net increase (decrease) in net assets resulting from operations	(9,213,364)	18,481,419	(31,327,160)	16,931,860

Distributions to shareholders:
Total retained earnings:
R5 Class	(12,714)	(3,271)	(365,658)	(392,564)
Y Class	(14,337,581)	(5,673,593)	(7,255,633)	(4,467,988)
Investor Class	(172,653)	(55,268)	(869,035)	(591,388)
A Class	-	-	(266,001)	(196,210)
C Class	-	-	(231,582)	(175,977)
Ultra Class	-	-	-	(858)

Net distributions to shareholders	(14,522,948)	(5,732,132)	(8,987,909)	(5,824,985)

Capital share transactions (Note 10):
Proceeds from sales of shares	62,702,235	174,906,971	99,427,210	142,138,738
Reinvestment of dividends and distributions	11,894,946	4,768,388	8,938,781	5,805,488
Cost of shares redeemed	(51,560,977)	(202,262,333)	(130,016,616)	(47,949,068)

Net increase (decrease) in net assets from capital share transactions	23,036,204	(22,586,974)	(21,650,625)	99,995,158

Net increase (decrease) in net assets	(700,108)	(9,837,687)	(61,965,694)	111,102,033

Net assets:
Beginning of year	130,733,407	140,571,094	235,147,240	124,045,207

End of year	$130,033,299	$130,733,407	$173,181,546	$235,147,240

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	TwentyFour Sustainable Short Term Bond Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$200,021	$152,029
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, swap agreements, written options contracts, and short sales	1,246,505	(655,764)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, purchased options contracts, foreign currency transactions, forward foreign currency contracts, written options contracts, and short sales	(2,187,327)	924,831

Net increase (decrease) in net assets resulting from operations	(740,801)	421,096

Distributions to shareholders:
Total retained earnings:
Y Class	(59,030)	(6,206)
A Class	(3,936)	(5,925)
C Class	(2,760)	(5,627)
R6 Class	(214,410)	(284,261)

Net distributions to shareholders	(280,136)	(302,019)

Capital share transactions (Note 10):
Proceeds from sales of shares	5,934,254	288,958
Reinvestment of dividends and distributions	59,898	7,275
Cost of shares redeemed	(840,656)	(214,271)

Net increase (decrease) in net assets from capital share transactions	5,153,496	81,962

Net increase (decrease) in net assets	4,132,559	201,039

Net assets:
Beginning of year	10,449,259	10,248,220

End of year	$14,581,818	$10,449,259

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. The American Beacon TwentyFour Sustainable Short Term Bond Fund is non-diversified and the American Beacon SSI Alternative Income Fund and the American Beacon TwentyFour Strategic Income Fund are diversified, as defined by the Act. As of June 30, 2022, the Trust consists of twenty-eight active series, three of which are presented in this filing: American Beacon SSI Alternative Income Fund, American Beacon TwentyFour Strategic Income Fund and American Beacon TwentyFour Sustainable Short Term Bond Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-five active series are reported in separate filings. From July 1, 2021 to July 15, 2021, the American Beacon TwentyFour Sustainable Short Term Bond Fund was known as American Beacon TwentyFour Short Term Bond Fund.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a fund will use derivatives, may adversely affect a fund’s performance and may increase costs related to a fund’s use of derivatives.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Funds.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third-party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

The SSI Alternative Income Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a semi-annual basis and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The TwentyFour Strategic Income Fund and TwentyFour Sustainable Short Term Bond Fund distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a monthly basis and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with SSI Investment Management LLC and TwentyFour Asset Management (US) LP (the “Sub-Advisors”) pursuant to which the Funds have agreed to pay annualized sub-advisory fees that are calculated and accrued daily based on each Fund’s average daily net assets according to the following schedule:

SSI Alternative Income Fund

First $300 million	0.95%
Over $300 million	0.85%

TwentyFour Strategic Income Fund

First $1 billion	0.32%
Over $1 billion	0.27%

TwentyFour Sustainable Short Term Bond Fund

First $200 million	0.20%
Next $200 million	0.185%
Next $700 million	0.175%
Over $1.1 billion	0.17%

The Management and Sub-Advisory Fees paid by the Fund for the year ended June 30, 2022 were as follows:

SSI Alternative Income Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$491,004
Sub-Advisor Fees	0.95%	1,332,724

Total	1.30%	$1,823,728

TwentyFour Strategic Income Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$825,184
Sub-Advisor Fees	0.32%	754,454

Total	0.67%	$1,579,638

TwentyFour Sustainable Short Term Bond Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$43,899
Sub-Advisor Fees	0.20%	25,086

Total	0.55%	$68,985

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the TwentyFour Stretegic Income Fund and the TwentyFour Sustainable Short Term Bond Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended June 30, 2022, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
SSI Alternative Income	$110,229
TwentyFour Strategic Income	177,713
TwentyFour Sustainable Short Term Bond	2,757

As of June 30, 2022, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
SSI Alternative Income	$8,186
TwentyFour Strategic Income	11,463
TwentyFour Sustainable Short Term Bond	443

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds listed below held the following shares with a June 30, 2022 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	June 30, 2022 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	June 30, 2022 Fair Value
U.S. Government Money Market Select	Direct	SSI Alternative Income	$8,405,280	$-	$-	$14,195	$8,405,280
U.S. Government Money Market Select	Direct	TwentyFour Strategic Income	3,413,816	-	-	2,987	3,413,816

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended June 30, 2022, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
SSI Alternative Income	$10,983
TwentyFour Strategic Income	4,908

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended June 30, 2022, the TwentyFour Strategic Income Fund borrowed on average $1,951,677 for 21 days at an average interest rate of 1.36% with interest charges of $1,479 and the TwentyFour Sustainable Short Term Bond Fund borrowed $9,080 for 1 day at an interest rate of 0.83% with interest charges of less than $1. These amounts are recorded as “Other expenses” in the Statements of Operations. For the year ending June 30, 2022, the SSI Alternative Income Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds, through October 31, 2022, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the year ended June 30, 2022, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap					Expiration of Reimbursed Expenses
Fund	Class	7/1/2021 – 10/31/2021	11/1/2021 – 6/30/2022	Reimbursed Expenses	(Recouped) Expenses
SSI Alternative Income	R5	1.49%	1.49%	$8	$(79	)*	2024-2025
SSI Alternative Income	Y	1.56%	1.56%	15,214	(51,669	)*	2024-2025
SSI Alternative Income	Investor	1.81%	1.81%	1,715	(60	)*	2024-2025
TwentyFour Strategic Income	R5	0.72%	0.72%	15,047	-		2024-2025
TwentyFour Strategic Income	Y	0.80%	0.80%	246,282	-		2024-2025
TwentyFour Strategic Income	Investor	1.09%	1.09%	30,187	-		2024-2025
TwentyFour Strategic Income	A	1.00%	1.00%	9,799	-		2024-2025
TwentyFour Strategic Income	C	1.84%	1.81%	6,025	(467	)*	2024-2025
TwentyFour Sustainable Short Term Bond	Y	0.57%	0.57%	45,287	-		2024-2025
TwentyFour Sustainable Short Term Bond	A	0.87%	0.87%	3,853	(665	)*	2024-2025
TwentyFour Sustainable Short Term Bond	C	1.62%	1.62%	2,787	(389	)*	2024-2025
TwentyFour Sustainable Short Term Bond	R6	0.47%	0.47%	182,226	(23,351	)*	2024-2025

* These amounts represent Recouped Expenses from prior fiscal years and are reflected in Other expenses on the Statements of Operations.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

Of the above amounts, $21,146 and $16,386 were disclosed as a Payable for expense recoupment on the Statements of Assets and Liabilities at June 30, 2022 for the SSI Alternative Income Fund and TwentyFour Sustainable Short Term Bond Fund, respectively. Of the above amounts $22,794 was disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at June 30, 2022 for the TwentyFour Strategic Income Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2024 and 2025. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
SSI Alternative Income	$51,669	$-	$119,257	2021-2022
SSI Alternative Income	139	93,359	-	2022-2023
SSI Alternative Income	-	62,663	-	2023-2024
TwentyFour Strategic Income	467	-	315,260	2021-2022
TwentyFour Strategic Income	-	246,975	-	2022-2023
TwentyFour Strategic Income	-	265,980	-	2023-2024
TwentyFour Sustainable Short Term Bond	24,405	168,883	-	2022-2023
TwentyFour Sustainable Short Term Bond	-	323,848	-	2023-2024

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of June 30, 2022, based on management’s evaluation of the shareholder account base, one account has been identified as representing an unaffiliated significant ownership of approximately 49% for the SSI Alternative Income Fund and one shareholder has been identified as representing an affiliated significant ownership of approximately 63% for the TwentyFour Sustainable Short Term Bond Fund.

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended June 30, 2022, RID collected $2,686 for TwentyFour Strategic Income Fund from the sale of Class A Shares. During the year ended June 30, 2022 there were no Class A Shares sales charges collected from TwentyFour Sustainable Short Term Bond Fund.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the year ended June 30, 2022, CDSC fees of $266 were collected for the A Class Shares of TwentyFour Strategic Income Fund. There were no CDSC fees collected for the A Class Shares of TwentyFour Sustainable Short Term Bond Fund.

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

purchase price or the value of the redemption of the C Class Shares redeemed. During the year ended June 30, 2022, CDSC fees of $3,824 were collected for the C Class Shares of TwentyFour Strategic Income Fund. There were no CDSC fees collected for the C Class Shares of TwentyFour Sustainable Short Term Bond Fund.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust a Fund’s fair valuation procedures.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, preferred securities and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates,

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4.  Securities and Other Investments

Asset-Backed and Mortgage-Related Securities

ABS are fractional interests in pools of loans, receivables or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. A Fund, the Manager, and the sub-advisor do not select the loans or other assets that are included in the collateral backing those pools.

A Fund may also invest in debt obligations of U.S. Government-sponsored enterprises, including Fannie Mae, Freddie Mac, FFCB and the Tennessee Valley Authority. Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac are supported by the issuers’ right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property.

The TwentyFour Strategic Income Fund and TwentyFour Sustainable Short Term Bond Fund may invest in ABS and mortgage-related securities. The Funds currently invest in CMOs and mortgage-related securities issued by private organizations which are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities Fannie Mae, a government sponsored corporation owned entirely by private stockholders, and Freddie Mac, a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. Mortgage-related securities are pools created by non-governmental issuers generally offering a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore,

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the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Convertible Securities

Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Debt and Other Fixed-Income Securities

Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates may be prepaid by their issuers, thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

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Floating Rate Securities

The coupons on certain fixed income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. Floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically should decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Foreign Debt Securities

The TwentyFour Strategic Income Fund and TwentyFour Sustainable Short Term Bond Fund may each invest a significant portion of its assets in a particular geographic region or country. The TwentyFour Strategic Income Fund may invest significantly in emerging markets and may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging market indices. Sovereign debt securities are typically issued or guaranteed by national governments in order to finance the issuing country’s growth and/or budget. Investing in foreign sovereign debt securities will expose the Funds to the direct or indirect consequences of political, social or economic changes in the countries that issue the debt securities. Quasi-sovereign debt securities are debt securities either explicitly guaranteed by a foreign government or their agencies or whose majority shareholder is a foreign government. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Obligations of a supranational entity may be denominated in foreign currencies.

High-Yield Bonds

High-yield, non-investment-grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by rating organizations. For example, Moody’s, S&P Global Ratings (“S&P Global”) and Fitch, Inc. rate them below Baa and BBB, respectively. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in a Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or

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Notes to Financial Statements

June 30, 2022

periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuer’s default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Investment Company Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal

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Notes to Financial Statements

June 30, 2022

securities laws, and generally are sold to institutional investors, such as a Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. The Manager and the sub-advisor will carefully monitor a Fund’s investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing a Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Restricted securities outstanding during the year ended June 30, 2022 are disclosed in the Notes to the Schedules of Investments.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Payment-In-Kind Securities

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the “Unrealized appreciation (depreciation) of investments” to “Dividend and interest receivable” in the Statements of Assets and Liabilities.

Preferred Stock

Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as “equity REITs”) or invest in mortgages secured by loans on such real estate (known as “mortgage REITs”) or both (known as “hybrid REITs”). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of a Fund.

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Notes to Financial Statements

June 30, 2022

Short Sales

The SSI Alternative Income Fund may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the dividends and interest payable on such securities, if any, are reflected as a liability. The Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of June 30, 2022, short positions were held by the Fund and are disclosed in the Schedule of Investments. For the same period herein, securities pledged as collateral for short sales are disclosed in the Fund’s Schedule of Investments, and cash collateral for short sales are reflected as “Cash with brokers” on the Statements of Assets and Liabilities.

Special Purpose Acquisition Company (“SPAC”)

A SPAC is a publicly traded company that raises investment capital via an initial public offering (“IPO”) for the purpose of acquiring an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the SPAC’s IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public, and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the entity’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. The Funds did not hold any SPACs as of June 30, 2022.

Variable and Floating Rate Securities

The coupons on certain fixed-income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a variable or floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically should decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Variable and floating rate securities will not generally increase in value if interest rates decline.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Options Contracts

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The

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Notes to Financial Statements

June 30, 2022

writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security or currency, in the case of a put option. An option on a futures contract provides the holder with the right to enter into a ‘‘long’’ position in the underlying futures contract, in the case of a call option, or a ‘‘short’’ position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

During the year ended June 30, 2022, the SSI Alternative Income Fund purchased/sold options primarily for hedging.

Average Option Notional Amounts Outstanding Year Ended June 30, 2022
Fund	Purchased Contracts	Written Contracts
SSI Alternative Income	$81,950	$147,425

Straddle Options

The Funds may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

Forward Foreign Currency Contracts

The Funds may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. currencies and by purchasing securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect a Fund’s investments in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of securities, or the cash value of the securities or the securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Non-Deliverable Forward (“NDF”) currency contract is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

During the year ended June 30, 2022, the TwentyFour Strategic Income Fund and TwentyFour Sustainable Short Term Bond Fund entered into forward foreign currency contracts primarily for hedging.

The Funds’ forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly

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Notes to Financial Statements

June 30, 2022

volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Year Ended June 30, 2022
Fund	Purchased Contracts	Sold Contracts
TwentyFour Strategic Income	$2,232,961	$151,396,996
TwentyFour Sustainable Short Term Bond	126,554	9,589,085

Swap Agreements

A swap is a transaction in which a Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members - generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, a Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default and a Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which a Fund enters normally provide for the obligations of a Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, a Fund’s cover and asset segregation responsibilities will normally be with respect to the net amount owed by a Fund. However, a Fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that a Fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

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Notes to Financial Statements

June 30, 2022

Interest Rate Swap Agreements

The TwentyFour Strategic Income Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

During the year ended June 30, 2022, the TwentyFour Strategic Income Fund entered into interest rate swaps primarily for return enhancement, hedging and adjusting portfolio duration.

The Fund’s interest rate swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of interest rate swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end.

Average Interest Rate Swaps Notional Amounts Outstanding
Fund	Year Ended June 30, 2022
TwentyFour Strategic Income	9,350,000

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

SSI Alternative Income Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options contracts outstanding	$-	$-	$-	$-	$776,640	$776,640

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Written options contracts outstanding	$-	$-	$-	$-	$(410,589)	$(410,589)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2022:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Written options contracts	$-	$-	$-	$-	$971,018	$971,018

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options contracts	$-	$-	$-	$-	$158,893	$158,893
Written options contracts	-	-	-	-	(108,131)	(108,131)

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Notes to Financial Statements

June 30, 2022

TwentyFour Strategic Income Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$3,618,247	$-	$-	$-	$3,618,247

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(33,123)	$-	$-	$-	$(33,123)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2022:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$9,011,581	$-	$-	$-	$9,011,581
Swap agreements	-	-	-	2,318,118	-	2,318,118

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$146,109	$-	$-	$-	$146,109

TwentyFour Sustainable Short Term Bond Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$269,031	$-	$-	$-	$269,031

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(1,159)	$-	$-	$-	$(1,159)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2022:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$441,801	$-	$-	$-	$441,801

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$70,569	$-	$-	$-	$70,569

(1) See Note 3 in the Notes to Financial Statements for additional information.

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Notes to Financial Statements

June 30, 2022

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty.

As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2022.

SSI Alternative Income Fund

Offsetting of Financial and Derivative Assets as of June 30, 2022:
	Assets	Liabilities
Purchase Options Contracts	$776,640	$-
Written Options Contracts	-	410,589

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$776,640	$410,589

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(776,640)	$(410,589)

TwentyFour Strategic Income Fund

Offsetting of Financial and Derivative Assets as of June 30, 2022:
	Assets	Liabilities
Forward Foreign Currency Contracts	$3,618,247	$33,123

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$3,618,247	$33,123

Total derivative assets and liabilities subject to an MNA	$3,618,247	$33,123

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of June 30, 2022:
			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
State Street Bank & Trust Co.	$3,618,247	$(33,123)	$-	$-	$3,585,124

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
State Street Bank & Trust Co.	$33,123	$(33,123)	$-	$-	$-

TwentyFour Sustainable Short Term Bond Fund

Offsetting of Financial and Derivative Assets as of June 30, 2022:
	Assets	Liabilities
Forward Foreign Currency Contracts	$269,031	$1,159

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$269,031	$1,159

Total derivative assets and liabilities subject to an MNA	$269,031	$1,159

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of June 30, 2022:
			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
State Street Bank & Trust Co.	$269,031	$(1,159)	$-	$-	$267,872

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
State Street Bank & Trust Co.	$1,159	$(1,159)	$-	$-	$-

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain Mortgage-Backed Securities (“MBS”) and ABS securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of MBS and ABS do not increase as much as other fixed-income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of MBS and ABS. Therefore, the prices of MBS and ABS may decrease more than prices of other fixed-income securities when interest rates rise.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Fund that holds these types of securities, may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Callable Securities Risk

The SSI Alternative Income Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates. Thus, the Fund’s income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund’s total return.

Convertible Securities Risk

The value of a convertible security typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price and a convertible security is subject to the risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible at the option of the holder. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities — that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. In addition, because companies that issue convertible securities may be small- or mid-cap companies, to the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result, a Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Some of the markets in which the Funds may effect derivative transactions are OTC or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight to the same extent as are members of “exchange-based” markets. This exposes the Funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a credit or liquidity problem with the counterparty and the recent turbulence in the financial markets highlights the

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

importance of being aware of counterparty risk resulting from OTC derivative transactions. The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result, the Funds may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, may fail, or become less able, to make timely payments of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the sub-advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Funds may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and may make it difficult for a Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since a Fund can invest significantly in high yield investments that are considered speculative in nature, this risk maybe substantial. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of a Fund’s securities, could affect a Fund’s performance.

Currency Risk

The Funds may have exposure to foreign currencies by using various instruments. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the Funds’ exposure to foreign currencies may reduce the returns of a Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency derivatives may not always work as intended, and in specific cases, a Fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency that is being hedged and thereby affect a Fund’s investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, a Fund may choose to not hedge its currency risks.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

Derivatives Risk

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. A Fund may use derivatives to enhance total return of its portfolio, to hedge against fluctuations in interest rates or currency exchange rates, to change the effective duration of its portfolio, or to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. A Fund may also hold derivative instruments to obtain economic exposure to an issuer without directly holding its securities. Derivatives may involve significant risk. The use of derivative instruments may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those securities. Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If a sub-advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for a Fund, a Fund could lose money. In addition, leverage embedded in a derivative instrument can expose a Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative’s original cost (generally the initial margin deposit). There may also be material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment, for example, where a Fund may be called upon to deliver a security it does not own. As a result, a Fund could lose more than the amount it invests. Derivatives may at times be illiquid and may be more volatile than other types of investments. A Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Certain derivatives may also be difficult to value, and valuation may be more difficult in times of market turmoil. A Fund may buy or sell derivatives not traded on organized exchanges. A Fund may also enter into transactions that are not cleared through clearing organizations. These types of transactions may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, a Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Certain derivatives require a Fund to post margin to secure its future obligation; if a Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it maybe disadvantageous to do so. A Fund’s use of derivatives also may create financial leverage, which may result in losses that exceed the amount originally invested and accelerate the rate of losses. Suitable derivatives may not be available in all circumstances, and there can be no assurance that a Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a sub-advisor may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had a Fund not used the hedging instruments. A Fund may not hedge certain risks in particular situations, even if suitable instruments are available. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations. Ongoing changes to the regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit a Fund’s ability to pursue its investment strategies. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation may make derivatives more costly, may limit their availability, may disrupt markets, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively over-the-counter and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

Environmental, Social, and/or Governance Investing Risk

A Fund’s incorporation of environmental, social and/or governance (“ESG”) considerations, including criteria as determined by the sub-advisor, in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by a Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in a Fund. A Fund’s ESG investment considerations may also affect a Fund’s exposure to certain sectors or types of investments, which may impact a Fund’s relative investment performance depending on the performance of issuers in those sectors relative to issuers in the broader market. A Fund may not be able to take advantage of certain investment opportunities due to these considerations, which may adversely affect investment performance. A Fund may underperform funds that do not incorporate these considerations. A Fund’s sub-advisor is dependent on available information to assist in the use of ESG investment considerations, and, because there are few generally accepted standards to use in such considerations, the information and considerations used for a Fund may differ from the information and considerations used for other funds. The limited availability of such information, as well as errors in or omissions from such information could result in incorrect evaluations of potential investments. There is no guarantee that a Fund’s efforts to select investments that meet a Fund’s ESG investing considerations will be successful.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Funds’ annual operating expenses or in the expense example, but they can have a negative impact on performance. Frequent trading by the Funds could also result in increased realized net capital gains, distributions of which are taxable to the Funds’ shareholders (including net short-term capital gain distributions, which are taxable to them as ordinary income).

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

High-Yield Bond Risk

Exposure to high-yield securities (commonly referred to as ‘’junk bonds’’) generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, issuers of high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price a Fund desires. High yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that issuers of lower-rated securities will default on the timely payment of principal or interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities. Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by credit rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuer’s default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default.

Interest Rate Risk

Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction to movements in interest rates. The prices of fixed-income securities or derivatives are also affected by their durations. Fixed-income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. Interest rates are currently at or near historic lows, and some investments may have negative interest rates. To the extent a Fund holds an investment with a negative interest rate to maturity, a Fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to a Fund.

LIBOR Risk

Certain of the instruments identified in a Fund’s principal investment strategies have variable or floating coupon rates that are based on LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. LIBOR is produced daily by averaging the rates reported by a number of banks and may be a significant factor in

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

determining a Fund’s payment obligations under a derivative instrument, the cost of financing to a Fund, or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s performance. Arrangements are underway to phase out the use of LIBOR. These arrangements and any additional regulatory or market changes may have an adverse impact on a Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

Regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund and the financial markets generally, and the termination of certain Reference Rates presents risks to a Fund. Financial industry groups have begun planning for a transition to the use of a different Reference Rate or benchmark rate, but there are obstacles to converting certain securities and transactions to a new Reference Rate or benchmark rate. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact the Fund. While some LIBOR-based instruments may contemplate a scenario where LIBOR becomes unavailable by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such methodologies. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for a Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial condition or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, any of the effects described above could occur prior to the official phasing out of LIBOR.

Liquidity Risk

When there is little or no active trading market for a specific type of security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by a Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Funds may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Funds at such times may have a significant adverse effect on a Fund’s NAV per share and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. A Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Market Timing Risk

Funds that invest in high-yield, and, or has exposure to foreign securities through the derivatives it holds, are particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Funds, including (i) the dilution of the Funds’ NAV, (ii) an increase in the Funds’ expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Funds may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high-yield and foreign securities. The limited trading activity of some high-yield securities may result in market prices that do not reflect the true market value of these securities. If a Fund trades foreign securities, it generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Funds’ calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Funds price its shares. In such instances, the Funds may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Funds to take advantage of any price differentials that may be reflected in the NAV of the Funds’ shares. While the Manager monitors trading in the Funds, there is no guarantee that it can detect all market timing activities.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

Non-Diversification Risk

The American Beacon TwentyFour Sustainable Short Term Bond Fund is non-diversified, which means the Fund may invest a high percentage of its assets in a limited number of issuers. When a Fund invests in a relatively small number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. When a Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund. Investments in securities of a limited number of issuers exposes a Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.

Other Investment Companies Risk

To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to a Fund’s direct fees and expenses. If a Fund invests in other investment companies, a Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to a Fund’s shareholders when distributed to them. A Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund’s investment may decline, adversely affecting a Fund’s performance. To the extent a Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, a Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Pay-In-Kind Securities Risk

Pay-in-kind securities are debt securities that do not make regular cash interest payments. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, their prices can be volatile when interest rates fluctuate. If an issuer of pay-in-kind securities defaults, the Fund may lose its entire investment. Federal income tax law requires a holder of pay-in-kind securities to include in gross income each taxable year the portion of the non-cash income on those securities (i.e., the additional securities issued as interest thereon) accrued during that year. In order to continue to qualify for treatment as a “regulated investment company” (“RIC”) under the Internal Revenue Code, and avoid federal excise tax, a Fund may be required to distribute a portion of such non-cash income and may be required to dispose of other portfolio securities in order to generate cash to meet these distribution requirements, potentially during periods of adverse market prices.

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of ABS, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. A Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those securities at a premium, accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Funds may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

Short Position Risk

The SSI Alternative Income Fund’s short positions are speculative and are subject to special risks. A short position involves the sale by a Fund of a security that it does not own. A Fund then intends to purchase the same security at a later date at a lower price. A Fund may enter into a short position through a forward commitment, a futures contract, an option, or a swap agreement. If the price of the security or derivative has increased during the time a Fund holds the short position, then a Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to the third party. Therefore, short positions involve the risk that losses may be exaggerated, and that the Fund may lose more money than the actual cost of the investment. A Fund’s losses are potentially unlimited in a short position because the price appreciation of the security that a Fund is required to purchase is unlimited. There can be no assurance that the securities necessary to cover the short position will be available for purchase by a Fund. In addition, purchasing securities to close out the short position can itself cause the price of the relevant securities to rise further, thereby increasing any loss incurred by a Fund. Furthermore, a Fund may be forced to close out a short position prematurely if a counterparty from which a Fund borrowed securities demands their return, resulting in a loss on what might otherwise have been a profitable position. Short positions also include greater reliance on a sub-advisor’s ability to accurately anticipate the future value of a security or instrument. A Fund may invest the proceeds of a short sale, and therefore, be subject to the effect of leverage, in that short selling amplifies changes in a Fund’s NAV since it increases the exposure of a Fund to the market and may increase losses and the volatility of returns. If such instruments are traded over-the-counter, there is the risk that the counterparty may fail to honor its contract terms, causing a loss to a Fund.

Sovereign and Quasi Sovereign Debt Risk

An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasi-sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. In addition, these investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or receive further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Sustainable Investing Risk

The TwentyFour Sustainable Short Term Bond Fund’s incorporation of sustainable investing considerations, including criteria as determined by the sub-advisor, in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the sustainable investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may not be able to take advantage of certain

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

investment opportunities due to these considerations, which may adversely affect investment performance. The Fund may underperform funds that do not incorporate these considerations. The sub-advisor uses sustainability research and/or ratings information provided by one or more third parties in performing this analysis and considering sustainability risks. As there are few generally accepted standards to use in such considerations, the information and considerations used for the Fund may differ from the information and consideration used for other funds.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to a Fund. Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae’’); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Funds hold securities of such issuers, it might not be able to recover its investment from the U.S. Government. U.S. government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules an applicable accounting protocols may require a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if a Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.

Variable and Floating Rate Securities Risk

The coupons on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, Secured Overnight Financing Rate (“SOFR”), LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a RIC, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended June 30, 2022 for SSI Alternative Income Fund and TwentyFour Strategic Income Fund and the tax years in the three year period ended June 30, 2022 for TwentyFour Sustainable Short Term Bond Fund remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	SSI Alternative Income Fund		TwentyFour Strategic Income Fund		TwentyFour Sustainable Short Term Bond Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
Distributions paid from:
Ordinary income*
R5 Class	$7,044	$3,271	$365,658	$392,564	$-	$-
Y Class	7,909,859	5,673,593	7,255,633	4,467,988	59,030	6,206
Investor Class	91,433	55,268	869,035	591,388	-	-
A Class	-	-	266,001	196,210	3,936	5,925
C Class	-	-	231,582	175,977	2,760	5,627
Ultra Class**	-	-	-	858	-	-
R6 Class	-	-	-	-	214,410	284,261
Long-term capital gains
R5 Class	5,670	-	-	-	-	-
Y Class	6,427,722	-	-	-	-	-
Investor Class	81,220	-	-	-	-	-
A Class	-	-	-	-	-	-
C Class	-	-	-	-	-	-
Ultra Class**	-	-	-	-	-	-
R6 Class	-	-	-	-	-	-

Total distributions paid	$14,522,948	$5,732,132	$8,987,909	$5,824,985	$280,136	$302,019

* For tax purposes, short-term capital gains are considered ordinary income distributions.

** Effective October 27, 2020, this class was terminated.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

As of June 30, 2022, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
SSI Alternative Income	$144,162,284	$9,300,923	$(22,159,234)	$(12,858,311)
TwentyFour Strategic Income	214,056,107	3,859,017	(48,516,911)	(44,657,894)
TwentyFour Sustainable Short Term Bond	14,878,870	284,502	(2,066,470)	(1,781,968)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
SSI Alternative Income	$(12,858,311)	$1,801,665	$-	$(3,113,777)	$-	$(14,170,423)
TwentyFour Strategic Income	(44,657,894)	15,405,937	-	(16,946,995)	2	(46,198,950)
TwentyFour Sustainable Short Term Bond	(1,781,968)	937,335	-	(54,688)	-	(899,321)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting tax basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, income realized for tax purposes from contingent payment debt instruments, the tax deferral of losses from straddles, deemed distributions from convertible obligations, unused capital losses and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from organizational costs as of June 30, 2022:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
SSI Alternative Income	$4,619	$(4,619)
TwentyFour Strategic Income	-	-
TwentyFour Sustainable Short Term Bond	-	-

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of June 30, 2022, the Funds had the following post RIC MOD capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
SSI Alternative Income	$–	$3,113,777
TwentyFour Strategic Income	5,439,726	11,507,269
TwentyFour Sustainable Short Term Bond	37,120	17,568

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended June 30, 2022 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
SSI Alternative Income	$116,921,249	$-	$102,662,928	$-
TwentyFour Strategic Income	73,806,749	32,978,656	59,260,758	47,632,164
TwentyFour Sustainable Short Term Bond	8,398,746	953,407	4,279,798	209,311

A summary of the Funds’ transactions in the USG Select Fund for the year ended June 30, 2022 were as follows:

Fund	Type of Transaction	June 30, 2021 Shares/Fair Value	Purchases	Sales	June 30, 2022 Shares/Fair Value
SSI Alternative Income	Direct	$2,971,598	$98,624,225	$93,190,543	$8,405,280
TwentyFour Strategic Income	Direct	9,818,634	106,125,093	112,529,911	3,413,816

9.  Borrowing Arrangements

Effective November 11, 2021 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $150 million with an expiration date November 10, 2021.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $50 million with an expiration date of November 10, 2021.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended June 30, 2022, the Funds did not utilize these facilities.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

10.   Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Year Ended June 30,
	2022		2021
SSI Alternative Income Fund	Shares	Amount	Shares	Amount
Shares sold	20,466	$199,701	-	$-
Reinvestment of dividends	-	-	-	-
Shares redeemed	(7)	(70)	-	-

Net increase in shares outstanding	20,459	$199,631	-	$-

	Y Class
	Year Ended June 30,
	2022		2021
SSI Alternative Income Fund	Shares	Amount	Shares	Amount
Shares sold	6,147,854	$61,807,965	15,522,238	$170,135,905
Reinvestment of dividends	1,169,291	11,722,293	445,409	4,736,909
Shares redeemed	(5,008,484)	(50,076,087)	(18,134,731)	(197,853,130)

Net increase (decrease) in shares outstanding	2,308,661	$23,454,171	(2,167,084)	$(22,980,316)

	Investor Class
	Year Ended June 30,
	2022		2021
SSI Alternative Income Fund	Shares	Amount	Shares	Amount
Shares sold	63,448	$694,569	442,462	$4,771,066
Reinvestment of dividends	17,242	172,653	2,962	31,479
Shares redeemed	(146,050)	(1,484,820)	(403,553)	(4,409,203)

Net increase (decrease) in shares outstanding	(65,360)	$(617,598)	41,871	$393,342

	R5 Class
	Year Ended June 30,
	2022		2021
TwentyFour Strategic Income Fund	Shares	Amount	Shares	Amount
Shares sold	392,522	$4,264,384	453,811	$4,876,189
Reinvestment of dividends	34,237	365,658	36,666	392,564
Shares redeemed	(1,039,780)	(11,007,071)	(376,536)	(4,071,661)

Net increase (decrease) in shares outstanding	(613,021)	$(6,377,029)	113,941	$1,197,092

	Y Class
	Year Ended June 30,
	2022		2021
TwentyFour Strategic Income Fund	Shares	Amount	Shares	Amount
Shares sold	7,276,157	$77,123,306	10,770,273	$115,849,848
Reinvestment of dividends	684,680	7,208,244	416,733	4,459,269
Shares redeemed	(9,404,432)	(96,458,051)	(3,198,090)	(34,440,052)

Net increase (decrease) in shares outstanding	(1,443,595)	$(12,126,501)	7,988,916	$85,869,065

	Investor Class
	Year Ended June 30,
	2022		2021
TwentyFour Strategic Income Fund	Shares	Amount	Shares	Amount
Shares sold	1,352,964	$14,414,491	1,303,661	$13,950,451
Reinvestment of dividends	83,526	869,035	55,779	591,388
Shares redeemed	(1,604,628)	(16,726,955)	(622,198)	(6,557,432)

Net increase (decrease) in shares outstanding	(168,138)	$(1,443,429)	737,242	$7,984,407

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

	A Class
	Year Ended June 30,
	2022		2021
TwentyFour Strategic Income Fund	Shares	Amount	Shares	Amount
Shares sold	206,444	$2,175,935	228,986	$2,437,919
Reinvestment of dividends	25,358	264,262	18,413	195,247
Shares redeemed	(264,706)	(2,688,689)	(116,105)	(1,228,199)

Net increase (decrease) in shares outstanding	(32,904)	$(248,492)	131,294	$1,404,967

	C Class
	Year Ended June 30,
	2022		2021
TwentyFour Strategic Income Fund	Shares	Amount	Shares	Amount
Shares sold	140,493	$1,449,094	473,613	$5,024,331
Reinvestment of dividends	22,292	231,582	15,769	167,020
Shares redeemed	(308,497)	(3,135,850)	(145,432)	(1,549,677)

Net increase (decrease) in shares outstanding	(145,712)	$(1,455,174)	343,950	$3,641,674

	Ultra ClassA
	Year Ended June 30,
	2022		2021
TwentyFour Strategic Income Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	-	$-
Reinvestment of dividends	-	-	-	-
Shares redeemed	-	-	(9,600)	(102,047)

Net decrease in shares outstanding	-	$-	(9,600)	$(102,047)

	Y Class
	Year Ended June 30,
	2022		2021
TwentyFour Sustainable Short Term Bond Fund	Shares	Amount	Shares	Amount
Shares sold	597,651	$5,824,254	27,273	$273,536
Reinvestment of dividends	5,927	57,064	158	1,579
Shares redeemed	(63,748)	(611,934)	(7,171)	(71,835)

Net increase in shares outstanding	539,830	$5,269,384	20,260	$203,280

	A Class
	Year Ended June 30,
	2022		2021
TwentyFour Sustainable Short Term Bond Fund	Shares	Amount	Shares	Amount
Shares sold	11,628	$110,000	-	$-
Reinvestment of dividends	215	2,103	301	2,999
Shares redeemed	(20,509)	(194,708)	(823)	(8,191)

Net (decrease) in shares outstanding	(8,666)	$(82,605)	(522)	$(5,192)

	C Class
	Year Ended June 30,
	2022		2021
TwentyFour Sustainable Short Term Bond Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	1,552	$15,422
Reinvestment of dividends	76	731	272	2,697
Shares redeemed	(3,637)	(34,014)	(13,493)	(134,245)

Net (decrease) in shares outstanding	(3,561)	$(33,283)	(11,669)	$(116,126)

	R6 Class
	Year Ended June 30,
	2022		2021
TwentyFour Sustainable Short Term Bond Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	-	$-
Reinvestment of dividends	-	-	-	-
Shares redeemed	-	-	-	-

Net (decrease) in shares outstanding	-	$-	-	$-

A Effective October 27, 2020 this class was terminated.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon SSI Alternative Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended June 30,						May 20, 2019B to June 30, 2019#
	2022		2021		2020

Net asset value, beginning of period	$11.15		$10.15		$10.27		$10.17

Income (loss) from investment operations:
Net investment income	0.38		0.16		0.19		0.03
Net gains (losses) on investments (both realized and unrealized)	(0.95)		1.18		0.06		0.07

Total income (loss) from investment operations	(0.57)		1.34		0.25		0.10

Less distributions:
Dividends from net investment income	(0.21)		(0.26)		(0.37)		-
Distributions from net realized gains	(1.08)		(0.08)		-		-

Total distributions	(1.29)		(0.34)		(0.37)		-

Net asset value, end of period	$9.29		$11.15		$10.15		$10.27

Total returnC	(5.85)%		13.33%		2.49%		0.98	%D

Ratios and supplemental data:
Net assets, end of period	$281,521		$109,650		$99,760		$100,976
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.64%		1.93%		4.90%		2.76	%E
Expenses, net of reimbursements and/or recoupments	1.64	%F	1.89	%F	2.19	%F	1.83	%E F
Net investment income (loss), before expense reimbursements and/or recoupments	1.47%		1.43%		(0.81)%		1.41	%E
Net investment income, net of reimbursements and/or recoupments	1.47%		1.47%		1.90%		2.34	%E
Portfolio turnover rate	113%		326%		242%		20	%D

#	Fiscal year end changed from March 31 to June 30.
A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commencement of operations.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Includes non-operating expenses consisting of prime broker fees and dividends and interest expense from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.49%, 1.49%, 1.49% and 1.49% for the year ended June 30, 2022, year ended June 30, 2021, year ended June 30, 2020 and period ended June 30, 2019, respectively.

See accompanying notes

American Beacon SSI Alternative Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y ClassA
	Year Ended June 30,						April 1, 2019 to June 30, 2019#		Year Ended March 31,
	2022		2021		2020				2019		2018

Net asset value, beginning of period	$11.14		$10.14		$10.27		$10.12		$10.04		$9.90

Income (loss) from investment operations:
Net investment income	0.19		0.08		0.19		0.08		0.20	B	0.19	B
Net gains (losses) on investments (both realized and unrealized)	(0.76)		1.26		0.05		0.07		0.07		0.13

Total income (loss) from investment operations	(0.57)		1.34		0.24		0.15		0.27		0.32

Less distributions:
Dividends from net investment income	(0.20)		(0.26)		(0.37)		-		(0.19)		(0.18)
Distributions from net realized gains	(1.08)		(0.08)		-		-		-		-

Total distributions	(1.28)		(0.34)		(0.37)		-		(0.19)		(0.18)

Net asset value, end of period	$9.29		$11.14		$10.14		$10.27		$10.12		$10.04

Total return	(5.85	)%C	13.33	%C	2.35	%C	1.48	%C D	2.71	%E	3.28	%E

Ratios and supplemental data:
Net assets, end of period	$129,179,345		$129,211,872		$139,609,314		$227,279,618		$279,429,760		$281,239,955
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.74%		2.00%		2.32%		2.14	%G	1.79	%F	1.76	%F
Expenses, net of reimbursements and/or recoupments	1.73	%H	1.96	%H	2.27	%H	1.71	%G H	1.79	%F	1.76	%F
Net investment income, before expense reimbursements and/or recoupments	1.26%		1.24%		1.81%		1.81	%G	1.99%		1.85%
Net investment income, net of reimbursements and/or recoupments	1.27%		1.28%		1.86%		2.24	%G	1.99%		1.85%
Portfolio turnover rate	113%		326%		242%		20	%D	76%		52%

#	Fiscal year end changed from March 31 to June 30.
A	On May 17, 2019, Class I was re-designated as Y Class.
B	Based on average shares outstanding for the period.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E

Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that shareholder would pay on Fund distributions or the redemption of Fund shares.

F

If interest expense, dividends on securities sold short and shareholder servicing fees had been excluded, the expense ratios would have been lowered by 0.30% and 0.27% for the periods ended March 31, respectively.

G	Annualized.
H

Includes non-operating expenses consisting of prime broker fees, dividends and interest expense from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.56%, 1.56%, 1.56% and 1.54% for the year ended June 30, 2022, year ended June 30, 2021, year ended June 30, 2020 and period ended June 30, 2019, respectively.

See accompanying notes

American Beacon SSI Alternative Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor ClassA
	Year Ended June 30,						April 1, 2019 to June 30, 2019#		Year Ended March 31,
	2022		2021		2020				2019		2018

Net asset value, beginning of period	$11.12		$10.13		$10.27		$10.13		$10.04		$9.90

Income (loss) from investment operations:
Net investment income	0.10	B	0.08		0.17		0.03		0.17	B	0.16	B
Net gains (losses) on investments (both realized and unrealized)	(0.69)		1.23		0.04		0.11		0.07		0.13

Total income (loss) from investment operations	(0.59)		1.31		0.21		0.14		0.24		0.29

Less distributions:
Dividends from net investment income	(0.15)		(0.24)		(0.35)		-		(0.15)		(0.15)
Distributions from net realized gains	(1.08)		(0.08)		-		-		-		-

Total distributions	(1.23)		(0.32)		(0.35)		-		(0.15)		(0.15)

Net asset value, end of period	$9.30		$11.12		$10.13		$10.27		$10.13		$10.04

Total return	(6.03	)%C	13.03	%C	2.07	%C	1.38	%C D	2.47	%E	2.99	%E

Ratios and supplemental data:
Net assets, end of period	$572,433		$1,411,885		$862,020		$946,784		$856,300		$1,256,917
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.13%		2.32%		2.97%		2.39	%G	2.04	%F	2.01	%F
Expenses, net of reimbursements and/or recoupments	1.99	%H	2.20	%H	2.52	%H	1.98	%G H	2.04	%F	2.01	%F
Net investment income, before expense reimbursements and/or recoupments	0.81%		0.84%		1.13%		1.62	%G	1.74%		1.60%
Net investment income, net of reimbursements and/or recoupments	0.95%		0.96%		1.58%		2.04	%G	1.74%		1.60%
Portfolio turnover rate	113%		326%		242%		20	%D	76%		52%

#	Fiscal year end changed from March 31 to June 30.
A	On May 17, 2019, Class A was re-designated as Investor Class.
B	Based on average shares outstanding for the period.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E

Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

F

If interest expense, dividends on securities sold short and shareholder servicing fees had been excluded, the expense ratios would have been lowered by 0.30% and 0.27%, for the periods ended March 31, respectively.

G	Annualized.
H

Includes non-operating expenses consisting of prime broker fees, dividends and interest expense from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.81%, 1.81%, 1.81% and 1.81% for the year ended June 30, 2022, year ended June 30, 2021, year ended June 30, 2020 and period ended June 30, 2019, respectively.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended June 30,
	2022		2021	2020	2019		2018

Net asset value, beginning of period	$11.02		$10.27	$10.24	$10.07		$10.17

Income (loss) from investment operations:
Net investment income	0.38	B	0.41	0.35	0.43	B	0.44
Net gains (losses) on investments (both realized and unrealized)	(1.85)		0.71	0.03	0.27		(0.09)

Total income (loss) from investment operations	(1.47)		1.12	0.38	0.70		0.35

Less distributions:
Dividends from net investment income	(0.40)		(0.37)	(0.35)	(0.52)		(0.45)
Distributions from net realized gains	-		-	-	(0.01)		-

Total distributions	(0.40)		(0.37)	(0.35)	(0.53)		(0.45)

Net asset value, end of period	$9.15		$11.02	$10.27	$10.24		$10.07

Total returnC	(13.73)%		11.06%	3.81%	7.27%		3.49%

Ratios and supplemental data:
Net assets, end of period	$4,186,949		$11,799,339	$9,824,323	$8,968,940		$6,460,768
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.88%		0.91%	1.01%	1.22%		1.74%
Expenses, net of reimbursements and/or recoupments	0.72%		0.72%	0.72%	0.72%		0.72%
Net investment income, before expense reimbursements and/or recoupments	3.43%		3.05%	2.69%	3.81%		3.22%
Net investment income, net of reimbursements and/or recoupments	3.59%		3.24%	2.98%	4.31%		4.24%
Portfolio turnover rate	48%		79%	185%	198%		135%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended June 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$10.99	$10.25	$10.22	$10.06	$10.16

Income (loss) from investment operations:
Net investment income	0.37	0.39	0.37	0.42	0.46
Net gains (losses) on investments (both realized and unrealized)	(1.84)	0.72	0.01	0.27	(0.11)

Total income (loss) from investment operations	(1.47)	1.11	0.38	0.69	0.35

Less distributions:
Dividends from net investment income	(0.40)	(0.37)	(0.35)	(0.52)	(0.45)
Distributions from net realized gains	-	-	-	(0.01)	-

Total distributions	(0.40)	(0.37)	(0.35)	(0.53)	(0.45)

Net asset value, end of period	$9.12	$10.99	$10.25	$10.22	$10.06

Total returnA	(13.76)%	11.00%	3.82%	7.18%	3.49%

Ratios and supplemental data:
Net assets, end of period	$139,290,122	$183,749,947	$89,459,856	$38,664,428	$22,277,957
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.93%	0.96%	1.09%	1.42%	1.78%
Expenses, net of reimbursements and/or recoupments	0.80%	0.81%	0.82%	0.82%	0.82%
Net investment income, before expense reimbursements and/or recoupments	3.48%	3.02%	2.58%	3.60%	3.25%
Net investment income, net of reimbursements and/or recoupments	3.61%	3.17%	2.85%	4.20%	4.21%
Portfolio turnover rate	48%	79%	185%	198%	135%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended June 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$10.88	$10.16	$10.15	$10.02	$10.16

Income (loss) from investment operations:
Net investment income	0.34	0.33	0.44	0.38	0.43
Net gains (losses) on investments (both realized and unrealized)	(1.82)	0.74	(0.08)	0.27	(0.12)

Total income (loss) from investment operations	(1.48)	1.07	0.36	0.65	0.31

Less distributions:
Dividends from net investment income	(0.38)	(0.35)	(0.35)	(0.51)	(0.45)
Distributions from net realized gains	-	-	-	(0.01)	-

Total distributions	(0.38)	(0.35)	(0.35)	(0.52)	(0.45)

Net asset value, end of period	$9.02	$10.88	$10.16	$10.15	$10.02

Total returnA	(14.03)%	10.67%	3.58%	6.84%	3.09%

Ratios and supplemental data:
Net assets, end of period	$18,192,880	$23,773,539	$14,710,345	$1,422,906	$1,271,611
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.22%	1.24%	1.42%	1.69%	2.16%
Expenses, net of reimbursements and/or recoupments	1.09%	1.09%	1.09%	1.09%	1.09%
Net investment income, before expense reimbursements and/or recoupments	3.20%	2.73%	2.23%	3.30%	2.89%
Net investment income, net of reimbursements and/or recoupments	3.33%	2.88%	2.56%	3.90%	3.96%
Portfolio turnover rate	48%	79%	185%	198%	135%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended June 30,			October 29, 2018A to June 30, 2019
	2022	2021	2020

Net asset value, beginning of period	$10.89	$10.16	$10.16	$9.95

Income (loss) from investment operations:
Net investment income	0.34	0.35	0.23	0.33
Net gains (losses) on investments (both realized and unrealized)	(1.81)	0.72	0.11	0.26

Total income (loss) from investment operations	(1.47)	1.07	0.34	0.59

Less distributions:
Dividends from net investment income	(0.39)	(0.34)	(0.34)	(0.37)
Distributions from net realized gains	-	-	-	(0.01)

Total distributions	(0.39)	(0.34)	(0.34)	(0.38)

Net asset value, end of period	$9.03	$10.89	$10.16	$10.16

Total returnB	(13.94)%	10.73%	3.44%	6.18	%C

Ratios and supplemental data:
Net assets, end of period	$5,523,840	$7,020,746	$5,216,325	$6,270,835
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.14%	1.16%	1.34%	1.78	%D
Expenses, net of reimbursements and/or recoupments	1.00%	1.04%	1.12%	1.12	%D
Net investment income, before expense reimbursements and/or recoupments	3.28%	2.81%	2.35%	3.30	%D
Net investment income, net of reimbursements and/or recoupments	3.42%	2.93%	2.57%	3.96	%D
Portfolio turnover rate	48%	79%	185%	198	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended June 30,				October 29, 2018A to June 30, 2019
	2022		2021	2020

Net asset value, beginning of period	$10.85		$10.13	$10.14	$9.95

Income (loss) from investment operations:
Net investment income	0.25		0.27	0.30	0.24
Net gains (losses) on investments (both realized and unrealized)	(1.80)		0.72	(0.03)	0.30

Total income (loss) from investment operations	(1.55)		0.99	0.27	0.54

Less distributions:
Dividends from net investment income	(0.30)		(0.27)	(0.28)	(0.34)
Distributions from net realized gains	-		-	-	(0.01)

Total distributions	(0.30)		(0.27)	(0.28)	(0.35)

Net asset value, end of period	$9.00		$10.85	$10.13	$10.14

Total returnB	(14.61)%		9.87%	2.72%	5.63	%C

Ratios and supplemental data:
Net assets, end of period	$5,987,755		$8,803,669	$4,735,447	$1,659,229
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.90%		1.95%	2.14%	2.58	%D
Expenses, net of reimbursements and/or recoupments	1.82	%E	1.85%	1.87%	1.87	%D
Net investment income, before expense reimbursements and/or recoupments	2.50%		2.02%	1.57%	2.50	%D
Net investment income, net of reimbursements and/or recoupments	2.58%		2.12%	1.84%	3.20	%D
Portfolio turnover rate	48%		79%	185%	198	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to the change in the contractual expense caps on November 1, 2021.

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended June 30,			February 18, 2020A to June 30, 2020
	2022	2021

Net asset value, beginning of period	$10.02	$9.92		$10.00

Income (loss) from investment operations:
Net investment income	0.32	0.21		0.05
Net gains (losses) on investments (both realized and unrealized)	(0.83)	0.18		(0.06)

Total income (loss) from investment operations	(0.51)	0.39		(0.01)

Less distributions:
Dividends from net investment income	(0.25)	(0.29)		(0.07)

Net asset value, end of period	$9.26	$10.02		$9.92

Total returnB	(5.20)%	4.00%		(0.09	)%C

Ratios and supplemental data:
Net assets, end of period	$5,328,507	$354,076		$149,445
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.24%	4.65	%E	11.60	%D E
Expenses, net of reimbursements and/or recoupments	0.57%	0.57%		0.57	%D
Net investment (loss), before expense reimbursements and/or recoupments	(0.06)%	(2.71	)%E	(9.96	)%D E
Net investment income, net of reimbursements and/or recoupments	1.61%	1.37%		1.07	%D
Portfolio turnover rate	43%	54%		7	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended June 30,				February 18, 2020A to June 30, 2020
	2022		2021

Net asset value, beginning of period	$9.98		$9.91		$10.00

Income (loss) from investment operations:
Net investment income	0.12	B	0.11		0.05
Net gains (losses) on investments (both realized and unrealized)	(0.65)		0.25		(0.07)

Total income (loss) from investment operations	(0.53)		0.36		(0.02)

Less distributions:
Dividends from net investment income	(0.22)		(0.29)		(0.07)

Net asset value, end of period	$9.23		$9.98		$9.91

Total returnC	(5.43)%		3.70%		(0.19	)%D

Ratios and supplemental data:
Net assets, end of period	$107,415		$202,627		$206,227
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	3.13%		5.33	%F	10.25	%E F
Expenses, net of reimbursements and/or recoupments	0.87%		0.87%		0.87	%E
Net investment (loss), before expense reimbursements and/or recoupments	(1.06)%		(3.36	)%F	(8.59	)%E F
Net investment income, net of reimbursements and/or recoupments	1.20%		1.10%		0.79	%E
Portfolio turnover rate	43%		54%		7	%D

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended June 30,				February 18, 2020A to June 30, 2020
	2022		2021

Net asset value, beginning of period	$9.87		$9.87		$10.00

Income (loss) from investment operations:
Net investment income	0.04	B	0.03	B	0.02
Net gains (losses) on investments (both realized and unrealized)	(0.64)		0.26		(0.08)

Total income (loss) from investment operations	(0.60)		0.29		(0.06)

Less distributions:
Dividends from net investment income	(0.20)		(0.29)		(0.07)

Net asset value, end of period	$9.07		$9.87		$9.87

Total returnC	(6.15)%		3.00%		(0.59	)%D

Ratios and supplemental data:
Net assets, end of period	$95,605		$139,238		$254,319
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	3.78%		6.04	%F	10.34	%E F
Expenses, net of reimbursements and/or recoupments	1.62%		1.62%		1.62	%E
Net investment (loss), before expense reimbursements and/or recoupments	(1.71)%		(4.08	)%F	(8.62	)%E F
Net investment income, net of reimbursements and/or recoupments	0.45%		0.34%		0.10	%E
Portfolio turnover rate	43%		54%		7	%D

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended June 30,			February 18, 2020A to June 30, 2020
	2022	2021

Net asset value, beginning of period	$10.04	$9.92		$10.00

Income (loss) from investment operations:
Net investment income	0.16	0.15		0.04
Net gains (losses) on investments (both realized and unrealized)	(0.66)	0.26		(0.05)

Total income (loss) from investment operations	(0.50)	0.41		(0.01)

Less distributions:
Dividends from net investment income	(0.22)	(0.29)		(0.07)

Net asset value, end of period	$9.32	$10.04		$9.92

Total returnB	(5.06)%	4.21%		(0.09	)%C

Ratios and supplemental data:
Net assets, end of period	$9,050,291	$9,753,318		$9,638,229
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.38%	4.44	%E	6.83	%D E
Expenses, net of reimbursements and/or recoupments and/or recoupments	0.47%	0.47%		0.47	%D
Net investment (loss), before expense reimbursements	(0.30)%	(2.47	)%E	(5.20	)%D E
Net investment income, net of reimbursements and/or recoupments	1.61%	1.50%		1.16	%D
Portfolio turnover rate	43%	54%		7	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon FundSM

Federal Tax Information

June 30, 2022 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021.

The Fund designated the following items with regard to distributions paid during the fiscal year ended June 30, 2022. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

SSI Alternative Income Fund	5.51%
TwentyFour Strategic Income Fund	n/a
TwentyFour Sustainable Short Term Bond Fund	n/a

Qualified Dividend Income:

SSI Alternative Income Fund	6.02%
TwentyFour Strategic Income Fund	n/a
TwentyFour Sustainable Short Term Bond Fund	n/a

Long-Term Capital Gain Distributions:

SSI Alternative Income Fund	$6,514,612
TwentyFour Strategic Income Fund	-
TwentyFour Sustainable Short Term Bond Fund	-

Short-Term Capital Gain Distributions:

SSI Alternative Income Fund	$5,728,873
TwentyFour Strategic Income Fund	-
TwentyFour Sustainable Short Term Bond Fund	-

Shareholders will receive notification in January 2023 of the applicable tax information necessary to prepare their 2022 income tax returns.

Disclosure Regarding Approvals of the Management and Investment Advisory Agreement (Unaudited)

Renewal and Approval of Management Agreements and Investment Advisory Agreements

At meetings held on May 16, 2022 and June 7-8, 2022 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 8, 2022 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of the American Beacon SSI Alternative Income Fund (“SSI Fund”), the American Beacon TwentyFour Strategic Income Fund (“Strategic Income Fund”), and the American Beacon TwentyFour Sustainable Short Term Bond Fund, which prior to July 16, 2021, was known as the American Beacon TwentyFour Short Term Bond Fund (“Short Term Bond Fund”) (each, a “Fund” and collectively, the “Funds”);

(2) the Investment Advisory Agreement among the Manager, SSI Investment Management LLC (“SSI”), and the Trust, on behalf of the SSI Fund; and

(3) the Investment Advisory Agreement among the Manager, TwentyFour Asset Management (US), LP (“TwentyFour” and together with SSI, the “sub-advisors”), and the Trust, on behalf of the Strategic Income Fund and Short Term Bond Fund.

The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the sub-advisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or a sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such

Disclosure Regarding Approvals of the Management and Investment Advisory Agreement (Unaudited)

as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds and the sub-advisor for each Fund; (3) the profits, if any, earned by the Manager and SSI, an affiliate of the Manager, in rendering services to the Funds; (4) comparisons of services and fee rates with contracts entered into by the Manager or a sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a sub-advisor from its relationship with a Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s performance, the Strategic Income Fund’s performance since its inception on April 3, 2017, and the Short Term Bond Fund’s performance since its inception on January 19, 2020; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the sub-advisor; succession plans for key employees who perform services for the Funds; diversity and inclusion initiatives; the adequacy of the resources committed to the Funds by each sub-advisor; the financial stability of each sub-advisor; and representations made by each sub-advisor regarding its compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each sub-advisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge Performance Universe. The Board also considered that the Performance Universes selected by Broadridge may not provide appropriate comparisons for a Fund due to its unique or distinctive investment strategies. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by each sub-advisor regarding the performance of each Fund relative to the performance of other comparable investment accounts managed by the sub-advisor and an appropriate peer group for the Fund or the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each sub-advisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group

Disclosure Regarding Approvals of the Management and Investment Advisory Agreement (Unaudited)

of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit with respect to the SSI Fund and Strategic Income Fund and sustaining a loss with respect to the Short Term Bond Fund before the payment of distribution-related expenses and the Manager sustaining a loss after the payment of distribution-related expenses with respect to each Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds. The Board also noted that, for each Fund and its share classes, the Manager is waiving fees and/or reimbursing expenses.

The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each sub-advisor in connection with its investment advisory services to a Fund, the Board considered representations made by the sub-advisors that each Fund’s sub-advisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board also considered the extent to which SSI, which is an affiliate of the Manager, earned a profit or incurred a loss with respect to the services provided to the SSI Fund. The Board did not request profitability data from TwentyFour, because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and TwentyFour with respect to the negotiation of sub-advisory fee rates. In addition, the Board noted that TwentyFour may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager and the profitability levels of SSI were reasonable in light of the services performed by SSI. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints for the sub-advisory fee rates. The Board also considered that no Fund’s current assets exceeded the threshold necessary to reach the first sub-advisory fee rate breakpoint.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. In this regard, the Board considered that no Fund’s current assets exceeded the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and sub-advisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or a sub-advisor’s investment process and expanding the level of assets under management by the Manager and the sub-advisors. The Board also considered that the Manager may invest the cash balances of each Fund, other than the Short Term Bond Fund, in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. In addition, the Board noted that SSI benefits from soft dollar arrangements for

Disclosure Regarding Approvals of the Management and Investment Advisory Agreement (Unaudited)

proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for the SSI Fund’s and Strategic Income Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. The Short Term Bond Fund does not offer R5 Class shares. Therefore, that Fund’s performance comparisons were made to the Fund’s Y Class shares. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to each Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, if applicable, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill. The Board noted that, while the SSI Fund had more than five years of performance, the Strategic Income Fund and Short Term Bond Fund each had a shorter term performance record, and evaluated the information provided.

The expense comparisons below were made for the SSI Fund’s and Strategic Income Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group. For the Short Term Bond Fund, which does not offer R5 Class shares, the Fund’s Y Class shares were used for purposes of expense comparisons to the Broadridge Expense Universe and Broadridge Expense Group. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to each Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for each Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2021. References to each Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

For each Fund, the Board considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. The Board also considered that, in connection with the change in the name of the Funds’ Institutional Class shares to R5 Class shares, the share class used for the Funds’ Morningstar Fee Level comparisons had changed to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Funds.

Disclosure Regarding Approvals of the Management and Investment Advisory Agreement (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon SSI Alternative Income Fund

In considering the renewal of the Agreements for the SSI Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	5	th Quintile
Compared to Broadridge Expense Universe	5	th Quintile
Morningstar Fee Level Ranking	4	th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	1	st Quintile
Compared to Morningstar Category	3	rd Quintile

The Board also considered: (1) the sub-advisor is an affiliate of the Manager; (2) the SSI Fund employs a limited-capacity strategy as the sub-advisor invests primarily in convertible bonds; (3) information provided by the sub-advisor indicating that it had earned a profit with respect to the services it provides to the SSI Fund; (4) the SSI Fund acquired all of the assets of the Palmer Square SSI Alternative Income Fund (“Acquired Fund”), on May 17, 2019, and that the SSI Fund’s performance prior to that date is that of the Acquired Fund; (5) information provided by the sub-advisor regarding fee rates charged for managing assets in the same or a similar strategy as the sub-advisor manages the SSI Fund; and (6) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the SSI Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the SSI Fund.

Additional Considerations and Conclusions with Respect to the American Beacon TwentyFour Strategic Income Fund

In considering the renewal of the Agreements for the Strategic Income Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3	rd Quintile
Compared to Broadridge Expense Universe	4	th Quintile
Morningstar Fee Level Ranking	4	th Quintile

Broadridge and Morningstar Performance Analysis (three-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	1	st Quintile
Compared to Morningstar Category	1	st Quintile

The Board also considered: (1) information provided by the sub-advisor regarding fee rates charged for managing assets in the same or a similar strategy as the sub-advisor manages the Strategic Income Fund; and (2) the Manager’s recommendation to continue to retain the sub-advisor.

Disclosure Regarding Approvals of the Management and Investment Advisory Agreement (Unaudited)

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Strategic Income Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Strategic Income Fund.

Additional Considerations and Conclusions with Respect to the American Beacon TwentyFour Sustainable Short Term Bond Fund

In considering the renewal of the Agreements in the Short Term Bond Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	5	th Quintile
Compared to Broadridge Expense Universe	5	th Quintile
Morningstar Fee Level Ranking	4	th Quintile

Broadridge and Morningstar Performance Analysis (one-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	2	nd Quintile
Compared to Morningstar Category	2	nd Quintile

The Board also considered: (1) the Manager’s representations regarding the higher expenses associated with the complexity of the sub-advisor’s investment strategy as compared to funds in the Short Term Bond Fund’s Broadridge Expense Group and Expense Universe and its Morningstar category; (2) information provided by the sub-advisor regarding fee rates charged for managing assets in the same or a similar strategy as the sub-advisor manages the Short Term Bond Fund; and (3) the Manager’s recommendation to continue to retain the sub-advisor based upon, among other factors, the relatively brief period that the Short Term Bond Fund has been in operation.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Short Term Bond Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Short Term Bond Fund.

Disclosure Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 2-3, 2022 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2021 through December 31, 2021 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (67)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (52)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Joseph B. Armes (60)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Gerard J. Arpey (63)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (61)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Claudia A. Holz (64)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Independent Director, Blue Owl Capital Inc. (2021-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Douglas A. Lindgren (60)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Barbara J. McKenna, CFA (59)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Jeffrey K. Ringdahl (47)	President since 2022 Vice President (2010-2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd; President (2022-Present); Vice President (2010-2022), American Beacon Select Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2018-2021), American Beacon Apollo Total Return Fund.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (63)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Gregory J. Stumm (40)	VP since 2022	Senior Vice President (2022-Present), American Beacon Advisors, Inc.; Senior Vice President (2022-Present), Resolute Investment Managers, Inc.; Senior Vice President (2022-Present), Resolute Investment Distributors, Inc.; Senior Vice President (2022-Present), Resolute Investment Services, Inc.; Vice President (2022-Present), American Beacon Select Funds; Vice President (2022-Present), American Beacon Institutional Funds Trust.

Paul B. Cavazos (53)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (51)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (61)	VP since 2021 Principal Accounting Officer and Treasurer (2010-2021)	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO (2015-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021-Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (58)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (59)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (50)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Chief Compliance Officer (2018-2019), Vice President (2018-Present), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (65)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Director, Fund and Tax Reporting (2011-Present), Resolute investment Services, Inc.; Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (52)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (47)	Assistant Secretary since 2008	Senior Corporate Governance & Regulatory Specialist (2020-Present), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rebecca L. Harris (55)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-Present), Director (2022-Present) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President (2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (63)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (37)	Assistant Secretary since 2021	Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022-Present) and Associate General Counsel, (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

American Beacon FundsSM

Privacy Policy

June 30, 2022 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon SSI Alternative Income Fund, American Beacon TwentyFour Strategic Income Fund and American Beacon TwentyFour Sustainable Short Term Bond Fund are service marks of American Beacon Advisors, Inc.

AR 06/22

ITEM 2. CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code July 6, 2021 to remove two terminated investment companies and update the Principal Financial Officer. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Mr. Gilbert Alvarado and Ms. Claudia Holz are “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees	Fiscal Year Ended
$285,407	6/30/2021
$292,468	6/30/2022

(b)
Audit Related Fees	Fiscal Year Ended
$0	6/30/2021
$0	6/30/2022

(c)
Tax Fees	Fiscal Year Ended
$85,756	6/30/2021
$99,150	6/30/2022

(d)
All Other Fees	Fiscal Year Ended
$0	6/30/2021
$0	6/30/2022

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

•

to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•

to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•

to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$85,756	$0	N/A	6/30/2021
$99,150	$0	N/A	6/30/2022

(h)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12 DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not Applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Jeffrey Ringdahl
Jeffrey Ringdahl
President
American Beacon Funds

Date: September 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Jeffrey Ringdahl
Jeffrey Ringdahl
President
American Beacon Funds

Date: September 1, 2022

By /s/ Sonia L. Bates
Sonia L. Bates
Treasurer
American Beacon Funds

Date: September 1, 2022